VANGUARD(R) BALANCED INDEX FUND

ANNUAL REPORT - DECEMBER 31, 2000

[PHOTO OF SHIP]
[THE VANGUARD GROUP LOGO]

[A MEMBER OF THE VANGUARD GROUP(R) LOGO]



SOME LESSONS FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Balanced Index Fund recorded a -2.0% return during 2000, slightly better than the result for its target index.

* The stock portion of the fund declined -10.6%, while the bond segment earned 11.4%. Our overall return was negative because we hold a 60% weighting in stocks.

* The Balanced Index Fund underperformed the average balanced mutual fund in 2000, but has outpaced its average peer over the fund's full lifetime.

CONTENTS

 1 Letter from the Chairman

 7 Fund Profile

 9 Glossary of Investment Terms

11 Performance Summary

12 Report on After-Tax Returns

13 Financial Statements

61 Report of Independent Accountants

LETTER
 from the Chairman

Fellow Shareholder,

VANGUARD BALANCED INDEX FUND recorded a -2.0% return during 2000. Our result reflected a poor year for stocks and a strong year for bonds-- a reversal of trends from 1999.

     As the adjacent table shows, our fund was able to beat its target index, a composite with a 60% weighting in the Wilshire 5000 Total Market Index and a 40% weighting in the Lehman Brothers Aggregate Bond Index. However, for only the second time since its inception in 1992, the Balanced Index Fund's total return (capital change plus reinvested dividends) trailed that of the average balanced mutual fund.



2000 TOTAL RETURNS                                  YEAR ENDED
                                                   DECEMBER 31
--------------------------------------------------------------
Vanguard Balanced Index Fund                             -2.0%
Average Balanced Fund*                                    1.5
Balanced Composite Index**                               -2.2
--------------------------------------------------------------
Wilshire 5000 Index                                     -11.0%
Lehman Aggregate Bond Index                              11.6
--------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Made up of two unmanaged benchmarks,  weighted
  60% Wilshire 5000 Index and 40% Lehman Aggregate
  Bond Index.


ADMIRAL SHARES*
--------------------------------------------------------------
Vanguard Balanced Index Fund                             -0.2%
--------------------------------------------------------------
*Since inception on November 13, 2000.


INSTITUTIONAL SHARES*
--------------------------------------------------------------
Vanguard Balanced Index Fund                              1.6%
--------------------------------------------------------------
*Since inception on December 1, 2000.


     Our fund's total return is based on a decrease in the net asset value of its Investor Shares from $20.22 per share on December 31, 1999, to $19.08 per share on December 31, 2000. The return reflects dividends totaling $0.647 per share paid from net investment income and distributions totaling $0.10 per share paid from net realized capital gains.

     Late in the year, we introduced two new, lower-cost share classes--Admiral Shares and Institutional Shares. These share classes pass along economies of scale that the fund realizes from shareholders who have large or long-standing account balances. Admiral Shares became available on November 13 and returned -0.2% during the rest of the year. (The price of these shares fell from $19.40 at inception to $19.08 as of December 31, 2000, a decline that was partially offset by a dividend of $0.189 per share paid from net investment income and a distribution of $0.09 per share from net realized capital gains.) Details on Admiral Shares appear toward the end of this letter.

     Institutional Shares, which are available for a minimum investment of $10 million, became available on December 1 and returned 1.6% during the rest of 2000. The NAV of these shares rose from $19.05 at inception to $19.08 at year-end. The shares paid a dividend of $0.189 per share from net investment income and a capital gains distribution of $0.09 per share.

     The fund's annualized yield at year-end 2000 was 3.4% for Investor Shares and 3.5% for Admiral and Institutional Shares. If you own Vanguard Balanced Index Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

FINANCIAL MARKETS IN REVIEW

The year 2000 was in many ways the flip side of its predecessor. The pace of economic growth slowed instead of accelerating as the year progressed, the broad U.S. stock market slumped instead of soaring, "dot-com" changed from a magic formula to near-poison for investors, value stocks outpaced their growth counterparts, and bonds--the downtrodden asset class of 1999--provided the best returns.



MARKET BAROMETER                            AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED DECEMBER 31, 2000

                                          ONE       THREE          FIVE
                                         YEAR       YEARS          YEARS
------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)              -9.1%       12.3%          18.3%
Russell 2000 Index (Small-caps)         -3.0         4.6           10.3
Wilshire 5000 Index (Entire market)    -11.0        10.7           16.7
MSCI EAFE Index (International)        -14.0         9.6            7.4
------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index
  (Entire market)                       11.6%        6.4%           6.5%
Lehman 10 Year Municipal Bond Index     10.8         5.3            5.9
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index               6.0         5.2            5.2
========================================================================
CPI
Consumer Price Index                     3.4%        2.6%           2.5%
------------------------------------------------------------------------


     Interestingly, 2000 started off looking a lot like 1999. In February, the U.S. economy reached its record-breaking ninth year of growth uninterrupted by a recession, and gross domestic product grew at an annual pace of 4.8% in the first quarter. In March, broad stock market indexes were pushed to all-time highs, fueled by the skyrocketing prices of growth stocks, particularly in the technology sector.

     Then came an abrupt reversal. The technology-dominated Nasdaq Composite Index fell -34% in the five weeks after its March high. And despite many interim rallies, the Nasdaq returned -38.7% for the year, having fallen -51% from its peak in March to the year-end. The overall U.S. stock market, as measured by the Wilshire 5000 Index, returned -11.0% for the year--its first negative return since 1994 and its worst calendar-year performance since 1974.

     Several factors were at work in the markets. High energy prices raised the specter of inflation and cut into profits for some industries. A stronger U.S.

dollar threatened corporate profits from foreign operations. And the Federal Reserve Board's series of interest rate boosts--implemented from mid-1999 through May 2000 to counter inflationary pressures--began to have their intended effect in slowing the pace of economic growth. Indeed, by year-end, markets were expecting the Fed to begin reducing rates to keep the slowdown from turning into a recession. (The Fed acted on January 3, 2001, cutting short-term interest rates by 0.5%.)

--------------------------------------------------------------------------------
The overall U.S. stock market returned -11.0% for the year--its first negative return since 1994 and its worst calendar-year performance since 1974.
--------------------------------------------------------------------------------

     Investors worried that a slower economy, combined with the boom in capital investment in recent years, would result in significant overcapacity in many industries. Many believed that companies would find it hard to sustain earnings growth in this environment. And, in fact, by late 2000, hundreds of companies were reporting earnings that failed to meet expectations. Large technology and telecommunications stocks that made up a large portion of the market's value were the hardest hit. It was these stocks whose prices had reflected the highest levels of optimism.

     But the stock market also had its success stories. The big winners in 2000 were in health care, utilities (except for telecom firms), energy, and financial services. When results are sorted by market capitalization, mid-cap stocks did best overall, followed by small-cap stocks.

     Oddly,  by certain  measures,  2000 was a better year for stocks than 1999:
Almost 47% of the stocks in the Russell 3000, for example, had positive returns, compared with about 45% the previous year. However, most market indexes are weighted according to market capitalization, so the declines of a number of very large stocks had a much bigger influence on index returns than did the gains of smaller stocks. In 1999, the oversized gains for some of those same large stocks had skewed results in the other direction.

--------------------------------------------------------------------------------
High-quality bonds benefited from their status as a haven from stock market volatility and from the belief that the slower economy would forestall inflation.
--------------------------------------------------------------------------------

     High-quality bonds benefited from their status as a haven from stock market volatility and from the belief that the slower economy would forestall inflation. Also helping bond prices was shrinkage in the supply of securities issued by the U.S. Treasury and many state governments, as budget surpluses reduced the need for them to borrow. Bond price increases, combined with interest income, resulted in double-digit returns for longer-duration Treasury, agency, and mortgage-backed bonds. Bond yields, of course, move in the opposite direction from prices. The yield of the 30-year Treasury bond fell 102 basis points (1.02 percentage points) during the year to 5.46% by December 31.

Investment-grade corporate bonds did not perform as well as Treasury bonds, but still posted respectable results.

     Short-term interest rates, which are most directly influenced by the Federal Reserve's actions, rose during 2000. Yields on 3-month Treasury bills rose 57 basis points to 5.90%.

PERFORMANCE OVERVIEW FOR 2000

The stock market's decline during 2000 pushed the Balanced Index Fund into negative territory. The fund's -2.0% return trailed the 1.5% return from the average balanced fund and was the worst in our eight-year history. However, for perspective we note that during the five previous years--1995 through 1999--the fund never earned less than 13.5% a year, and its average annual return was an incredible 19.1%. After such fat years, it's not surprising that we experienced a lean year. As we noted in our letter to you a year ago, "the moods of markets, like the moods of the millions of individuals who make up the markets, can shift dramatically."

     Indeed, the unpredictable nature of financial markets is precisely why a balanced investment strategy of holding both stocks and bonds is a sensible approach. Exposure to both asset classes allows an investor to capture part of the returns from each while mitigating the risk inherent in concentrating on one type of asset.

     The Balanced Index Fund admirably carried out its aim of closely tracking its composite stock/bond index. Indeed, the fund slightly outpaced its target, which declined -2.2%. This is noteworthy, given that the index bears no operating or transaction costs, which are incurred by real-world mutual funds. We saluteVanguard's Quantitative Equity Group and Fixed Income Group for their excellent work in managing the fund. We fell short of the return of the average balanced fund largely because we and our target index had a larger stake in technology stocks and a smaller stake in financial services stocks. Tech stocks, which made up an average of about 28% of our holdings, were the market's worst performers during 2000, and financial stocks were among the top performers.

--------------------------------------------------------------------------------
Although it posted a negative return, the fund slightly outperformed its target index during 2000.
--------------------------------------------------------------------------------

LIFETIME PERFORMANCE OVERVIEW

Given that most investors are aiming for long-term goals, investment performance should be judged over lengthy periods. With more than eight years of operation under its belt, Vanguard Balanced Index Fund has shown that flash and dash are not required for a fund to achieve excellent results. By using all-market stock and bond indexes, in a steady 60%/40% allocation, the fund has provided an average annual return that was 1.5 percentage points above the average return for other balanced mutual funds, as shown in the adjacent table. The table also illustrates how this difference becomes quite significant over time as returns compound. If $10,000 investments had been made in our fund and its average peer on the date of our fund's inception, the difference in accumulated wealth would now exceed $2,600, assuming that dividends and capital gains distributions had been reinvested in each fund.



TOTAL RETURNS                                       NOVEMBER 9, 1992, TO
                                                       DECEMBER 31, 2000

                                      AVERAGE             FINAL VALUE OF
                                       ANNUAL                  A $10,000
                                       RETURN         INITIAL INVESTMENT
------------------------------------------------------------------------
Vanguard Balanced Index Fund            12.7%                   $ 26,392
Average Balanced Fund                   11.2                      23,747
Balanced Composite Index                12.9                      26,821
------------------------------------------------------------------------


     The Balanced Index Fund has, on average, trailed its composite stock/ bond index by 0.2% per year since inception. Not coincidentally, this margin is approximately equal to the 0.22% expense ratio (operating expenses as a percentage of average net assets) of our fund's Investor Shares. This neatly demonstrates why costs matter in investing.

     It is because costs are so important that we're confident we will continue to outperform the majority of balanced funds over the long term. Our past margin of superiority was due almost entirely to our cost advantage. Balanced Index's expense ratio is more than 1.1 percentage points lower than the 1.33% expense ratio charged by the average balanced fund (that's an edge of $11 per $1,000 in assets per year!). In addition, our indexed approach minimizes portfolio transaction costs, which are not included in the expense ratio, but which do detract from returns that investors earn.

A WORD ABOUT ADMIRAL SHARES

Vanguard's continuing efforts to reduce costs in order to boost returns led to our introduction in November of Admiral Shares, an innovative program to recognize the cost savings that long-tenured and large accounts bring to the administration of mutual funds. Admiral Shares return these savings to the investors who create them.

     All shareholders are proportional owners of the Balanced Index Fund's stock and bond holdings. But Admiral shareholders benefit from an annual expense ratio of just 0.15%, or $1.50 per $1,000 in assets--even lower than the slim 0.22% expense ratio of our fund's Investor Shares.

     Admiral Shares are available to the owners of both nonretirement and IRA accounts that meet one of the following criteria:

     * The fund account was established at least ten years ago and has a balance of $50,000 or more, and the shareholder is registered for online account access at our website, Vanguard.com.

     * The fund account was established at least three years ago and has a balance of $150,000 or more, and the shareholder is registered for online account access at Vanguard.com.

     * There is a balance of $250,000 or more in the fund account.

     An investment of any size in the fund reflects trust, and we thank all of our shareholders for putting their hard-earned assets under our care. We will continue striving to deliver the promise of Vanguard Balanced Index Fund--to come as close to the market return for our target stock/bond mix as possible.

IN SUMMARY

The stock market's rough ride during 2000 was unsettling to many investors. But this experience reinforced the importance of diversification and a balanced investment strategy--characteristics of Vanguard Balanced Index Fund from its birth.

     We believe that shareholders who stay the course with this strategy as part of a long-term investment program will continue to find the fund to be an extremely efficient means of gaining the broadest possible exposure to U.S. stocks and investment-grade bonds.

Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

January 19, 2001

FUND PROFILE                                             AS OF DECEMBER 31, 2000
 FOR BALANCED INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged index. Key terms are defined on pages 9-10.



----------------------------------------------------
TOTAL FUND CHARACTERISTICS

Yield                                           3.4%
Yield--Admiral Shares                           3.5%
Yield--Institutional Shares                     3.5%
Turnover Rate                                    28%
Expense Ratio                                  0.22%
Expense Ratio--Admiral Shares                 0.15%*
Expense Ratio--Institutional Shares           0.10%*
Cash Investments                                0.5%
----------------------------------------------------



-------------------------------------------
TEN LARGEST STOCKS
 (% OF EQUITIES)

General Electric Co.                   3.3%
 (conglomerate)
Exxon Mobil Corp.                      2.1
 (oil)
Pfizer, Inc.                           2.0
 (pharmaceuticals)
Cisco Systems, Inc.                    1.9
 (computer networks)
Citigroup, Inc.                        1.8
 (financial services)
Wal-Mart Stores, Inc.                  1.6
 (retail)
Microsoft Corp.                        1.6
 (software)
American International Group, Inc.     1.6
 (insurance)
Merck & Co., Inc.                      1.5
 (pharmaceuticals)
Intel Corp.                            1.4
 (computer hardware)
-------------------------------------------
Top Ten                               18.8%
-------------------------------------------
Top Ten as % of Total Net Assets      10.9%
-------------------------------------------



-------------------------------------------
TOTAL FUND VOLATILITY MEASURES

                                   WILSHIRE
                        FUND           5000
-------------------------------------------
R-Squared               0.99           1.00
Beta                    0.59           1.00
-------------------------------------------



-----------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                             WILSHIRE
                                   FUND          5000
-----------------------------------------------------
Auto & Transportation              1.8%          1.8%
Consumer Discretionary            12.1          12.2
Consumer Staples                   6.1           6.1
Financial Services                19.1          19.1
Health Care                       14.1          14.1
Integrated Oils                    3.4           3.4
Other Energy                       2.9           2.9
Materials & Processing             2.8           2.8
Producer Durables                  3.4           3.4
Technology                        20.4          20.3
Utilities                          8.6           8.6
Other                              5.3           5.3
-----------------------------------------------------


---------------------------------
FUND ASSET ALLOCATION


STOCKS                        58%
BONDS                         41%
CASH INVESTMENTS               1%
---------------------------------


*Annualized.


(Fund Profile continues on the next page.)

---------------------------------------------
EQUITY CHARACTERISTICS
                                     WILSHIRE
                             FUND        5000
---------------------------------------------
Number of Stocks            3,277       6,638
Median Market Cap          $40.0B      $40.0B
Price/Earnings Ratio        27.5x       27.4x
Price/Book Ratio             4.2x        4.2x
Dividend Yield               1.2%        1.2%
Return on Equity            22.5%       22.5%
Earnings Growth Rate        15.8%       15.8%
Foreign Holdings             0.0%        0.0%
---------------------------------------------


-----------------------------
EQUITY INVESTMENT FOCUS


MARKET CAP              LARGE
STYLE                   BLEND
-----------------------------



--------------------------------------
FIXED INCOME
 INVESTMENT FOCUS


CREDIT QUALITY         TREASURY/AGENCY
AVERAGE MATURITY                MEDIUM
--------------------------------------


----------------------------------------------------------
FIXED INCOME CHARACTERISTICS                        LEHMAN
                                    FUND            INDEX*
----------------------------------------------------------
Number of Bonds                      501             6,121
Yield to Maturity                   6.6%              6.5%
Average Coupon                      7.3%              6.9%
Average Maturity               9.0 years         8.4 years
Average Quality                      Aa1               Aaa
Average Duration               4.6 years         4.6 years
----------------------------------------------------------



----------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF BONDS)

Treasury/Agency**                  59.0%
Aaa                                 5.2
Aa                                  4.8
A                                  14.6
Baa                                15.0
Ba                                  1.4
B                                   0.0
Not Rated                           0.0
----------------------------------------
Total                             100.0%
----------------------------------------



-----------------------------------------
DISTRIBUTION BY ISSUER
 (% OF BONDS)

Asset-Backed                         3.8%
Commercial Mortgage-Backed           0.0
Finance                             11.7
Foreign                              8.4
Government Mortgage-Backed          35.8
Industrial                          13.6
Treasury/Agency                     23.2
Utilities                            3.5
-----------------------------------------
Total 100.0%
-----------------------------------------




 *Lehman Aggregate Bond Index.
**Includes government mortgage-backed bonds.

GLOSSARY
 OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR BALANCED INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                  NOVEMBER 9, 1992-DECEMBER 31, 2000

                     BALANCED INDEX FUND  COMPOSITE                       BALANCED INDEX FUND      COMPOSITE
                                             INDEX*                                                   INDEX*
FISCAL      CAPITAL     INCOME      TOTAL     TOTAL      FISCAL      CAPITAL     INCOME      TOTAL     TOTAL
YEAR         RETURN     RETURN     RETURN    RETURN      YEAR         RETURN     RETURN     RETURN    RETURN
------------------------------------------------------------------------------------------------------------
1992           2.9%       0.8%       3.7%      3.8%      1997          18.2%       4.0%      22.2%     22.5%
1993           6.1        3.9       10.0      10.7       1998          14.3        3.6       17.9      18.1
1994          -5.2        3.6       -1.6      -1.2       1999          10.2        3.4       13.6      13.5
1995          24.0        4.6       28.6      29.0       2000          -5.1        3.1       -2.0      -2.2
1996          10.0        3.9       13.9      14.0
------------------------------------------------------------------------------------------------------------

*60% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index.
See Financial Highlights table on page 56 for dividend and capital gains information for the past five years.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                        November 9, 1992-December 31, 2000


                BALANCED       AVERAGE      BALANCED      WILSHIRE        LEHMAN
                   INDEX      BALANCED     COMPOSITE          5000     AGGREGATE
                   FUND*        FUND**        INDEX+         INDEX    BOND INDEX

11/10/1996         10000         10000         10000         10000         10000
    199212         10369         10373         10385         10391         10372
    199303         10772         10784         10821         10833         10803
    199306         10925         10949         10988         10915         11088
    199309         11293         11325         11369         11357         11376
    199312         11406         11482         11496         11563         11385
    199403         11006         11108         11108         11132         11059
    199406         10899         10973         11011         11045         10944
    199409         11271         11294         11397         11645         11010
    199412         11229         11193         11364         11556         11053
    199503         12044         11867         12207         12599         11611
    199506         13006         12728         13188         13776         12317
    199509         13800         13438         14012         15035         12558
    199512         14445         14012         14663         15768         13094
    199603         14818         14368         15046         16654         12862
    199606         15217         14703         15480         17388         12936
    199609         15608         15113         15868         17879         13173
    199612         16460         15940         16717         19113         13570
    199703         16484         15911         16751         19236         13494
    199706         18376         17557         18675         22485         13990
    199709         19677         18744         20021         24679         14452
    199712         20121         18969         20466         25093         14879
    199803         21826         20387         22208         28421         15112
    199806         22287         20642         22681         28974         15464
    199809         21046         19355         21448         25489         16116
    199812         23713         21526         24176         30972         16172
    199903         24208         21706         24676         32141         16093
    199906         25237         22702         25738         34650         15951
    199909         24349         21787         24777         32358         16056
    199912         26941         23396         27422         38269         16039
    200003         27830         23974         28304         39730         16393
    200006         27255         23700         27740         37949         16680
    200009         27647         24251         28123         38011         17178
    200012         26392         23747         26821         34520         17905
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED DECEMBER 31, 2000
                               ------------------------------------- FINAL VALUE
                                                            SINCE   OF A $10,000
                               1 YEAR       5 YEARS     INCEPTION     INVESTMENT
--------------------------------------------------------------------------------
Balanced Index Fund*           -2.04%        12.81%        12.66%      $  26,392
Average Balanced Fund**         1.50         11.13         11.21          23,747
Balanced Composite IndexY      -2.19         12.87         12.88          26,821
Wilshire 5000 Index           -10.99         16.66         16.44          34,520
Lehman Aggregate Bond Index    11.63          6.46          7.42          17,905
--------------------------------------------------------------------------------
*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
+60% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index.

A REPORT
 ON YOUR FUND'S AFTER-TAX RETURNS

This table presents pre-tax and after-tax returns for the Investor Shares of your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.



PRE-TAX AND AFTER-TAX                                                PERIODS ENDED DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                          ONE YEAR            FIVE YEARS           SINCE INCEPTION*
                                    ----------------------------------------------------------------
                                     PRE-TAX   AFTER-TAX   PRE-TAX   AFTER-TAX   PRE-TAX   AFTER-TAX
----------------------------------------------------------------------------------------------------
Vanguard Balanced Index Fund           -2.0%       -3.4%     12.8%       11.2%     12.7%       11.0%
Average Domestic Hybrid Fund**          2.1        -0.4      10.9         8.1       ---         ---
----------------------------------------------------------------------------------------------------

*November 9, 1992.
**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

FINANCIAL STATEMENTS
 DECEMBER 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.). The fund's Wilshire 5000 Index common stocks are listed in descending market value order; corporate bonds are subtotaled by industry sector and reported separately from U.S. and foreign government bonds. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
BALANCED INDEX FUND                                SHARES                 (000)
-------------------------------------------------------------------------------
COMMON STOCKS (58.0%)(1)
--------------------------------------------------------------------------------
    General Electric Co.                    $   1,615,494         $      77,443
    Exxon Mobil Corp.                             566,809                49,277
    Pfizer, Inc.                                1,028,595                47,315
*   Cisco Systems, Inc.                         1,168,712                44,703
    Citigroup, Inc.                               819,572                41,849
    Wal-Mart Stores, Inc.                         728,200                38,686
*   Microsoft Corp.                               872,365                37,839
    American International
      Group, Inc.                                 379,570                37,411
    Merck & Co., Inc.                             376,018                35,205
    Intel Corp.                                 1,092,568                32,845
*   Oracle Corp.                                  913,620                26,552
    SBC Communications Inc.                       551,876                26,352
    The Coca-Cola Co.                             404,300                24,637
    International Business
      Machines Corp.                              286,100                24,319
    Johnson & Johnson                             226,696                23,817
*   EMC Corp.                                     356,760                23,725
    Bristol-Myers Squibb Co.                      318,800                23,571
    Verizon Communications                        440,028                22,056
    Home Depot, Inc.                              377,597                17,251
    Eli Lilly & Co.                               183,856                17,110
*   Berkshire Hathaway Inc. Class A                   237                16,827
    Procter & Gamble Co.                          212,600                16,676
    Philip Morris Cos., Inc.                      362,500                15,950
    Wells Fargo Co.                               278,708                15,521
*   Sun Microsystems, Inc.                        526,880                14,687
    Morgan Stanley Dean
      Witter & Co.                                182,740                14,482
    Fannie Mae                                    164,300                14,253
    American Home Products Corp.                  213,700                13,581
    Schering-Plough Corp.                         238,400                13,529
    Texas Instruments, Inc.                       282,067                13,363
*   America Online, Inc.                          380,832                13,253
    Pharmacia Corp.                               210,300                12,828
    BellSouth Corp.                               304,600                12,470
    Abbott Laboratories                           252,205                12,216
    Bank of America Corp.                         265,350                12,173
    American Express Co.                          216,852                11,913
    Medtronic, Inc.                               195,942                11,830
    PepsiCo, Inc.                                 235,400                11,667
*   Viacom Inc. Class B                           244,648                11,437
    Time Warner, Inc.                             216,500                11,310
*   Qwest Communications
      International Inc.                          269,993                11,070
*   Amgen, Inc.                                   170,284                10,888
    AT&T Corp.                                    611,933                10,594
    Hewlett-Packard Co.                           322,400                10,176
    Enron Corp.                                   121,790                10,124

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
BALANCED INDEX FUND                                SHARES                 (000)
-------------------------------------------------------------------------------
*   QUALCOMM, Inc.                          $     122,100         $      10,035
    The Chase Manhattan Corp.                     218,669                 9,936
    The Walt Disney Co.                           339,900                 9,836
    The Boeing Co.                                144,862                 9,561
    Merrill Lynch & Co., Inc.                     132,162                 9,012
    Chevron Corp.                                 104,697                 8,840
    E.I. du Pont de Nemours & Co.                 170,077                 8,217
    Corning, Inc.                                 149,960                 7,920
    Freddie Mac                                   113,400                 7,810
    Minnesota Mining &
      Manufacturing Co.                            64,400                 7,760
    Schlumberger Ltd.                              93,392                 7,466
*   Dell Computer Corp.                           424,800                 7,407
    Lucent Technologies, Inc.                     544,487                 7,351
    McDonald's Corp.                              213,800                 7,269
    Motorola, Inc.                                356,170                 7,212
    Ford Motor Co.                                305,642                 7,163
    Bank One Corp.                                188,704                 6,911
    Walgreen Co.                                  165,170                 6,906
    Anheuser-Busch Cos., Inc.                     147,062                 6,691
    The Bank of New York Co., Inc.                120,762                 6,665
*   WorldCom, Inc.                                472,419                 6,643
*   JDS Uniphase Corp.                            158,400                 6,603
*   Juniper Networks, Inc.                         52,100                 6,568
    Automatic Data Processing, Inc.               102,899                 6,515
    Charles Schwab Corp.                          225,596                 6,401
    Gillette Co.                                  171,816                 6,207
    Kimberly-Clark Corp.                           87,097                 6,157
    Honeywell International Inc.                  130,033                 6,152
    Colgate-Palmolive Co.                          93,300                 6,023
    United Technologies Corp.                      76,436                 6,010
*   Comcast Corp.-Special Class A                 142,098                 5,933
*   Veritas Software Corp.                         63,976                 5,598
    Texaco Inc.                                    89,778                 5,577
    FleetBoston Financial Corp.                   147,592                 5,544
    Emerson Electric Co.                           69,701                 5,493
    Marsh & McLennan Cos., Inc.                    44,900                 5,253
    Allstate Corp.                                119,252                 5,195
    Duke Energy Corp.                              60,212                 5,133
    MBNA Corp.                                    138,898                 5,131
*   Safeway, Inc.                                  81,710                 5,107
*   Applied Materials, Inc.                       133,713                5,106
*   Siebel Systems, Inc.                           70,884                 4,794
    Alcoa Inc.                                    141,096                 4,727
    Target Corp.                                  146,100                 4,712
    General Motors Corp.                           92,168                 4,695
    Washington Mutual, Inc.                        87,994                 4,669
*   Clear Channel
      Communications, Inc.                         95,335                 4,618
    Fifth Third Bancorp                            76,149                 4,550
    Cardinal Health, Inc.                          45,588                 4,542
    First Union Corp.                             159,773                 4,444
    Electronic Data Systems Corp.                  76,300                 4,406
    Metropolitan Life Insurance Co.               124,700                 4,364
    J.P. Morgan & Co., Inc.                        26,100                 4,320
*   Cox Communications, Inc. Class A               91,569                 4,264
    Baxter International, Inc.                     48,004                 4,239
    Household International, Inc.                  76,784                 4,223
    Compaq Computer Corp.                         277,190                 4,172
*   AES Corp.                                      74,828                 4,144
    Dow Chemical Co.                              110,678                 4,054
*   Agilent Technologies, Inc.                     73,887                 4,045
    HCA - The Healthcare Co.                       90,159                 3,968
    Mellon Financial Corp.                         79,648                 3,918
    CVS Corp.                                      63,882                 3,829
*   Tellabs, Inc.                                  67,636                 3,821
*   CIENA Corp.                                    46,900                 3,811
    Southern Co.                                  110,200                 3,664
*   Applied Micro Circuits Corp.                   48,813                 3,663
    Exelon Corp.                                   51,975                 3,649
*   The Kroger Co.                                134,236                 3,633
    Firstar Corp.                                 154,993                 3,604
*   i2 Technologies, Inc.                          65,940                 3,585
    U.S. Bancorp                                  122,842                 3,585
*   Immunex Corp.                                  87,700                 3,563
    The Gap, Inc.                                 138,587                 3,534
*   Solectron Corp.                               103,806                 3,519
    PNC Financial Services Group                   47,140                 3,444
    First Data Corp.                               64,466                 3,397
*   Brocade Communications
      Systems, Inc.                                36,500                 3,351
    American General Corp.                         41,083                 3,348
*   Network Appliance, Inc.                        52,100                 3,344
    Sara Lee Corp.                                136,002                 3,340
    CIGNA Corp.                                    25,077                 3,318
*   Kohl's Corp.                                   54,100                 3,300
*   Micron Technology, Inc.                        92,528                 3,285
    State Street Corp.                             26,401                 3,279
    Sysco Corp.                                   108,978                 3,269
*   Broadcom Corp.                                 38,800                 3,259
    Applera Corp.-Applied
      Biosystems Group                             34,300                 3,226
    International Paper Co.                        78,512                 3,204
    UnitedHealth Group Inc.                        52,058                 3,195
    ALLTEL Corp.                                   50,976                 3,183
    AFLAC, Inc.                                    43,274                 3,124
*   Sprint PCS                                    152,040                 3,107
    Coastal Corp.                                  35,162                 3,105
*   Gemstar-TV Guide
      International, Inc.                          67,286                 3,104
*   NEXTEL Communications, Inc.                   124,292                 3,076
    SunTrust Banks, Inc.                           48,377                 3,048
*   Analog Devices, Inc.                           58,332                 2,986
    Northern Trust Corp.                           36,600                 2,985
    Dynegy, Inc.                                   52,764                 2,958
    Paychex, Inc.                                  60,765                 2,955
    Illinois Tool Works, Inc.                      49,310                 2,937
    Carnival Corp.                                 95,300                 2,936

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
    Sprint Corp.                            $     144,180         $       2,929
*   Comverse Technology, Inc.                      26,871                 2,919
    Conoco Inc. Class B                           100,746                 2,915
*   Costco Wholesale Corp.                         72,930                 2,913
    Anadarko Petroleum Corp.                       40,631                 2,888
    Williams Cos., Inc.                            71,808                 2,868
    National City Corp.                            99,248                 2,853
*   General Motors Corp. Class H                  123,444                 2,839
    Waste Management, Inc.                        101,349                 2,812
    Lowe's Cos., Inc.                              62,492                 2,781
*   Yahoo!, Inc.                                   92,132                 2,770
    Southwest Airlines Co.                         81,866                 2,745
*   BEA Systems, Inc.                              40,500                 2,726
    El Paso Energy Corp.                           37,896                 2,714
    Gannett Co., Inc.                              43,023                 2,713
*   Guidant Corp.                                  50,240                 2,710
    H.J. Heinz Co.                                 56,600                 2,685
    Providian Financial Corp.                      46,628                 2,681
*   VoiceStream Wireless Corp.                     26,410                 2,657
    Caterpillar, Inc.                              56,134                 2,656
*   Palm, Inc.                                     93,315                 2,642
    Lehman Brothers Holdings, Inc.                 38,920                 2,632
    Dominion Resources, Inc.                       39,081                 2,618
    Halliburton Co.                                72,194                 2,617
    The Hartford Financial
      Services Group Inc.                          36,780                 2,598
    General Dynamics Corp.                         32,532                 2,537
*   Xilinx, Inc.                                   54,400                 2,509
    The Chubb Corp.                                28,552                 2,470
    NIKE, Inc. Class B                             44,039                 2,458
    American Electric Power Co., Inc.              52,593                 2,446
*   VeriSign, Inc.                                 32,712                 2,427
    BB&T Corp.                                     64,725                 2,415
    Omnicom Group Inc.                             28,952                 2,399
    Linear Technology Corp.                        51,700                 2,391
    Lockheed Martin Corp.                          70,247                 2,385
    Campbell Soup Co.                              68,736                 2,380
    Phillips Petroleum Co.                         41,700                 2,372
    The Goldman Sachs Group, Inc.                  21,900                 2,342
*   ADC Telecommunications, Inc.                  127,202                 2,305
    Adobe Systems, Inc.                            39,600                 2,304
    Tenet Healthcare Corp.                         51,782                 2,301
    ConAgra Foods, Inc.                            86,964                 2,261
    Baker Hughes, Inc.                             54,134                 2,250
*   Maxim Integrated Products, Inc.                46,900                 2,242
*   Genentech, Inc.                                27,400                 2,233
*   Ariba, Inc.                                    40,800                 2,188
*   Millennium Pharmaceuticals, Inc.               34,952                 2,163
    Interpublic Group of Cos., Inc.                50,204                 2,137
*   SDL, Inc.                                      14,400                 2,134
    Capital One Financial Corp.                    32,199                 2,119
    The Quaker Oats Co.                            21,400                 2,084
    Tribune Co.                                    49,303                 2,083
    Reliant Energy, Inc.                           48,071                 2,082
    Allergan, Inc.                                 21,500                 2,081
    FPL Group, Inc.                                28,900                 2,074
*   Calpine Corp.                                  46,000                 2,073
    General Mills, Inc.                            46,134                 2,056
    Union Pacific Corp.                            40,410                 2,051
*   Level 3 Communications, Inc.                   60,600                 1,988
    Harley-Davidson, Inc.                          49,500                 1,968
    KeyCorp                                        69,470                 1,945
    Wachovia Corp.                                 33,251                 1,933
    John Hancock Financial
      Services, Inc.                               51,300                 1,930
    St. Paul Cos., Inc.                            35,536                 1,930
    Eastman Kodak Co.                              49,014                 1,930
*   Sanmina Corp.                                  25,080                 1,922
*   Forest Laboratories, Inc.                      14,300                 1,900
    Sears, Roebuck & Co.                           54,500                 1,894
    Masco Corp.                                    72,800                 1,870
    The McGraw-Hill Cos., Inc.                     31,896                 1,870
    TXU Corp.                                      42,110                 1,866
*   FedEx Corp.                                    46,552                 1,860
    Avon Products, Inc.                            38,818                 1,858
    Computer Associates
      International, Inc.                          94,720                 1,847
    Burlington Northern
      Santa Fe Corp.                               64,423                 1,824
    Albertson's, Inc.                              68,690                 1,820
    USA Education Inc.                             26,750                 1,819
    Weyerhaeuser Co.                               35,795                 1,817
*   Infinity Broadcasting Corp.                    63,775                 1,782
    Burlington Resources, Inc.                     35,150                 1,775
    Wrigley, (Wm.) Jr. Co.                         18,500                 1,772
*   Cablevision Systems Corp.
      Class B                                      20,800                 1,767
*   Waters Corp.                                   21,100                 1,762
    Deere & Co.                                    38,341                 1,756
*   PeopleSoft, Inc.                               47,092                 1,751
    Golden West Financial Corp.                    25,861                 1,746
    Kellogg Co.                                    66,200                 1,738
*   Altera Corp.                                   65,500                 1,723
    Public Service Enterprise
      Group, Inc.                                  34,960                 1,700
*   Sycamore Networks, Inc.                        45,000                 1,676
    Loews Corp.                                    16,100                 1,667
    McKesson HBOC, Inc.                            46,349                 1,663
*   Computer Sciences Corp.                        27,534                 1,655
    Marriott International, Inc. Class A           39,178                 1,655
    Progress Energy, Inc.                          33,527                 1,649
*   ALZA Corp.                                     38,600                 1,640
*   MedImmune Inc.                                 34,371                 1,639
*   Vitesse Semiconductor Corp.                    29,600                 1,637
    Xcel Energy, Inc.                              55,613                 1,616
    Stryker Corp.                                  31,900                 1,614
    May Department Stores Co.                      48,582                 1,591
    Danaher Corp.                                  23,200                 1,586

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
BALANCED INDEX FUND                                SHARES                 (000)
-------------------------------------------------------------------------------
    Transocean Sedco Forex Inc.             $      34,379         $       1,581
    Equity Office Properties Trust REIT            48,383                 1,578
*   Southern Energy, Inc.                          55,300                 1,566
    Archer-Daniels-Midland Co.                    103,279                 1,549
*   Concord EFS, Inc.                              35,228                 1,548
    Entergy Corp.                                  36,387                 1,540
    Air Products & Chemicals, Inc.                 37,472                 1,536
    Unocal Corp.                                   39,700                 1,536
*   IDEC Pharmaceuticals Corp.                      8,100                 1,535
    Comerica, Inc.                                 25,633                 1,522
*   TIBCO Software Inc.                            31,700                 1,520
    Franklin Resources Corp.                       39,766                 1,515
    Raytheon Co. Class B                           48,600                 1,510
*   Genzyme Corp.                                  16,630                 1,496
    Lincoln National Corp.                         31,300                 1,481
*   Biogen, Inc.                                   24,500                 1,472
    Cintas Corp.                                   27,550                 1,465
    Occidental Petroleum Corp.                     60,238                 1,461
*   eBay Inc.                                      44,200                 1,459
    Axa ADR                                        19,942                 1,432
    Stilwell Financial, Inc.                       36,300                 1,432
    Aon Corp.                                      41,791                 1,431
    Becton, Dickinson & Co.                        41,332                 1,431
    Hershey Foods Corp.                            22,216                 1,430
    Rockwell International Corp.                   29,983                 1,428
*   King Pharmaceuticals, Inc.                     27,547                 1,424
*   Nabors Industries, Inc.                        24,000                 1,420
    Apache Corp.                                   20,200                 1,415
*   Chiron Corp.                                   31,704                 1,411
    USX-Marathon Group                             50,647                 1,405
*   Exodus Communications, Inc.                    69,500                 1,390
*   Univision Communications Inc.                  33,700                 1,380
*   Human Genome Sciences, Inc.                    19,900                 1,379
*   Starbucks Corp.                                30,900                 1,367
*   DST Systems, Inc.                              20,400                 1,367
    The Clorox Co.                                 38,492                 1,366
    Pitney Bowes, Inc.                             41,169                 1,364
*   McLeodUSA, Inc. Class A                        95,450                 1,348
*   Intuit, Inc.                                   34,100                 1,345
    Dover Corp.                                    33,116                 1,343
*   Corvis Corp.                                   56,176                 1,338
    Consolidated Edison Inc.                       34,578                 1,331
    Ralston-Ralston Purina Group                   50,129                 1,310
    Rohm & Haas Co.                                35,848                 1,302
    RadioShack Corp.                               30,400                 1,301
    Coca-Cola Enterprises, Inc.                    68,200                 1,296
    IMS Health, Inc.                               47,900                 1,293
    Devon Energy Corp.                             20,976                 1,279
    PPG Industries, Inc.                           27,600                 1,278
    TJX Cos., Inc.                                 45,900                 1,274
*   Openwave Systems Inc.                          26,478                 1,269
    PG&E Corp.                                     63,140                 1,263
    Jefferson-Pilot Corp.                          16,825                 1,258
    Synovus Financial Corp.                        46,383                 1,249
    Progressive Corp. of Ohio                      12,000                 1,244
*   Rational Software Corp.                        31,126                 1,212
*   Mercury Interactive Corp.                      13,300                 1,200
    Intimate Brands, Inc.                          79,930                 1,199
    MBIA, Inc.                                     16,116                 1,195
    Union Carbide Corp.                            22,081                 1,188
    The Limited, Inc.                              69,476                 1,185
*   Wellpoint Health Networks Inc.
      Class A                                      10,268                 1,183
    Equity Residential Properties
      Trust REIT                                   21,343                 1,181
    MGIC Investment Corp.                          17,471                 1,178
    FirstEnergy Corp.                              36,791                 1,161
    Biomet, Inc.                                   29,100                 1,155
*   Federated Department Stores, Inc.              32,954                 1,153
*   QLogic Corp.                                   14,949                 1,151
    Praxair, Inc.                                  25,889                 1,149
*   Cendant Corp.                                 118,879                 1,144
    Georgia Pacific Group                          36,727                 1,143
*   Convergys Corp.                                25,200                 1,142
    Molex, Inc.                                    31,933                 1,134
    SouthTrust Corp.                               27,472                 1,118
*   CNA Financial Corp.                            28,800                 1,116
    Starwood Hotels & Resorts
      Worldwide, Inc.                              31,506                 1,111
    Constellation Energy Group                     24,600                 1,108
*   Cadence Design Systems, Inc.                   40,132                 1,104
    Ingersoll-Rand Co.                             26,200                 1,097
    Summit Bancorp                                 28,502                 1,088
    Textron, Inc.                                  23,219                 1,080
    PPL Corp.                                      23,652                 1,069
    New York Times Co. Class A                     26,600                 1,066
*   Teradyne, Inc.                                 28,500                 1,062
*   NTL Inc.                                       44,324                 1,061
    UnumProvident Corp.                            39,324                 1,057
    Amerada Hess Corp.                             14,457                 1,056
    United Parcel Service, Inc.                    17,900                 1,053
    Cincinnati Financial Corp.                     26,547                 1,050
*   Bed Bath & Beyond, Inc.                        46,792                 1,047
*   Quest Diagnostics, Inc.                         7,362                 1,045
    EOG Resources, Inc.                            19,100                 1,045
*   American Tower Corp. Class A                   27,530                 1,043
    Ameren Corp.                                   22,434                 1,039
    M & T Bank Corp.                               15,237                 1,036
*   KLA-Tencor Corp.                               30,700                 1,034
    Kerr-McGee Corp.                               15,410                 1,032
*   HEALTHSOUTH Corp.                              63,058                 1,029
    Delphi Automotive Systems Corp.                91,347                 1,028
    NiSource, Inc.                                 33,327                 1,025
*   SunGard Data Systems, Inc.                     21,700                 1,023
    Dollar General Corp.                           53,718                 1,014
    Delta Air Lines, Inc.                          20,058                 1,007
    Mattel, Inc.                                   69,590                 1,005
    AMBAC Financial Group Inc.                     17,200                 1,003

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                                                                         MARKET
                                                                         VALUE*
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
*   Best Buy Co., Inc.                      $      33,900         $       1,002
*   IVAX Corp.                                     26,050                   998
    Avery Dennison Corp.                           18,087                   993
    Newell Rubbermaid, Inc.                        43,542                   991
    Regions Financial Corp.                        36,217                   989
    Old Kent Financial Corp.                       22,569                   987
    Washington Post Co. Class B                     1,600                   987
    SEI Corp.                                       8,800                   986
*   Emulex Corp.                                   12,300                   983
    Charter One Financial                          33,967                   981
*   Redback Networks Inc.                          23,900                   980
    Northrop Grumman Corp.                         11,763                   976
    Kinder Morgan, Inc.                            18,692                   975
*   Fiserv, Inc.                                   20,450                   970
*   Sepracor Inc.                                  12,100                   970
*   AMR Corp.                                      24,612                   964
*   Laboratory Corp. of
      America Holdings                              5,462                   961
    The Pepsi Bottling Group, Inc.                 24,000                   959
*   USA Networks, Inc.                             49,304                   958
*   Adelphia Communications Corp.
      Class A                                      18,539                   957
*   Noble Drilling Corp.                           21,900                   951
*   Gateway, Inc.                                  52,756                   949
*   Aetna Inc.                                     23,049                   946
    Countrywide Credit Industries, Inc.            18,690                   939
    AmSouth Bancorp                                61,277                   934
    KeySpan Corp.                                  21,954                   930
*   BJ Services Co.                                13,400                   923
*   Lexmark international, Inc.                    20,800                   922
*   Electronic Arts Inc.                           21,600                   921
    CSX Corp.                                      35,396                   918
*(4)Amazon.com, Inc.                               58,800                   915
    Sabre Holdings Corp.                           21,177                   913
    Cinergy Corp.                                  25,962                   912
    DTE Energy Co.                                 23,326                   908
*   Boston Scientific Corp.                        66,148                   905
*   Atmel Corp.                                    77,100                   896
    Ecolab, Inc.                                   20,744                   896
*   LSI Logic Corp.                                52,108                   891
    Estee Lauder Cos. Class A                      20,300                   889
    Zions Bancorp                                  14,200                   887
    Bear Stearns Co., Inc.                         17,482                   886
*   EchoStar Communications Corp.                  38,800                   883
*   Crown Castle International Corp.               32,400                   877
    Diamond Offshore Drilling, Inc.                21,900                   876
*   Staples, Inc.                                  74,105                   875
*   Thermo Electron Corp.                          29,348                   873
    Allegheny Energy, Inc.                         18,100                   872
    Eaton Corp.                                    11,500                   865
    Telephone & Data Systems, Inc.                  9,600                   864
*   Watson Pharmaceuticals, Inc.                   16,855                   863
    PerkinElmer, Inc.                               8,200                   861
    Symbol Technologies, Inc.                      23,906                   861
    The CIT Group, Inc.                            42,700                   859
*   St. Jude Medical, Inc.                         13,942                   857
    Scientific-Atlanta, Inc.                       26,288                   856
*   Finisar Corp.                                  29,500                   856
*(4)ONI Sytems Corp.                               21,499                   851
*   Weatherford International, Inc.                17,993                   850
*(4)U.S. Cellular Corp.                            14,000                   844
    Marshall & Ilsley Corp.                        16,578                   843
    Parker Hannifin Corp.                          19,004                   839
    Willamette Industries, Inc.                    17,857                   838
    Norfolk Southern Corp.                         62,600                   833
    Edison International                           53,200                   831
    National Community Bancorp                     33,585                   831
*   Health Management Associates
      Class A                                      39,670                   823
    CenturyTel, Inc.                               22,962                   821
*   TMP Worldwide, Inc.                            14,900                   819
*   Global Marine, Inc.                            28,700                   814
    Dow Jones & Co., Inc.                          14,366                   813
    E.W. Scripps Co. Class A                       12,900                   811
*   Commerce One, Inc.                             31,980                   809
    R.J. Reynolds Tobacco
      Holdings, Inc.                               16,533                   806
    T. Rowe Price Group Inc.                       19,000                   803
    Tosco Corp.                                    23,600                   801
*   Abgenix, Inc.                                  13,500                   797
*   Apple Computer, Inc.                           53,532                   796
*   R & B Falcon Corp.                             34,624                   794
    Torchmark Corp.                                20,600                   792
*   Metromedia Fiber Network, Inc.                 78,090                   791
    Vulcan Materials Co.                           16,500                   790
*   Jabil Circuit, Inc.                            31,100                   789
*   Tricon Global Restaurants, Inc.                23,902                   789
    Union Planters Corp.                           22,059                   789
    TRW, Inc.                                      20,314                   787
*   Novellus Systems, Inc.                         21,800                   783
*   XO Communications Inc.                         43,835                   781
    Sempra Energy                                  33,400                   777
*   NCR Corp.                                      15,781                   775
    Royal Caribbean Cruises, Ltd.                  29,300                   775
*   BroadWing Inc.                                 33,909                   774
*   Robert Half International, Inc.                29,000                   768
    Fortune Brands, Inc.                           25,300                   759
    Tiffany & Co.                                  23,800                   753
    ENSCO International, Inc.                      22,024                   750
*   Unisys Corp.                                   51,100                   747
    UST, Inc.                                      26,629                   747
    Brown-Forman Corp. Class B                     11,200                   745
    Genuine Parts Co.                              28,245                   740
*   RF Micro Devices, Inc.                         26,900                   738
    GPU, Inc.                                      19,840                   730
    Johnson Controls, Inc.                         14,023                   729
    Phelps Dodge Corp.                             12,910                   721
    MGM Mirage, Inc.                               25,302                   713

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
BALANCED INDEX FUND                                SHARES                 (000)
-------------------------------------------------------------------------------
*   Micromuse Inc.                                 11,800                   712
*   Vertex Pharmaceuticals, Inc.                    9,900                   708
*   Advanced Micro Devices, Inc.                   51,100                   706
    Conseco Inc.                                   53,431                   705
    Cooper Industries, Inc.                        15,304                   703
*   webMethods, Inc.                                7,829                   696
*   Extreme Networks, Inc.                         17,700                   692
    Sherwin-Williams Co.                           26,268                   691
*   Vignette Corp.                                 38,295                   689
    Golden State Bancorp Inc.                      21,900                   688
    SAFECO Corp.                                   20,906                   687
    Harcourt General, Inc.                         12,000                   686
*   Citrix Systems, Inc.                           30,500                   686
*   Invitrogen Corp.                                7,945                   686
*   Affymetrix, Inc.                                9,200                   685
    Knight Ridder                                  11,993                   682
    Moody's Corp.                                  26,500                   681
*   Express Scripts                                 6,600                   675
    VF Corp.                                       18,600                   674
    Total System Services, Inc.                    30,100                   673
    DPL Inc.                                       20,126                   668
    TECO Energy, Inc.                              20,600                   667
    Equifax, Inc.                                  23,140                   664
    Huntington Bancshares Inc.                     40,900                   662
    Simon Property Group, Inc. REIT                27,584                   662
    Pinnacle West Capital Corp.                    13,900                   662
    Reader's Digest Assn., Inc. Class A            16,800                   657
*   Andrx Corp. - Andrx Group                      11,300                   654
*   Gilead Sciences, Inc.                           7,879                   653
    Green Point Financial Corp.                    15,900                   651
    Neuberger Berman Inc.                           8,000                   648
    North Fork Bancorp, Inc.                       26,341                   647
*   Charter Communications, Inc.                   28,200                   640
    UnionBanCal Corp.                              26,358                   634
*   Protein Design Labs, Inc.                       7,300                   634
    Hilton Hotels Corp.                            60,152                   632
*   Avanex Corp.                                   10,584                   630
    Allmerica Financial Corp.                       8,689                   630
    PACCAR, Inc.                                   12,741                   627
    CMS Energy Corp.                               19,800                   627
*   Jones Apparel Group, Inc.                      19,457                   626
*   SCI Systems, Inc.                              23,700                   625
*   Macrovision Corp.                               8,400                   622
    A.G. Edwards & Sons, Inc.                      13,087                   621
*   Powerwave Technologies, Inc.                   10,600                   620
*   Smith International, Inc.                       8,300                   619
    H & R Block, Inc.                              14,924                   617
*   Smurfit-Stone Container Corp.                  41,319                   617
    Keebler Foods Co.                              14,800                   613
*   Apollo Group, Inc. Class A                     12,450                   612
    Eastman Chemical Co.                           12,550                   612
*   E.Piphany Inc.                                 11,250                   607
*   TeleCorp PCS, Inc.                             27,119                   607
    Leggett & Platt, Inc.                          32,000                   606
    The BFGoodrich Co.                             16,640                   605
    Santa Fe International Corp.                   18,800                   603
    ProLogis Trust REIT                            26,952                   600
    Family Dollar Stores, Inc.                     27,900                   598
*   Parametric Technology Corp.                    44,442                   597
    Boston Properties, Inc. REIT                   13,700                   596
*   AutoZone Inc.                                  20,900                   596
    First Tennessee National Corp.                 20,500                   593
    The Goodyear Tire & Rubber Co.                 25,687                   591
*   National Semiconductor Corp.                   29,200                   588
    TCF Financial Corp.                            13,156                   586
*   NetIQ Corp.                                     6,688                   584
    Popular, Inc.                                  22,200                   584
*   Litton Industries, Inc.                         7,400                   582
    Old Republic International Corp.               18,125                   580
*   Conexant Systems, Inc.                         37,714                   580
*   Park Place Entertainment                       48,485                   579
*   Integrated Device Technology Inc.              17,400                   576
*   Acxiom Corp.                                   14,800                   576
*   Rambus Inc.                                    15,900                   574
*   BMC Software, Inc.                             40,630                   569
*   SPX Corp.                                       5,255                   568
*   Cooper Cameron Corp.                            8,600                   568
*   Citizens Communications Co.                    43,281                   568
*   TriQuint Semiconductor, Inc.                   13,000                   568
*   American Standard Cos., Inc.                   11,400                   562
    W.W. Grainger, Inc.                            15,389                   562
    Transatlantic Holdings, Inc.                    5,300                   561
    ITT Industries, Inc.                           14,393                   558
*   Oxford Health Plan                             14,100                   557
*   Internet Security Systems, Inc.                 7,100                   557
*   Interwoven, Inc.                                8,400                   554
*   International Game Technology                  11,538                   554
    Northeast Utilities                            22,800                   553
    Legg Mason Inc.                                10,100                   550
*   Toys R Us, Inc.                                32,836                   548
*   Universal Health Services Class B               4,900                   548
    Apartment Investment &
      Management Co. Class A REIT                  10,960                   547
*   Manugistics Group, Inc.                         9,600                   547
    ServiceMaster Co.                              47,350                   545
    Vornado Realty Trust REIT                      14,200                   544
*   Metro-Goldwyn-Mayer Inc.                       33,269                   543
    Spieker Properties, Inc. REIT                  10,800                   541
*   Macromedia, Inc.                                8,900                   541
*   CheckFree Corp.                                12,700                   540
    SCANA Corp.                                    18,185                   538
    R.R. Donnelley & Sons Co.                      19,910                   538
*   TranSwitch Corp.                               13,600                   532
*   Affiliated Computer Services,
      Inc. Class A                                  8,710                   529
    Archstone Communities
      Trust REIT                                   20,487                   528
*   Continental Airlines, Inc. Class B             10,200                   527

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
*   BroadVision, Inc.                       $      44,505         $         526
    Avalonbay Communities, Inc. REIT               10,481                   525
    Hillenbrand Industries, Inc.                   10,200                   525
    Federated Investors, Inc.                      18,000                   524
    Delhaize America, Inc. Class A                 29,579                   523
    Tektronix, Inc.                                15,500                   522
    The Mead Corp.                                 16,500                   518
*   Fox Entertainment Group, Inc.
      Class A                                      28,800                   515
    Duke Realty Investments,
      Inc. REIT                                    20,850                   513
    Mylan Laboratories, Inc.                       20,350                   513
*   Power-One, Inc.                                13,000                   511
*   Synopsys, Inc.                                 10,745                   510
    Whirlpool Corp.                                10,678                   509
*   Health Net Inc.                                19,440                   509
*   National-Oilwell, Inc.                         13,100                   507
    Black & Decker Corp.                           12,875                   505
*   Harrah's Entertainment, Inc.                   19,100                   504
    Xerox Corp.                                   108,884                   504
    Sigma-Aldrich Corp.                            12,803                   503
    Public Storage, Inc. REIT                      20,344                   495
    Mercantile Bankshares Corp.                    11,450                   494
    The PMI Group Inc.                              7,300                   494
*   3Com Corp.                                     58,125                   494
    Nucor Corp.                                    12,441                   494
*   Community Health Systems, Inc.                 14,100                   493
    Dime Bancorp, Inc.                             16,628                   492
*   Caremark Rx, Inc.                              36,224                   491
*   Lincare Holdings, Inc.                          8,600                   491
*   Informatica Corp.                              12,400                   491
*   Lamar Advertising Co. Class A                  12,700                   490
    Adolph Coors Co. Class B                        6,100                   490
*   Republic Services, Inc. Class A                28,500                   490
*(4)Transmeta Corp.                                20,842                   490
    Wendy's International, Inc.                    18,600                   488
*   Medarex, Inc.                                  11,900                   485
*   BISYS Group, Inc.                               9,300                   485
    Mitchell Energy & Development
      Corp. Class A                                 7,900                   484
*   Trigon Healthcare, Inc.                         6,200                   482
    Westvaco Corp.                                 16,450                   480
    Compass Bancshares Inc.                        20,100                   480
    Fidelity National Financial, Inc.              12,870                   475
*   ImClone Systems, Inc.                          10,800                   475
*   Ocean Energy, Inc.                             27,342                   475
*   Avaya Inc.                                     45,790                   472
*   WebMD Corp.                                    59,400                   471
    Banknorth Group, Inc.                          23,610                   471
    Newmont Mining Corp.                           27,514                   469
    Tyson Foods, Inc.                              36,760                   469
*   Allied Waste Industries, Inc.                  32,175                   468
    Sunoco, Inc.                                   13,906                   468
*   Micrel, Inc.                                   13,900                   468
*   Peregrine Systems, Inc.                        23,681                   468
    Millipore Corp.                                 7,400                   466
    Talbots Inc.                                   10,200                   465
    BHC Communications, Inc. Class A                3,600                   465
    J.C. Penney Co., Inc.                          42,761                   465
*   Arrow Electronics, Inc.                        16,174                   463
    IBP, Inc.                                      17,300                   463
*   Nextel Partners, Inc.                          27,380                   460
*   Ceridian Corp.                                 23,000                   459
    UtiliCorp United, Inc.                         14,750                   457
    Expeditors International of
      Washington, Inc.                              8,500                   456
    AVX Corp.                                      27,700                   454
*   Brinker International, Inc.                    10,700                   452
    Unitrin, Inc.                                  11,100                   451
    Astoria Financial Corp.                         8,300                   451
    Potomac Electric Power Co.                     18,200                   450
*   BJ's Wholesale Club, Inc.                      11,700                   449
*   OSI Pharmaceticals, Inc.                        5,600                   449
    Radian Group, Inc.                              5,974                   448
    Manpower Inc.                                  11,800                   448
    Murphy Oil Corp.                                7,400                   447
    Wisconsin Energy Corp.                         19,800                   447
*   US Airways Group, Inc.                         11,005                   446
    Darden Restaurants Inc.                        19,500                   446
    Bowater Inc.                                    7,900                   445
    Host Marriott Corp. REIT                       34,400                   445
    Commerce Bancshares, Inc.                      10,446                   444
    Winn-Dixie Stores, Inc.                        22,843                   443
    Jack Henry & Associates                         7,100                   441
*   Enzon, Inc.                                     7,100                   441
    American Water Works Co., Inc.                 15,000                   441
*   Western Wireless Corp. Class A                 11,200                   439
*   Hispanic Broadcasting Corp.                    17,200                   439
*   Cabletron Systems, Inc.                        29,110                   438
    The Stanley Works                              14,044                   438
    Kimco Realty Corp. REIT                         9,900                   437
*   Cephalon, Inc.                                  6,900                   437
*   ICOS Corp.                                      8,400                   436
*   Timberland Co.                                  6,500                   435
    Temple-Inland Inc.                              8,100                   434
    C.H. Robinson Worldwide, Inc.                  13,800                   434
*   Oplink Communications, Inc.                    24,185                   434
*   Microchip Technology, Inc.                     19,775                   434
*   MiniMed, Inc.                                  10,300                   433
    Newport Corp.                                   5,500                   432
*   Hanover Compressor Co.                          9,700                   432
*   ChoicePoint Inc.                                6,590                   432
*   Dollar Tree Stores, Inc.                       17,600                   431
*   Devry, Inc.                                    11,400                   430
    Pall Corp.                                     20,166                   430
*   AmeriSource Health Corp.                        8,500                   429
*   Cree, Inc.                                     12,008                   427
    Engelhard Corp.                                20,900                   426

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
BALANCED INDEX FUND                                SHARES                 (000)
-------------------------------------------------------------------------------
    Ultramar Diamond
      Shamrock Corp.                        $      13,737         $         424
*   Cypress Semiconductor Corp.                    21,500                   423
    Noble Affiliates, Inc.                          9,200                   423
*   Niagara Mohawk Holdings Inc.                   25,300                   422
*   Humana, Inc.                                   27,633                   421
*   Northwest Airlines Corp. Class A               13,900                   419
*   Rowan Cos., Inc.                               15,400                   416
*   Barr Labs Inc.                                  5,675                   414
    Hormel Foods Corp.                             22,200                   413
    Whitman Corp.                                  25,200                   413
*   Quest Software, Inc.                           14,700                   413
*   Symantec Corp.                                 12,350                   412
    Ashland, Inc.                                  11,480                   412
*   Fluor Corp.                                    12,400                   410
    Beckman Coulter, Inc.                           9,764                   409
    Maytag Corp.                                   12,671                   409
    National Fuel Gas Co.                           6,500                   409
*   L-3 Communications Holdings, Inc.               5,300                   408
*   CDW Computer Centers, Inc.                     14,600                   407
    Investors Financial Services Corp.              4,728                   407
*   InfoSpace, Inc.                                45,936                   406
*   Kmart Corp.                                    76,100                   404
*   CSG Systems International, Inc.                 8,600                   404
*   National Instruments Corp.                      8,300                   403
*   Allegiance Telecom, Inc.                       18,100                   403
*   Celgene Corp.                                  12,400                   403
*   Polycom, Inc.                                  12,500                   402
    Arthur J. Gallagher & Co.                       6,300                   401
    Alliant Energy Corp.                           12,552                   400
    ICN Pharmaceuticals, Inc.                      12,993                   399
    MCN Energy Group Inc.                          14,300                   396
*   Quintiles Transnational Corp.                  18,891                   396
    Tidewater Inc.                                  8,900                   395
*   Cytyc Corp.                                     6,300                   394
*   American Power Conversion Corp.                31,800                   394
    McCormick & Co., Inc.                          10,900                   393
*   Agile Software Corp.                            7,950                   393
    The Timber Co.                                 13,100                   392
    Puget Sound Energy Inc.                        14,080                   392
*   Wind River Systems Inc.                        11,452                   391
*   Grant Prideco, Inc.                            17,793                   390
    FirstMerit Corp.                               14,595                   390
    Questar Corp.                                  12,900                   388
    Diebold, Inc.                                  11,600                   387
    C.R. Bard, Inc.                                 8,300                   386
*   Amkor Technology, Inc.                         24,900                   386
    Circuit City Stores, Inc.                      33,588                   386
    Energy East Corp.                              19,500                   384
    Nordstrom, Inc.                                21,064                   383
*   E*TRADE Group, Inc.                            51,770                   382
    GATX Corp.                                      7,600                   379
    Crescent Real Estate, Inc. REIT                17,000                   378
*   Compuware Corp.                                60,500                   378
*   Akamai Technologies, Inc.                      17,937                   378
    Mercury General Corp.                           8,600                   377
*   Orion Power Holdings, Inc.                     15,215                   375
    Lennar Corp.                                   10,322                   374
    Herman Miller, Inc.                            13,000                   374
*   Inhale Therapeutic Systems                      7,400                   374
    NSTAR                                           8,695                   373
*   Patterson Dental Co.                           11,000                   373
*   Critical Path, Inc.                            12,100                   372
    Dana Corp.                                     24,203                   371
*   Chris-Craft Industries, Inc.                    5,547                   369
*   First Health Group Corp.                        7,900                   368
*   Plantronics, Inc.                               7,800                   367
    Centex Corp.                                    9,700                   364
*   Time Warner Telecom Inc.                        5,700                   362
    The MONY Group Inc.                             7,300                   361
    Waddell & Reed Financial, Inc.
      Class B                                       9,612                   360
*   Catalina Marketing Corp.                        9,220                   359
    Montana Power Co.                              17,300                   359
    Hudson City Bancorp, Inc.                      17,700                   358
    Eaton Vance Corp.                              11,100                   358
    Shaw Industries, Inc.                          18,900                   358
    First Virginia Banks, Inc.                      7,450                   358
    Valero Energy Corp.                             9,600                   357
*   FMC Corp.                                       4,973                   356
    Bank United Corp. Class A                       5,200                   355
    Commerce Bancorp, Inc.                          5,182                   354
    Liberty Financial Cos., Inc.                    7,950                   354
*   Apogent Technologies Inc.                      17,208                   353
    Sonoco Products Co.                            16,270                   352
    Bausch & Lomb, Inc.                             8,700                   352
    Fastenal Co.                                    6,400                   351
*   Indymac Bancorp, Inc.                          11,900                   351
*   Applera Corp.-Celera
      Genomics Group                                9,725                   349
*   RSA Security Inc.                               6,600                   349
*   AmeriCredit Corp.                              12,800                   349
*   Venator Group, Inc.                            22,500                   349
    True North Communications                       8,200                   348
    IPALCO Enterprises, Inc.                       14,400                   348
    Equitable Resources, Inc.                       5,200                   347
    Helmerich & Payne, Inc.                         7,900                   347
*   Capstone Turbine Corp.                         12,376                   347
*   Office Depot, Inc.                             48,587                   346
*   Westwood One, Inc.                             17,900                   346
*   Sealed Air Corp.                               11,319                   345
*   Albany Molecular Research, Inc.                 5,600                   345
    Protective Life Corp.                          10,600                   342
    Liz Claiborne, Inc.                             8,200                   341
*   Vishay Intertechnology, Inc.                   22,535                   341
*   NVIDIA Corp.                                   10,400                   341
    Precision Castparts Corp.                       8,100                   341
*   Dun & Bradstreet Corp.                         13,150                   340

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                                                                         MARKET
                                                                         VALUE*
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
*   At Home Corp. Class A                          61,460                   340
*   Varian Medical Systems, Inc.                    5,000                   340
    Bergen Brunswig Corp. Class A                  21,453                   340
    Associated Banc-Corp.                          11,156                   339
    Cullen/Frost Bankers, Inc.                      8,100                   339
*   Varco International, Inc.                      15,493                   337
*   ACNielson Corp.                                 9,266                   336
    AMB Property Corp. REIT                        13,000                   336
    First American Corp.                           10,200                   335
    Wesco Financial Corp.                           1,190                   335
*   Energizer Holdings, Inc.                       15,676                   335
    UAL Corp.                                       8,600                   335
*   Manor Care, Inc.                               16,200                   334
*   Iron Mountain, Inc.                             9,000                   334
    MDU Resources Group, Inc.                      10,250                   333
    CONSOL Energy, Inc.                            11,900                   332
*   Newfield Exploration Co.                        7,000                   332
    Viad Corp.                                     14,400                   331
*   Myriad Genetics, Inc.                           4,000                   331
*   AutoNation, Inc.                               55,030                   330
*   Shaw Group, Inc.                                6,600                   330
    Valley National Bancorp                         9,903                   330
    Wilmington Trust Corp.                          5,300                   329
    DENTSPLY International Inc.                     8,400                   329
*   CNET Networks, Inc.                            20,531                   328
*   Sawtek Inc.                                     7,100                   328
    International Flavors &
      Fragrances, Inc.                             16,139                   328
    Harris Corp.                                   10,700                   328
*   Outback Steakhouse                             12,650                   327
*   GlobeSpan, Inc.                                11,900                   327
*   Art Technology Group, Inc.                     10,700                   327
*   PRIMEDIA Inc.                                  27,300                   326
    DQE Inc.                                        9,950                   326
    NICOR, Inc.                                     7,540                   326
*   Louis Dreyfus Natural Gas Corp.                 7,072                   324
    Hibernia Corp. Class A                         25,300                   323
    CarrAmerica Realty Corp. REIT                  10,300                   322
    Avnet, Inc.                                    14,990                   322
    Cross Timbers Oil Co.                          11,587                   322
*   American Eagle Outfitters, Inc.                 7,600                   321
*   Inktomi Corp.                                  17,900                   320
    Hercules, Inc.                                 16,775                   320
    Martin Marietta Materials, Inc.                 7,511                   318
    Omnicare, Inc.                                 14,600                   316
    International Speedway Corp.                    8,300                   315
*   Quanta Services, Inc.                           9,750                   314
*   Pioneer Natural Resources Co.                  15,900                   313
*   Pactiv Corp.                                   25,200                   312
    Leucadia National Corp.                         8,800                   312
*   Quantum Corp.-DLT &
      Storage Systems                              23,300                   310
*   Powertel Inc.                                   5,000                   310
*   Forest Oil Corp.                                8,390                   309
    Boise Cascade Corp.                             9,200                   309
*   Lattice Semiconductor Corp.                    16,800                   309
*   Documentum, Inc.                                6,200                   308
*   Abercrombie & Fitch Co.                        15,398                   308
*   Inet Technologies, Inc.                         7,500                   304
    Newport News Shipbuilding Inc.                  5,840                   304
    OGE Energy Corp.                               12,400                   303
*   J.D. Edwards & Co.                             17,000                   303
*   Catellus Development Corp.                     17,300                   303
    ALLETE                                         12,200                   303
*   Cor Therapeutics, Inc.                          8,600                   303
    The McClatchy Co. Class A                       7,075                   302
*   Barrett Resources Corp.                         5,300                   301
    Deluxe Corp.                                   11,900                   301
    General Growth Properties
      Inc. REIT                                     8,300                   300
    Provident Financial Group, Inc.                 8,000                   300
*   Spectrasite Holdings, Inc.                     22,640                   300
    Hasbro, Inc.                                   28,150                   299
    John Nuveen Co. Class A                         5,200                   299
*   Triton PCS, Inc.                                8,800                   299
    Bemis Co., Inc.                                 8,800                   295
    Pulte Corp.                                     7,000                   295
*   West TeleServices Corp.                        10,500                   295
    IDACORP, Inc.                                   6,000                   294
    Liberty Property Trust REIT                    10,300                   294
*   SanDisk Corp.                                  10,600                   294
    Great Lakes Chemical Corp.                      7,900                   294
    The St. Joe Co.                                13,300                   293
    Sovereign Bancorp, Inc.                        36,009                   293
    Conectiv, Inc.                                 14,578                   292
    Erie Indemnity Co. Class A                      9,800                   292
*   Andrew Corp.                                   13,430                   292
    American National Insurance Co.                 4,000                   292
*   Mandalay Resort Group                          13,300                   292
*   International Rectifier Corp.                   9,700                   291
*   Medicis Pharmaceutical Corp.                    4,913                   290
    Centura Banks, Inc.                             6,018                   290
    Belo Corp. Class A                             18,148                   290
*   Sybase, Inc.                                   14,640                   290
    Galileo International, Inc.                    14,500                   290
    Alpharma, Inc. Class A                          6,600                   290
    Rouse Co. REIT                                 11,300                   288
    WestAmerica Bancorporation                      6,700                   288
*   Tekelec                                         9,600                   288
    Lyondell Chemical Co.                          18,800                   288
    Johns Manville Corp.                           22,200                   287
    City National Corp.                             7,400                   287
    White Mountains Insurance
      Group Inc.                                      900                   287
    Citizens Banking Corp.                          9,872                   287
*   LAM Research Corp.                             19,780                   287

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
BALANCED INDEX FUND                                SHARES                 (000)
-------------------------------------------------------------------------------
    Western Resources, Inc.                 $      11,500         $         285
*   Novell, Inc.                                   54,600                   285
    SuperValu Inc.                                 20,491                   284
    Roslyn Bancorp, Inc.                           10,400                   284
*   Scholastic Corp.                                3,200                   284
*   CMGI Inc.                                      50,497                   282
*   Packaging Corp. of America                     17,400                   281
    Old National Bancorp                            9,369                   280
    Comdisco, Inc.                                 24,500                   280
*   Knight Trading Group, Inc.                     20,100                   280
*   Tanox, Inc.                                     7,124                   279
    Greater Bay Bancorp                             6,800                   279
    Fulton Financial Corp.                         12,083                   279
*   Valassis Communications, Inc.                   8,800                   278
*   Foundry Networks, Inc.                         18,500                   277
    Teleflex Inc.                                   6,274                   277
    Kansas City Power & Light Co.                  10,100                   277
    BancWest Corp.                                 10,600                   277
    IMC Global Inc.                                17,789                   277
*   Fisher Scientific International Inc.            7,500                   277
*   SBA Communications Corp.                        6,700                   275
    Crane Co.                                       9,650                   274
*   Mentor Graphics Corp.                          10,000                   274
    Bindly Western Industries, Inc.                 6,600                   274
    Alberto-Culver Co. Class B                      6,400                   274
*   Smithfield Foods, Inc.                          9,000                   274
    American Financial Group, Inc.                 10,300                   274
    iStar Financial Inc.                           13,885                   273
    Hollinger International, Inc.                  17,200                   273
*   Sicor, Inc.                                    18,900                   273
*   Unit Corp.                                     14,400                   273
*   Comcast Corp. Class A                           6,600                   273
*   HomeStore.com, Inc.                            13,500                   272
    Reinsurance Group of America, Inc.              7,650                   272
    Mack-Cali Realty Corp. REIT                     9,500                   271
*   Pride International Inc.                       11,000                   271
    D. R. Horton, Inc.                             11,075                   271
*   Alpha Industries, Inc.                          7,300                   270
*   Cytec Industries, Inc.                          6,742                   269
*   Netegrity, Inc.                                 4,950                   269
    Peoples Bank Bridgeport                        10,400                   269
    Cabot Corp.                                    10,200                   269
*   Whole Foods Market, Inc.                        4,400                   269
*   Barnes & Noble, Inc.                           10,148                   269
*   Southern Union Co.                             10,143                   269
*   Advance Paradigm, Inc.                          5,900                   268
*   Cerner Corp.                                    5,800                   268
*   Patterson Energy, Inc.                          7,200                   268
*   Centennial Communications Corp.
      Class A                                      14,300                   268
*   Coventry Health Care Inc.                      10,045                   268
*   EMCORE Corp.                                    5,700                   268
    Metris Cos., Inc.                              10,177                   268
*   Aviron                                          4,000                   267
*   Alkermes, Inc.                                  8,500                   267
*   Silicon Valley Bancshares                       7,700                   266
*   Getty Images, Inc.                              8,300                   266
    Allied Capital Corp.                           12,680                   265
*   Wireless Facilities, Inc.                       7,300                   265
    Lafarge Corp.                                  11,200                   265
    Skywest, Inc.                                   9,200                   264
    Peoples Energy Corp.                            5,900                   264
*   Aeroflex, Inc.                                  9,130                   263
*   Lear Corp.                                     10,600                   263
    Meredith Corp.                                  8,164                   263
*   Province Healthcare Co.                         6,650                   262
*   Incyte Genomics, Inc.                          10,500                   261
*   Reebok International Ltd.                       9,495                   260
    Snap-On Inc.                                    9,246                   258
    Cummins Engine Co., Inc.                        6,792                   258
*   Navistar International Corp.                    9,800                   257
*   Tom Brown, Inc.                                 7,800                   256
    National Data Corp.                             7,000                   256
*   Apria Healthcare                                8,600                   256
    USX-U.S. Steel Group                           14,200                   256
    HON Industries, Inc.                           10,000                   255
    Raymond James Financial, Inc.                   7,300                   255
*   Barra, Inc.                                     5,400                   254
*   Aether Systems, Inc.                            6,500                   254
*   Marine Drilling Co., Inc.                       9,500                   254
    Arden Realty Group, Inc. REIT                  10,100                   254
    Dallas Semiconductor Corp.                      9,900                   254
    Vectren Corp.                                   9,899                   254
    StanCorp Financial Group, Inc.                  5,300                   253
    Weis Markets, Inc.                              6,600                   253
*   Imperial Bancorp                                9,622                   253
*   Techne                                          7,000                   252
    Health Care Properties
      Investors REIT                                8,446                   252
*(4)McDATA Corp.                                    4,600                   252
    Flowers Industries, Inc.                       15,900                   250
*   Alliant Techsystems, Inc.                       3,750                   250
    CNF Inc.                                        7,400                   250
*   HS Resources Inc.                               5,900                   250
*   Orthodontic Centers of America, Inc.            8,000                   250
    Tootsie Roll Industries, Inc.                   5,417                   250
*   Toll Brothers, Inc.                             6,100                   249
*   Semtech Corp.                                  11,300                   249
*   LifePoint Hospitals, Inc.                       4,966                   249
    Visteon Corp.                                  21,552                   248
*   Advanced Fibre
      Communications, Inc.                         13,700                   247
    N L Industries, Inc.                           10,200                   247
    Carter-Wallace, Inc.                            7,400                   247
*   Amphenol Corp.                                  6,300                   247
*   Sensormatic Electronics Corp.                  12,300                   247
    Clayton Homes Inc.                             21,427                   246
    Hubbell Inc. Class B                            9,250                   245
    Reynolds & Reynolds Class A                    12,100                   245
*   Labranche & Co. Inc.                            8,000                   244

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
*   Stillwater Mining Co.                   $       6,200         $         244
*   Payless ShoeSource, Inc.                        3,432                   243
    Kaufman & Broad Home Corp.                      7,200                   243
    Colonial BancGroup, Inc.                       22,544                   242
*   Sapient Corp.                                  20,300                   242
    Downey Financial Corp.                          4,400                   242
*   Cirrus Logic                                   12,900                   242
    Highwood Properties, Inc. REIT                  9,700                   241
*   Liberate Technologies, Inc.                    17,700                   241
*   CV Therapeutics, Inc.                           3,400                   241
*   NPS Pharmaceuticals Inc.                        5,000                   240
*(4)ResMed Inc.                                     6,000                   239
    Harte-Hanks, Inc.                              10,100                   239
*   Chesapeake Energy Corp.                        23,600                   239
*   Tech Data Corp.                                 8,800                   238
*   Alleghany Corp.                                 1,158                   238
    Autodesk, Inc.                                  8,820                   238
    Nationwide Financial Services, Inc.             5,000                   237
    Trustmark Corp.                                11,300                   237
*   SEACOR SMIT Inc.                                4,500                   237
*   Infonet Services Corp.                         47,200                   236
*   Investment Technology Group, Inc.               5,650                   236
*   Embarcadero Technologies, Inc.                  5,200                   234
*   Vicor Corp.                                     7,700                   234
    Post Properties, Inc. REIT                      6,200                   233
*   Impath, Inc.                                    3,500                   233
*   Tularik, Inc.                                   7,900                   233
    Western Gas Resources, Inc.                     6,900                   232
*   Stone Energy Corp.                              3,600                   232
    Washington Federal Inc.                         8,166                   232
*   DaVita, Inc.                                   13,535                   232
    WGL Holdings Inc.                               7,600                   231
*   RealNetworks, Inc.                             26,600                   231
*   SERENA Software, Inc.                           6,750                   231
*   Saks Inc.                                      23,036                   230
    Technitrol, Inc.                                5,600                   230
*   DoubleClick Inc.                               20,916                   230
*   Dycom Industries, Inc.                          6,400                   230
    Webster Financial Corp.                         8,100                   229
*   American Freightways                            8,196                   229
    Hospitality Properties Trust REIT              10,100                   228
*   Anaren Microwave, Inc.                          3,400                   228
    Black Hills Corp.                               5,100                   228
*   Avis Group Holdings, Inc.                       7,000                   228
*   SpeechWorks International Inc.                  4,640                   228
    Forest City Enterprise Class A                  5,800                   227
    Callaway Golf Co.                              12,200                   227
*   Dobson Communications Corp.                    15,500                   227
    First Midwest Bancorp                           7,875                   226
    Block Drug Co. Class A                          4,297                   226
    Cousins Properties, Inc. REIT                   8,100                   226
    FactSet Research Systems Inc.                   6,100                   226
    Capitol Federal Financial                      13,500                   226
    Heller Financial, Inc.                          7,347                   225
    Valspar Corp.                                   7,000                   225
    Brunswick Corp.                                13,697                   225
    Doral Financial Corp.                           9,300                   225
*   Emmis Communications, Inc.                      7,800                   224
    BRE Properties Inc. Class A REIT                7,056                   224
    Pacific Century Financial Corp.                12,600                   223
*   Constellation Brands, Inc. Class A              3,792                   223
    Regency Realty Corp. REIT                       9,400                   223
*   Fairchild Semiconductor Corp.                  15,400                   222
*   Professional Detailing, Inc.                    2,100                   222
*   Six Flags, Inc.                                12,900                   222
    Graco, Inc.                                     5,350                   221
    Pogo Producing Co.                              7,100                   221
*   First Federal Financial Corp.                   6,832                   221
*   Mohawk Industries, Inc.                         8,050                   220
*   NeoPharm, Inc.                                  5,800                   220
*   Veritas DGC Inc.                                6,800                   220
    Corn Products International, Inc.               7,550                   219
*   APW Ltd.                                        6,500                   219
    Dreyer's Grand Ice Cream, Inc.                  6,800                   219
    Franchise Finance Corp. of
      America REIT                                  9,400                   219
*   Pixar, Inc.                                     7,300                   219
    Pennzoil-Quaker State Co.                      17,000                   219
    Cabot Oil & Gas Corp. Class A                   7,000                   218
*   Syncor International Corp.                      6,000                   218
    HCC Insurance Holdings, Inc.                    8,100                   218
    Houghton Mifflin Co.                            4,700                   218
    Lee Enterprises, Inc.                           7,300                   218
    First Industrial Realty Trust REIT              6,400                   218
*   Markel Corp.                                    1,200                   217
*   Cell Therapeutics, Inc.                         4,800                   216
*   Haemonetics Corp.                               7,000                   216
    Sky Financial Group, Inc.                      12,896                   216
*   Closure Medical Corp.                           6,000                   216
    Ross Stores, Inc.                              12,800                   216
*(4)Cosine Communications, Inc.                    15,560                   216
*   Henry Schein, Inc.                              6,235                   216
*   Scios, Inc.                                     9,700                   216
*   Sodexho Marriott Services, Inc.                 9,750                   216
    Philadelphia Suburban Corp.                     8,800                   216
*   Edwards Lifesciences Corp.                     12,121                   215
    Hertz Corp. Class A                             6,300                   215
    Carlisle Co., Inc.                              5,000                   215
    ONEOK, Inc.                                     4,458                   214
*   Edison Schools Inc.                             6,800                   214
    Enterprise Products Partners L.P.               6,800                   214
*   Gentex Corp.                                   11,452                   213
*   Beverly Enterprises, Inc.                      26,000                   213
    Allegheny Technologies Inc.                    13,390                   213
*   Mid Atlantic Medical Services, Inc.            10,700                   212
    Essex Property Trust, Inc. REIT                 3,866                   212
*   Nuance Communications Inc.                      4,900                   211
*   Suiza Foods Corp.                               4,400                   211

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
BALANCED INDEX FUND                                SHARES                 (000)
-------------------------------------------------------------------------------
    Camden Property Trust REIT              $       6,300         $         211
*   Sotheby's Holdings Class A                      9,100                   211
*   The Corporate Executive Board Co.               5,300                   211
    Vintage Petroleum, Inc.                         9,800                   211
*   Swift Energy Co.                                5,600                   211
*   Tetra Tech, Inc.                                6,600                   210
*   Ulticom, Inc.                                   6,168                   210
*   Digene Corp.                                    4,700                   210
*   Silicon Valley Group, Inc.                      7,300                   210
    Hudson United Bancorp                          10,019                   210
*   Sirius Satellite Radio, Inc.                    7,000                   210
*   Global Industries Ltd.                         15,300                   209
*   Columbia Sportswear Co.                         4,200                   209
*   Nova Corp. (Georgia)                           10,473                   209
    Florida Rock Industries, Inc.                   5,300                   207
    Ball Corp.                                      4,500                   207
*   Plexus Corp.                                    6,820                   207
*   Great Plains Software, Inc.                     4,400                   207
*   Swift Transportation Co., Inc.                 10,450                   207
    Federal Signal Corp.                           10,533                   207
*   Immunomedics Inc.                               9,600                   206
*   Southwest Bancorporation of
      Texas, Inc.                                   4,800                   206
    Lubrizol Corp.                                  8,000                   206
    Ruby Tuesday, Inc.                             13,500                   206
*   Molecular Devices Corp.                         3,000                   205
    FelCor Lodging Trust, Inc. REIT                 8,574                   205
*   Cabot Microelectronics Corp.                    3,942                   205
    St. Mary Land & Exploration Co.                 6,144                   205
*   ADVO, Inc.                                      4,600                   204
    Staten Island Bancorp, Inc.                     9,500                   203
    Brown & Brown, Inc.                             5,800                   203
    W.R. Berkley Corp.                              4,300                   203
*   KEMET Corp.                                    13,400                   203
    Diagnostic Products Corp.                       3,700                   202
*   FileNet Corp.                                   7,400                   202
    Ethan Allen Interiors, Inc.                     6,010                   201
*   Viasystems Group, Inc.                         24,200                   201
*   Pegasus Communications Corp.
      Class A                                       7,800                   201
*   Intermune Pharmaceuticals                       4,500                   201
    Healthcare Realty Trust Inc. REIT               9,444                   201
*   Teletech Holdings Inc.                         10,900                   200
*   Dionex Corp.                                    5,800                   200
*   Credence Systems Corp.                          8,700                   200
*   Pacific Sunwear of California                   7,800                   200
*   The Cheesecake Factory                          5,200                   200
*(4)Krispy Kreme Doughnuts, Inc.                    2,400                   199
    HRPT Properties Trust REIT                     26,300                   199
    Piedmont Natural Gas, Inc.                      5,200                   199
    Raytheon Co. Class A                            6,845                   198
    Pentair, Inc.                                   8,200                   198
*   Exar Corp.                                      6,400                   198
    John Wiley & Sons Class A                       9,200                   198
*   Philadelphia Consolidated
      Holding Corp.                                 6,400                   198
*   Regeneron Pharmaceuticals, Inc.                 5,600                   197
*   Avocent Corp.                                   7,312                   197
*   Cal Dive International, Inc.                    7,400                   197
    Weingarten Realty Investors REIT                4,500                   197
    OM Group, Inc.                                  3,600                   197
*   Azurix Corp.                                   24,000                   197
*(4)PurchasePro.com, Inc.                          11,200                   196
*   Insituform Technologies Class A                 4,900                   195
*   Bruker Daltonics, Inc.                          8,280                   195
*   Renal Care Group, Inc.                          7,100                   195
    Tupperware Corp.                                9,500                   194
    Nordson Corp.                                   7,600                   194
    First Citizens BancShares Class A               2,400                   194
    Valhi, Inc.                                    16,800                   193
*   Transkaryotic Therapies, Inc.                   5,300                   193
*   Varian, Inc.                                    5,700                   193
*   Portal Software, Inc.                          24,600                   193
*   Security Capital Group Inc. REIT
      Class B                                       9,600                   193
    Sierra Pacific Resources                       11,976                   192
    Solutia, Inc.                                  16,000                   192
    Donaldson Co., Inc.                             6,900                   192
    Blyth, Inc.                                     7,950                   192
*   Cell Genesys, Inc.                              8,400                   192
*(4)Avici Systems Inc.                              7,760                   191
*   Ixia                                            8,350                   191
    Aptargroup Inc.                                 6,500                   191
    Pan Pacific Retail Properties,
      Inc. REIT                                     8,540                   191
*   DuPont Photomasks, Inc.                         3,600                   190
    Hawaiian Electric Industries Inc.               5,100                   190
*   CEC Entertainment Inc.                          5,550                   189
*   Men's Wearhouse, Inc.                           6,950                   189
    Dain Rauscher Corp.                             2,000                   189
*   PRAECIS Pharmaceuticals Inc.                    6,474                   189
*   Atlas Air, Inc.                                 5,800                   189
*   Pharmaceutical Product
      Development, Inc.                             3,800                   189
    Fair Issac & Co.                                3,700                   189
    New Plan Excel Realty Trust REIT               14,360                   188
*   Alexion Pharmaceuticals, Inc.                   2,900                   188
*   Advent Software, Inc.                           4,700                   188
    RGS Energy Group Inc.                           5,800                   188
*   Argosy Gaming Co.                               9,800                   188
*   Triad Hospitals, Inc.                           5,766                   188
    AGL Resources Inc.                              8,500                   188
*   Extended Stay America, Inc.                    14,593                   188
    CBRL Group, Inc.                               10,300                   187
*   Caliper Technologies Corp.                      3,980                   187
*   Teledyne Technologies, Inc.                     7,911                   187
*   Affiliated Managers Group, Inc.                 3,400                   187
    Park National Corp.                             2,080                   187

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
    Alexander & Baldwin, Inc.               $       7,100         $         186
*   Bally Total Fitness Holding Corp.               5,500                   186
*   Advanced Digital Information Corp.              8,100                   186
    Cleco Corp.                                     3,400                   186
    Harman International
      Industries, Inc.                              5,100                   186
    Penn Virginia Corp.                             5,600                   186
*   TNPC, Inc.                                     18,935                   186
    Cambrex Corp.                                   4,100                   186
    Student Loan Corp.                              3,400                   185
    Millennium Chemicals, Inc.                     10,200                   185
*   Lone Star Technologies, Inc.                    4,800                   185
*   Jacobs Engineering Group Inc.                   4,000                   185
*   Pure Resources, Inc.                            9,100                   184
*   Coach, Inc.                                     6,400                   184
*   Retek Inc.                                      7,547                   184
*   Ultratech Stepper, Inc.                         7,100                   184
*   NRG Energy, Inc.                                6,600                   184
    MeriStar Hospitality Corp. REIT                 9,320                   183
*   Manhattan Associates, Inc.                      4,300                   183
*   CuraGen Corp.                                   6,700                   183
    Florida East Coast Industries,
      Inc. Class A                                  5,100                   183
    United Dominion Realty Trust REIT              16,900                   183
*   MSC Industrial Direct Co., Inc.
      Class A                                      10,100                   182
    21st Century Insurance Group                   12,800                   182
*   Linens 'n Things, Inc.                          6,600                   182
    Crompton Corp.                                 17,337                   182
*   The Neiman Marcus Group, Inc.
      Class A                                       5,100                   181
*   Consolidated Stores, Inc.                      17,062                   181
    Roper Industries Inc.                           5,472                   181
*   NCO Group, Inc.                                 5,950                   181
    Otter Tail Power Co.                            6,496                   180
*   The Dress Barn, Inc.                            6,200                   180
    Washington REIT                                 7,600                   180
*   Avant! Corp.                                    9,800                   179
*   Noven Pharmaceuticals, Inc.                     4,800                   179
    Rayonier Inc.                                   4,500                   179
*   Hain Celestial Group, Inc.                      5,500                   179
*   Copart, Inc.                                    8,300                   178
*   Photronics Labs Inc.                            7,600                   178
*   Quorum Health Group, Inc.                      11,300                   178
*   DDi Corp.                                       6,500                   177
    Arch Coal, Inc.                                12,536                   177
    C & D Technology Inc.                           4,100                   177
*   Freeport-McMoRan Copper &
      Gold Inc. Class B                            20,654                   177
*   Dendrite International, Inc.                    7,900                   177
    Claire's Stores, Inc.                           9,850                   177
*   XOMA Ltd.                                      18,100                   176
*   Stanford Microdevices, Inc.                     4,900                   176
*   Proxim, Inc.                                    4,100                   176
*   Silicon Storage Technology, Inc.               14,900                   176
*   Triad Guaranty, Inc.                            5,300                   176
*   Education Management Corp.                      4,900                   175
    Commercial Federal Corp.                        9,011                   175
    York International Corp.                        5,700                   175
*   Advantage Learning Systems, Inc.                5,200                   175
    Westfield America, Inc. REIT                   12,100                   175
    BorgWarner, Inc.                                4,350                   174
*   Evergreen Resources, Inc.                       4,500                   174
*   Jack in the Box Inc.                            5,900                   174
*(4)AmeriTrade Holding Corp.                       24,800                   174
*   IntraNet Solutions, Inc.                        3,400                   173
    Morrison Management
      Specialists, Inc.                             4,967                   173
    Standard Pacific Corp.                          7,400                   173
*   Alaska Air Group, Inc.                          5,800                   173
*   Station Casinos, Inc.                          11,550                   173
    Albemarle Corp.                                 6,970                   172
    United Television, Inc.                         1,487                   172
*   Rogers Corp.                                    4,200                   172
*   Footstar Inc.                                   3,484                   172
*   Entercom Communications Corp.                   5,000                   172
*   Newpark Resources, Inc.                        18,000                   172
    Jefferies Group, Inc.                           5,500                   172
*   Journal Register Co.                           10,700                   172
*   EGL, Inc.                                       7,150                   171
*   WMS Industries, Inc.                            8,500                   171
*   On Assignment, Inc.                             6,000                   171
*   Gulf Island Fabrication, Inc.                   9,400                   171
*   GTech Holdings Corp.                            8,300                   171
    Energen Corp.                                   5,300                   171
    IDEX Corp.                                      5,150                   171
    Dial Corp.                                     15,500                   171
*   Allergan Specialty
      Therapeutics, Inc.                            5,890                   170
*   Polo Ralph Lauren Corp.                         7,600                   170
*   Atwood Oceanics, Inc.                           3,866                   169
    UniSource Energy Corp.                          9,000                   169
*   Adaptec, Inc.                                  16,500                   169
*   bebe stores, inc.                               7,900                   169
*   Administaff, Inc.                               6,200                   169
    Sensient Technologies Corp.                     7,400                   168
*   PanAmSat Corp.                                  4,843                   168
*   STERIS Corp.                                   10,408                   168
    Media General, Inc. Class A                     4,600                   167
*   Dal-Tile International Inc.                    11,800                   167
*   Priority Healthcare Corp. Class B               4,100                   167
*   SPS Technologies, Inc.                          3,048                   167
    Susquehanna Bancshares, Inc.                   10,125                   167
*   Internap Network Services Corp.                23,000                   167
    Penton Media, Inc. Class A                      6,200                   167
*   Aurora Biosciences Corp.                        5,300                   167
    Bel Fuse, Inc.- Class B                         4,900                   167
*   Eclipsys Corp.                                  6,800                   167

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
BALANCED INDEX FUND                                SHARES                 (000)
-------------------------------------------------------------------------------
    New York Community Bancorp, Inc.        $       4,528         $         166
    Ryder System, Inc.                              9,972                   166
    Brady Corp. Class A                             4,900                   166
*   Williams Sonoma, Inc.                           8,284                   166
    MAF Bancorp, Inc.                               5,825                   166
*   Entravision Communications Corp.                9,000                   165
    Homestake Mining Co.                           39,400                   165
*   WFS Financial, Inc.                             8,910                   165
*   Digital Lightwave, Inc.                         5,200                   165
*   Oakley, Inc.                                   12,200                   165
*   Trimeris, Inc.                                  3,000                   165
    Pier 1 Imports Inc.                            15,960                   165
*   FuelCell Energy, Inc.                           2,400                   165
*   Kansas City Southern
      Industries, Inc.                             16,250                   165
*   Veeco Instruments, Inc.                         4,100                   164
    McDermott International, Inc.                  15,300                   164
*   Actuate Software Corp.                          8,600                   164
*   Commonwealth Telephone
      Enterprises, Inc.                             4,699                   164
    Prentiss Properties Trust REIT                  6,100                   164
    UIL Holdings Corp.                              3,300                   164
*   Dril-Quip, Inc.                                 4,800                   164
*   Priority Healthcare Corp. Class A               4,018                   164
*   Cable Design Technologies                       9,750                   164
    Public Service Co. of New Mexico                6,100                   164
    Hilb, Rogal and Hamilton Co.                    4,100                   163
    The Timken Co.                                 10,800                   163
*   Learning Tree International, Inc.               3,300                   163
    Corus Bankshares Inc.                           3,300                   163
    Wallace Computer Services, Inc.                 9,600                   163
*   Zebra Technologies Corp. Class A                4,000                   163
*(4)Stratos Lightwave, Inc.                         9,564                   163
*   Maverick Tube Corp.                             7,200                   163
*(4)Luminex Corp.                                   6,248                   163
    Dean Foods Corp.                                5,300                   163
*   Monsanto Co.                                    6,000                   162
*   Integrated Circut Syetems, Inc.                 9,800                   162
    Dillard's Inc.                                 13,739                   162
*   DMC Stratex Networks, Inc.                     10,800                   162
*   Symyx Technologies                              4,500                   162
*   Kana Communications, Inc.                      14,048                   162
*   Choice Hotel International, Inc.               11,800                   161
    Trustco Bank                                   13,195                   161
*   Winstar Communications, Inc.                   13,750                   161
*   NVR, Inc.                                       1,300                   161
    Harsco Corp.                                    6,500                   160
*   Forrester Research, Inc.                        3,200                   160
    Charles E. Smith Residential
      Realty, Inc. REIT                             3,400                   160
*   Mediacom Communications Corp.                   9,280                   160
*   Agribrands International, Inc.                  2,981                   159
*   K-V Pharmaceutical Co. Class A                  6,375                   159
    Brandywine Realty Trust REIT                    7,700                   159
    Kaydon Corp.                                    6,400                   159
*   Kenneth Cole Productions, Inc.                  3,950                   159
    Developers Diversified Realty
      Corp. REIT                                   11,900                   158
*   Coldwater Creek Inc.                            5,100                   158
    Ametek Aerospace Products Inc.                  6,100                   158
*   UnitedGlobalCom Inc. Class A                   11,600                   158
    Avista Corp.                                    7,700                   158
    Potlatch Corp.                                  4,700                   158
*   Berkshire Hathaway Inc. Class B                    67                   158
*   Esterline Technologies Corp.                    6,000                   158
*   Genencor International Inc.                     8,740                   157
*   Hearst-Argyle Television Inc.                   7,668                   157
    Lancaster Colony Corp.                          5,582                   157
*   Pediatrix Medical Group, Inc.                   6,500                   156
*   Genuity Inc.                                   30,872                   156
*   Gaylord Entertainment Co. Class A               7,483                   156
    Independence Community
      Bank Corp.                                    9,800                   156
    Louisiana-Pacific Corp.                        15,349                   155
*   Advanced Energy Industries, Inc.               6,900                    155
    Waddell & Reed Financial, Inc.                  4,100                   154
    Baldor Electric Co.                             7,300                   154
    Chittenden Corp.                                5,084                   154
*   Zale Corp.                                      5,300                   154
    Universal Corp.                                 4,400                   154
*   Rare Hospitality International Inc.             6,900                   154
*   Oceaneering International, Inc.                 7,910                   154
*   Illuminet Holdings, Inc.                        6,700                   154
*   XTRA Corp.                                      3,200                   154
*   Objective Systems Integrators, Inc.             8,700                   153
*   Shuffle Master, Inc.                            9,649                   153
*   Basin Exploration Inc.                          6,000                   153
    Ohio Casualty Corp.                            15,300                   153
*   Red Hat, Inc.                                  24,400                   152
    Springs Industries Inc. Class A                 4,700                   152
*   Sylvan Learning Systems, Inc.                  10,275                   152
*   Sinclair Broadcast Group, Inc.                 15,100                   151
*   Westport Resources Corp.                        6,900                   151
*   Syntroleum Corp.                                8,900                   151
*   F.Y.I. Inc.                                     4,100                   151
*   Respironics, Inc.                               5,300                   151
    P.H. Glatfelter Co.                            12,100                   151
*   Vitria Technology, Inc.                        19,400                   150
*   Neurogen Corp.                                  4,280                   150
*   AmeriPath, Inc.                                 6,000                   150
*   MRV Communications Inc.                        11,200                   150
*   Luminent, Inc.                                 24,900                   150
    Belden, Inc.                                    5,900                   150
*   Coinstar, Inc.                                  9,800                   149
    CTS Corp.                                       4,100                   149
    Massey Energy Co.                              11,700                   149
    Trinity Industries, Inc.                        5,950                   149
    USG Corp.                                       6,600                   148

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                   SHARES                 (000)
-------------------------------------------------------------------------------
    Wausau-Mosinee Paper Corp.              $      14,626         $         148
    AK Steel Corp.                                 16,917                   148
*   Crestline Capital Corp.                         5,740                   148
*   Scotts Co.                                      4,000                   148
*   Quantum Corp.-Hard Disk Drive                  18,400                   147
    Texas Industries, Inc.                          4,900                   147
*   Cymer, Inc.                                     5,700                   147
    R.L.I. Corp.                                    3,281                   147
    First Indiana Corp.                             6,238                   147
*   Charming Shoppes, Inc.                         24,400                   146
    Dimon Inc.                                     26,600                   146
*   Performance Food Group Co.                      2,850                   146
    Hooper Holmes, Inc.                            13,200                   146
*   Littelfuse, Inc.                                5,100                   146
*   Michaels Stores, Inc.                           5,500                   146
*   AirGate PCS, Inc.                               4,100                   146
*   Triarc Cos., Inc. Class A                       6,000                   145
*   Perot Systems Corp.                            15,800                   145
*   Black Box Corp.                                 3,000                   145
*   Musicland Stores Corp.                         11,700                   145
*   Gardner Denver Inc.                             6,796                   145
*   O'Reilly Automotive, Inc.                       5,400                   144
*   Dollar Thrifty Automotive
      Group, Inc.                                   7,700                   144
    Invacare Corp.                                  4,200                   144
*   Cognex Corp.                                    6,500                   144
*   EXE Technologies, Inc.                         11,056                   144
    Methode Electronics, Inc. Class A               6,249                   143
*   Furniture Brands International Inc.             6,800                   143
    Arrow International, Inc.                       3,800                   143
*   Iomega Corp.                                   42,400                   143
*   I-STAT Corp.                                    5,400                   143
    Church & Dwight, Inc.                           6,400                   142
*   Rainbow Technologies, Inc.                      9,000                   142
*   Storage Technology Corp.                       15,792                   142
    Manufactured Home Communities,
      Inc. REIT                                     4,900                   142
    Whitney Holdings                                3,905                   142
*   Enzo Biochem, Inc.                              5,700                   142
*   United Rentals, Inc.                           10,550                   142
*   Titan Pharmaceuticals, Inc.                     4,000                   141
    Pitt Des Moines, Inc.                           4,300                   141
    Bangor Hydro-Electric Co.                       5,500                   141
*   Aztar Corp.                                    10,900                   141
*   ABIOMED, Inc.                                   5,800                   141
*   Hollywood Casino Corp.                         15,200                   141
    Arnold Industries, Inc.                         7,800                   140
*   Papa John's International, Inc.                 6,300                   140
*   Offshore Logistics, Inc.                        6,500                   140
*   IDX Systems Corp.                               5,600                   140
    Crown Cork & Seal Co., Inc.                    18,822                   140
*   Intersil Holding Corp.                          6,100                   140
*   Cox Radio, Inc.                                 6,200                   140
*   The Topps Co., Inc.                            15,200                   140
*   Blue Martini Software, Inc.                    10,532                   140
*   Mastec Inc.                                     6,975                   140
*   Cyberonics, Inc.                                6,000                   139
    La-Z-Boy Inc.                                   8,847                   139
*(4)Next Level Communications, Inc.                12,200                   139
*   Kent Electronics Corp.                          8,400                   139
    Michael Foods Group, Inc.                       4,600                   139
*   Imation Corp.                                   8,940                   139
*   ATMI, Inc.                                      7,100                   138
*   Loral Space & Communications                   43,400                   138
    Sterling Bancshares, Inc.                       7,000                   138
    Georgia Gulf Corp.                              8,100                   138
*   Price Communications Corp.                      8,200                   138
    Kennametal, Inc.                                4,700                   137
    Argonaut Group, Inc.                            6,500                   137
    Chelsea GCA Realty, Inc. REIT                   3,700                   136
    LNR Property Corp.                              6,200                   136
    PS Business Parks, Inc. REIT                    4,900                   136
*   National Processing, Inc.                       8,000                   136
*   Standard Microsystem                            6,700                   136
    ArvinMeritor, Inc.                             11,924                   136
    Cooper Cos., Inc.                               3,400                   136
*   Lexent Inc.                                     7,900                   135
    Polaris Industries, Inc.                        3,400                   135
    Cooper Tire & Rubber Co.                       12,700                   135
*   99 Cents Only Stores                            4,924                   135
*   Atrix Laboratories, Inc.                        7,900                   135
*   America West Holdings Corp.
      Class B                                      10,500                   135
*   Borders Group, Inc.                            11,500                   134
    Wabtec Corp.                                   11,414                   134
*   TD Waterhouse Group, Inc.                      10,100                   134
*   Microtouch Systems, Inc.                        6,400                   134
*   HNC Software, Inc.                              4,500                   134
    Kimball International, Inc. Class B             9,200                   133
    Westcorp, Inc.                                  8,890                   133
*   7-Eleven, Inc.                                 15,240                   133
*   Coherent, Inc.                                  4,100                   133
*   Aspen Technologies, Inc.                        4,000                   133
    Carpenter Technology Corp.                      3,800                   133
    Enhance Financial Services
      Group, Inc.                                   8,600                   133
    RPM Inc. (Ohio)                                15,505                   133
    Thomas & Betts Corp.                            8,200                   133
*   Nautica Enterprises, Inc.                       8,700                   133
*   Sunrise Assisted Living, Inc.                   5,300                   132
*   Clayton Williams Energy, Inc.                   4,900                   132
    AmerUs Group Co.                                4,084                   132
*   AirTran Holdings, Inc.                         18,200                   132
    The Marcus Corp.                                9,500                   132
*   PSS World Medical, Inc.                        26,350                   132
*   Input/Output, Inc.                             12,900                   131
*   CommScope, Inc.                                 7,900                   131
    Tredegar Corp.                                  7,500                   131

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
BALANCED INDEX FUND                                SHARES                 (000)
-------------------------------------------------------------------------------
*   BOK Financial Corp.                     $       6,145         $         131
    Reckson Associates Realty
      Corp. REIT                                    5,200                   130
    Interface, Inc.                                15,000                   130
    Glenborough Realty Trust, Inc. REIT             7,500                   130
    Trenwick Group Ltd                              5,250                   130
    Hancock Holding Co.                             3,400                   130
*   The Titan Corp.                                 8,000                   130
*   SonicWALL, Inc.                                 8,000                   130
*   FEI Co.                                         5,700                   130
*   ISIS Pharmaceuticals, Inc.                     12,200                   130
    LandAmerica Financial Group, Inc.               3,200                   129
    G & K Services, Inc.                            4,600                   129
*   Belco Oil & Gas Corp.                          10,400                   129
    Schweitzer-Mauduit
      International, Inc.                           6,750                   129
    Wolverine World Wide, Inc.                      8,450                   129
*   Electro Scientific Industries, Inc.             4,600                   129
*   Federal Agricultural Mortgage
      Corp. Class A                                 7,000                   129
*   Ingram Micro, Inc.                             11,400                   128
*   Radiant Systems, Inc.                           6,250                   128
*   Bright Horizons Family
      Solutions, Inc.                               4,900                   128
    First Bancorp/Puerto Rico                       5,400                   128
*   Verity, Inc.                                    5,300                   128
*   Adtran, Inc.                                    6,000                   127
*   Durect Corp.                                   10,600                   127
    Mentor Corp.                                    6,504                   127
    Interstate Bakeries Corp.                       9,000                   127
    Pittston Brink's Group                          6,360                   126
    NACCO Industries, Inc. Class A                  2,891                   126
*   RadiSys Corp.                                   4,850                   125
*   Anixter International Inc.                      5,800                   125
    First Charter Corp.                             8,400                   125
*   Kulicke & Soffa Industries, Inc.               11,100                   125
*   Informix Corp.                                 42,027                   125
    Werner Enterprises, Inc.                        7,338                   125
*   CorVel Corp.                                    3,600                   125
*   Heartland Express, Inc.                         5,458                   125
    Farmer Brothers, Inc.                             600                   124
*   Sipex Corp.                                     5,200                   124
    Chemed Corp.                                    3,700                   124
*   Pharmacopeia, Inc.                              5,700                   124
*   Vail Resorts Inc.                               5,300                   124
    First Sentinel Bancorp Inc.                    10,800                   124
*   Playtex Products, Inc.                         12,900                   124
    CBL & Associates Properties,
      Inc. REIT                                     4,900                   124
*   WJ Communications, Inc.                         8,700                   124
*   SeaChange International, Inc.                   6,100                   124
*   Young Broadcasting Inc.                         3,700                   124
    Green Mountain Power Corp.                      9,900                   124
*   Fairfield Communities, Inc.                     8,800                   124
    Pultizer, Inc.                                  2,633                   123
    USFreightways Corp.                             4,100                   123
*(4)CompuCredit Corp.                               6,800                   123
    Northwest Bancorp, Inc.                        13,600                   123
*   Korn/Ferry International                        5,800                   123
    Northwest Natural Gas Co.                       4,650                   123
    Alfa Corp.                                      6,700                   123
*   MEMC Electronic Materials, Inc.                12,700                   123
*   Zoll Medical Corp.                              3,500                   123
*   Owens-Illinois, Inc.                           21,572                   123
    Stewart & Stevenson
      Services, Inc.                                5,400                   123
*   Trimble Navigation Ltd.                         5,100                   122
*   Speedway Motorsports, Inc.                      5,100                   122
*   ImmunoGen, Inc.                                 5,700                   122
    The South Financial Group, Inc.                 9,200                   122
*   Caminus Corp.                                   5,240                   122
*   Active Power, Inc.                              5,546                   122
    Tecumseh Products Co. Class A                   2,900                   122
    Southwestern Energy Co.                        11,700                   121
    Spartech Corp.                                  5,900                   121
*   Progress Software Corp.                         8,400                   121
    Riggs National Corp.                            8,700                   121
    The Toro Co.                                    3,300                   121
*   Novoste Corp.                                   4,400                   121
*   Entrust Technologies, Inc.                      9,300                   121
*   Plains Resources                                5,717                   121
*   Safeguard Scientifics, Inc.                    18,218                   121
    Mine Safety Appliances Co.                      4,800                   121
*   Avid Technology, Inc.                           6,600                   121
*   Charles River Laboratories, Inc.                4,400                   120
    Amcore Financial                                5,800                   120
    CPB, Inc.                                       4,300                   120
*   Insight Communications Co., Inc.                5,100                   120
    Briggs & Stratton Corp.                         2,700                   120
    Shurgard Storage Centers, Inc.
      Class A REIT                                  4,900                   120
    Greif Brothers Corp. Class A                    4,200                   120
*   Axcelis Technologies, Inc.                     13,464                   119
    Banta Corp.                                     4,700                   119
    Applebee's International, Inc.                  3,800                   119
    Atmos Energy Corp.                              4,900                   119
*   Forward Air Corp.                               3,200                   119
    NUI Corp.                                       3,700                   119
    Regis Corp.                                     8,210                   119
*   Efficient Networks, Inc.                        8,900                   119
*(4)Orchid Biosciences                              8,500                   119
    Ruddick Corp.                                  10,400                   119
*   Exelixis, Inc.                                  8,130                   119
*   Legato Systems, Inc.                           15,982                   119
*   Silicon Graphics, Inc.                         29,704                   119
*   Aphton Corp.                                    6,600                   119
*   Sonus Networks, Inc.                            4,700                   119
    Irwin Financial Corp.                           5,600                   119

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
BALANCED INDEX FUND                                SHARES                 (000)
-------------------------------------------------------------------------------
*   Pixelworks, Inc.                        $       5,300         $         119
    Rollins, Inc.                                   5,900                   118
*   Support.com, Inc.                               5,840                   118
*   Lands' End, Inc.                                4,700                   118
*   Heidrick & Struggles
      International, Inc.                           2,800                   118
    J.B. Hunt Transport Services, Inc.              7,000                   118
*   United Stationers, Inc.                         4,900                   118
*(4)Williams Communications
      Group, Inc.                                  10,000                   118
    Storage USA, Inc. REIT                          3,700                   117
    Dover Downs Entertainment, Inc.                10,500                   117
*   Covance, Inc.                                  10,925                   117
    Sun Communities, Inc. REIT                      3,500                   117
*(4)ParkerVision, Inc.                              3,200                   117
*   Asyst Technologies, Inc.                        8,712                   117
*   Anchor Gaming                                   3,000                   117
*   ONYX Software Corp.                            10,600                   117
*   Varian Semiconductor
      Equipment Associates, Inc.                    4,900                   116
*   Ionics, Inc.                                    4,100                   116
*   Grey Wolf, Inc.                                19,800                   116
*   Flowserve Corp.                                 5,440                   116
*   Maxygen                                         4,744                   116
*   Cubist Pharmaceuticals, Inc.                    4,000                   116
    Taubman Co. REIT                               10,600                   116
    Clarcor Inc.                                    5,600                   116
    Russell Corp.                                   7,500                   116
*   SpectraLink Corp.                               8,000                   116
*   Thermo Cardiosystems Inc.                      13,200                   116
*   Aksys, Ltd.                                     7,000                   115
*   Sonic Corp.                                     4,950                   115
    AREA Bancshares Corp.                           6,987                   115
*   Parker Drilling Co.                            22,700                   115
    Dole Food Co.                                   7,000                   115
*   Quiksilver, Inc.                                5,900                   114
*   Electronics for Imaging, Inc.                   8,200                   114
*   Virata Corp.                                   10,500                   114
*   MatrixOne, Inc.                                 6,278                   114
*   Scott Technologies, Inc.                        5,100                   114
    W.P. Carey & Co. LLC                            6,300                   114
*   Peco II, Inc.                                   4,404                   114
    Liberty Corp.                                   2,800                   114
    Lincoln Electric Holdings                       5,800                   114
    Gentek, Inc.                                    6,897                   114
*   R.H. Donnelley Corp.                            4,680                   114
    Earthgrains Co.                                 6,148                   114
    Resource Bancshares
      Mortgage Group, Inc.                         16,100                   114
    CenterPoint Properties Corp. REIT               2,400                   113
    Crawford & Co. Class B                          9,750                   113
    BancorpSouth, Inc.                              9,300                   113
    Kansas City Life Insurance Co.                  3,200                   113
*   Insight Enterprises, Inc.                       6,300                   113
*   TriPath Imaging, Inc.                          12,900                   113
*   WebTrends Corp.                                 3,900                   113
    Innkeepers USA Trust REIT                      10,200                   113
*   Hutchinson Technology, Inc.                     8,200                   113
*(4)WebEx Communications, Inc.                      5,400                   113
*   Click Commerce, Inc.                            5,400                   113
*   Chico's Fas, Inc.                               5,400                   113
    CNA Surety Corp.                                7,910                   113
    United Bankshares, Inc.                         5,300                   113
    Chateau Communities, Inc. REIT                  3,700                   113
*   Mueller Industries Inc.                         4,200                   113
    Burlington Coat Factory
      Warehouse Corp.                               5,940                   112
    Overseas Shipholding Group Inc.                 4,900                   112
    Pioneer Standard Electronics Inc.              10,200                   112
*   Gene Logic Inc.                                 6,100                   112
*   The InterCept Group, Inc.                       4,200                   112
*   IDT Corp.                                       5,500                   112
*   Mesa Air Group Inc.                            16,000                   112
*   MAXIMUS, Inc.                                   3,200                   112
*   Centillium Communications, Inc.                 5,020                   112
    Curtiss-Wright Corp.                            2,400                   112
*   Lexicon Genetics Inc.                           6,700                   111
    UGI Corp. Holding Co.                           4,400                   111
*   ANADIGICS, Inc.                                 6,800                   111
*   Regeneration Technologies, Inc.                 7,800                   111
*   Pericom Semiconductor Corp.                     6,000                   111
    Quaker Chemical Corp.                           5,900                   111
    Alliance Bancorp Inc.                           4,825                   111
    Great American Financial
      Resources, Inc.                               5,800                   111
    National Service Industries, Inc.               4,312                   111
*   Leap Wireless International, Inc.               4,425                   111
*(4)Hovnanian Enterprises Class A                  11,800                   111
    Value Line, Inc.                                3,200                   111
*   Novavax, Inc.                                  13,010                   111
*   Palm Harbor Homes, Inc.                         7,000                   110
    RPC Inc.                                        7,600                   110
    Andover Bancorp, Inc.                           3,200                   110
    United National Bancorp                         5,738                   110
*   Petrocorp, Inc.                                11,322                   110
*   Artesyn Technologies, Inc.                      6,900                   109
*   FreeMarkets, Inc.                               5,758                   109
*   Keynote Systems Inc.                            7,700                   109
*   Echelon Corp.                                   6,800                   109
*   UCAR International, Inc.                       11,200                   109
    Interpool, Inc.                                 6,400                   109
    Fleetwood Enterprises, Inc.                    10,400                   109
*   Eden Bioscience Corp.                           3,645                   109
*   NCI Building Systems, Inc.                      5,800                   109
*(4)Handspring, Inc.                                2,800                   109
    NBT Bancorp, Inc.                               7,453                   109
*   American Management
      Systems, Inc.                                 5,500                   109

-------------------------------------------------------------------------------
                                                             MARKET
                                                             VALUE*
BALANCED INDEX FUND                                SHARES     (000)
-------------------------------------------------------------------------------
*   Elantec Semiconductor, Inc.                     3,900      108
*   Il Fornaio (America) Corp.                      8,300      108
    Landauer, Inc.                                  5,900      108
*   Digital Insight Corp.                           5,960      108
    Milacron Inc.                                   6,700      108
*   Dave & Busters                                  9,777      108
*   WatchGuard Technologies, Inc.                   3,400      107
    Ventas, Inc. REIT                              19,100      107
    CH Energy Group, Inc.                           2,400      107
*   Energy Conversion Devices, Inc.                 5,300      107
*   ArthroCare Corp.                                5,500      107
*   Perrigo Co.                                    12,900      107
*   Penwest Pharmaceuticals Co.                     8,250      107
    Chemical Finance                                4,552      106
*   Boca Resorts, Inc. Class A                      7,400      106
*   Cadiz Inc.                                     11,900      106
*   Alliance Semiconductor Corp.                    9,400      106
    Longs Drug Stores, Inc.                         4,400      106
*   Factory 2-U Stores Inc.                         3,200      106
    Riviana Foods, Inc.                             5,400      106
*   Packard BioScience Co.                          9,100      106
    NYMAGIC, Inc.                                   5,600      106
*   UbiquiTel Inc.                                 19,200      106
    Blockbuster Inc. Class A                       12,600      106
    U.S. Industries, Inc.                          13,190      105
    State Auto Financial Corp.                      5,900      105
*   Landstar System                                 1,900      105
*   AnnTaylor Stores Corp.                          4,200      105
*   California Pizza Kitchen, Inc.                  3,700      105
    F & M National Corp.                            4,000      105
    Realty Income Corp. REIT                        4,200      104
*   Alliance Pharmaceutical Corp.                  12,098      104
*   ViroPharma Inc.                                 7,200      104
*   CacheFlow Inc.                                  6,097      104
    Parkway Properties Inc. REIT                    3,500      104
*   Nuevo Energy Co.                                6,000      104
*   Corvas International, Inc.                      7,200      104
*   Rent-A-Center, Inc.                             3,000      103
    Wellman, Inc.                                   7,300      103
*   Aware, Inc.                                     5,800      103
*   Conmed Corp.                                    6,006      103
*   DiamondCluster International, Inc.              3,371      103
    Chesapeake Corp. of Virginia                    5,000      103
*(4)GenesisIntermedia.com, Inc.                     6,000      103
    Koger Equity, Inc. REIT                         6,600      103
    Standard Commercial Tobacco Co.                15,063      103
*   SeeBeyond Technology Corp.                     10,000      103
*   Bone Care International, Inc.                   5,900      102
*   Silicon Laboratories Inc.                       7,100      102
    Alberto-Culver Co. Class A                      2,800      102
*   MemberWorks, Inc.                               4,800      102
*   Rosetta Inpharmatics,Inc.                       6,360      102
*   Insignia Financial Group, Inc.                  8,566      102
*   Saba Software, Inc.                             6,456      102
    Harbor Florida Bancshares, Inc.                 6,800      102
    Columbia Bancorp                                9,200      101
    Bandag, Inc.                                    2,500      101
*(4)Sangamo BioSciences, Inc.                       5,200      101
*   Siliconix, Inc.                                 4,500      101
    Independent Bank Corp.                          8,100      101
    Apogee Enterprises, Inc.                       18,800      101
*   ProBusiness Services, Inc.                      3,800      101
    Heritage Financial Corp.                        9,900      101
*   Therma-Wave Inc.                                7,200      101
    Anchor Bancorp Wisconsin Inc.                   6,300      101
    Southwest Gas Corp.                             4,600      101
*   Organogenesis, Inc.                            11,176      100
*   Keane, Inc.                                    10,300      100
*   Sequa Corp. Class A                             2,756      100
*   OmniSky Corp.                                  12,050      100
    Texas Regional Bancshares, Inc.                 3,080      100
*   Earthlink, Inc.                                19,887      100
    Central Parking Corp.                           5,000      100
    Kilroy Realty Corp. REIT                        3,500      100
    Harleysville National Corp.                     2,880      100
*   JNI Corp.                                       4,400      100
    Summit Bancshares, Inc.                         4,600      100
*   IHOP Corp.                                      4,600      100
*   Delphi Financial Group, Inc.                    2,591      100
*   Ditech Communications Corp.                     6,200      100
*   Spherion Corp.                                  8,800      100
    Connecticut Water Services, Inc.                3,250      100
*   VISIX Inc.                                      9,516       99
    Simmons First National                          4,400       99
    First Commonwealth
      Financial Corp.                               9,900       99
*(4)Applied Molecular Evolution                     5,800       99
    Thornburg Mortgage, Inc.                       10,900       99
*   Active Voice Corp.                              5,000       99
*   Allen Telecom Inc.                              5,500       99
    SJNB Financial Corp.                            2,700       99
*   Magellan Health Services, Inc.                 22,200       99
*   SuperGen, Inc.                                  7,100       99
*   LTX Corp.                                       7,600       98
*   Amylin Pharmaceuticals, Inc.                   12,500       98
    Lindsay Manufacturing Co.                       4,350       98
*   Too Inc.                                        7,869       98
    JDN Realty Corp. REIT                           9,300       98
    National Presto Industries, Inc.                3,200       98
    Community First Bankshares                      5,200       98
    Capstead Mortage Corp.                          9,025       98
*   McMoRan Exploration Co.                         7,397       98
*   Viacom Inc. Class A                             2,080       98
    Cubic Corp.                                     3,800       98
*   Bottomline Technologies, Inc.                   3,800       98
    Flagstar Bancorp, Inc.                          3,900       97
*   Kopin Corp.                                     8,800       97
*   AXYS Pharmaceuticals, Inc.                     17,300       97

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
*   Complete Business Solutions, Inc.               9,400       97
*   Activision, Inc.                                6,400       97
*   StorageNetworks, Inc.                           3,900       97
*   Presstek, Inc.                                  9,200       97
*   Alcide Corp.                                    3,300       97
*   Electroglas, Inc.                               6,300       96
    Central Vermont Public
      Service Corp.                                 7,900       96
*   US Oncology, Inc.                              15,250       96
*   Urocor, Inc.                                   11,000       96
*   Maxtor Corp.                                   17,200       96
    Horace Mann Educators Corp.                     4,500       96
*   MKS Instruments, Inc.                           6,200       96
*   Genrad, Inc.                                    9,600       96
    The Macerich Co. REIT                           5,000       96
    Bob Evans Farms, Inc.                           4,500       96
*   SCM Microsystems,Inc.                           2,900       96
*   Brooks Automation, Inc.                         3,400       95
*   Bio-Rad Laboratories, Inc. Class A              3,000       95
    Churchill Downs, Inc.                           3,200       95
*   Embrex, Inc.                                    6,200       95
    Gables Residential Trust REIT                   3,400       95
    New Jersey Resources Corp.                      2,200       95
    Commerce Group, Inc.                            3,500       95
    WPS Resources Corp.                             2,579       95
    Lance, Inc.                                     7,500       95
*   MICROS Systems, Inc.                            5,200       95
*   Wisconsin Central
      Transportation Corp.                          6,300       95
*   Integrated Silicon Solution, Inc.               6,600       95
    Florida East Coast Industries, Inc.-Class B     2,772       95
    Middlesex Water Co.                             2,800       95
*   Titanium Metals Corp.                          14,000       95
    Longview Fibre Co.                              7,000       95
    Kelly Services, Inc. Class A                    4,000       95
*   Pinnacle Entertainment, Inc.                    7,000       95
    WSFS Financial Corp.                            7,300       94
*   Drexler Technology Corp.                        6,800       94
*   Key3Media Group, Inc.                           7,700       94
    Regal-Beloit Corp.                              5,500       94
    Consolidated-Tomoka Land Co.                    7,900       94
*   Rayovac Corp.                                   6,600       94
*   MIPS Technologies, Inc.                         3,500       93
    First Source Corp.                              5,097       93
    F.N.B. Corp.                                    4,417       93
*   Microtune, Inc.                                 5,600       93
    Minerals Technologies, Inc.                     2,700       92
    Home Properties of New York,
      Inc. REIT                                     3,300       92
    AMCOL International Corp.                      19,400       92
*   Benihana Inc. Class A                           8,100       92
*   Hot Topic, Inc.                                 5,600       92
*   Biotechnology General                          13,000       92
    Covest Bankshares, Inc.                         7,200       92
*   Kaneb Services, Inc.                           15,584       92
*   Xircom, Inc.                                    5,900       91
*   InFocus Corp.                                   6,200       91
    Santander BanCorp                               4,750       91
*(4)EntreMed, Inc.                                  5,300       91
*   USinternetworking, Inc.                        18,275       91
    CVB Financial Corp.                             5,375       91
    Lawrence Savings Bank                           8,700       91
    Federal Realty Investment
      Trust REIT                                    4,800       91
*(4)Plug Power, Inc.                                6,200       91
    Tanger Factory Outlet Centers,
      Inc. REIT                                     3,989       91
    Getty Realty Holding Corp.                      6,000       91
    Olin Corp.                                      4,100       91
*   Midway Games Inc.                              12,774       91
    California Independent Bancorp                  4,740       90
*   Sybron Dental Specialties, Inc.                 5,336       90
*   Centennial Bancorp                             10,273       90
    American Greetings Corp. Class A                9,500       90
*   Geron Corp.                                     5,800       90
*   Universal Electronics, Inc.                     5,800       90
*   NYFIX, Inc.                                     3,700       89
*   Valence Technology                              9,600       89
    L. S. Starrett Co. Class A                      3,800       89
*   DVI, Inc.                                       5,200       89
*   DigitalThink, Inc.                              5,200       89
    PolyOne Corp.                                  15,100       89
*   Systems & Computer
      Technology Corp.                              7,200       89
    OceanFirst Financial Corp.                      3,600       89
*   Aclara Biosciences, Inc.                        8,120       88
*   Pacificare Health Systems, Inc.                 5,880       88
    Holly Corp.                                     4,700       88
*   Network Associates, Inc.                       20,983       88
*   Quaker City Bancorp, Inc.                       3,450       88
    Blair Corp.                                     4,700       88
*   Antigenics, Inc.                                7,912       88
    Granite State Bankshares, Inc.                  4,400       87
*   Acacia Research Corp.                           4,900       87
    E.W. Blanch Holdings, Inc.                      5,000       87
    Coca-Cola Bottling Co.                          2,300       87
    Phillips-Van Heusen Corp.                       6,700       87
    Berry Petroleum Class A                         6,500       87
    H.B. Fuller Co.                                 2,200       87
    Commercial Metals Co.                           3,900       87
*   Alexander's, Inc.                               1,277       86
*   Witness Systems, Inc.                           6,400       86
    NTELOS Inc.                                     4,900       86
*   eLoyalty Corp.                                 13,350       86
*   Rite Aid Corp.                                 36,350       86
*   DSP Group Inc.                                  4,100       86
*   Hawthorne Financial Corp.                       6,000       86

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
*   Mortons Restaurant Group                        4,056       86
    John H. Harland Co.                             6,100       86
*   Remedy Corp.                                    5,200       86
    Health Care REIT, Inc.                          5,300       86
    Flushing Financial Corp.                        4,800       86
    Madison Gas & Electric Co.                      3,800       86
    Worthington Industries, Inc.                   10,650       86
*   ITT Educational Services, Inc.                  3,900       86
    Sealed Air Corp. $2.00 Cvt. Pfd.                2,660       86
    Myers Industries, Inc.                          5,912       86
    PFF Bancorp, Inc.                               4,100       86
    Puerto Rican Cement Co., Inc.                   2,900       86
*   Gadzooks, Inc.                                  5,800       86
*   Friede Goldman Halter, Inc.                    23,986       85
    TF Financial Corp.                              5,100       85
    McGrath Rent Corp.                              4,400       85
*   Power Integrations, Inc.                        7,400       85
*   Avigen, Inc.                                    4,100       85
*   Mapics Inc.                                    17,000       85
    Arrow Financial Corp.                           4,381       85
*   The Neiman Marcus Group, Inc.
      Class B                                       2,561       85
*   School Specialty, Inc.                          4,227       85
    Seacoast Banking Corp. of Florida
      Class A                                       3,200       85
*   The IT Group, Inc.                             16,936       85
    AAR Corp.                                       6,700       85
    Delta & Pine Land Co.                           4,021       84
*   Pre-Paid Legal Services, Inc.                   3,300       84
    Glimcher Realty Trust REIT                      6,700       84
    Hudson River Bancorp. Inc.                      6,600       84
    Omega Financial Corp.                           3,100       84
    Oneida Ltd.                                     4,500       84
*(4)The Yankee Candle Company, Inc.                 7,550       84
    Provident Bankshares Corp.                      4,000       84
*   IXYS Corp.                                      5,700       83
*   Symmetricom Inc.                                8,550       83
*   Martek Biosciences Corp.                        6,800       83
*   SpaceLabs Medical, Inc.                         6,400       83
*   World Acceptance Corp.                         15,100       83
    Town & Country Trust REIT                       4,300       83
*   Hyperion Solutions Corp.                        5,379       83
*   Aspect Communications Corp.                    10,300       83
    Ferro Corp.                                     3,600       83
*   Service Corp. International                    47,281       83
    Great Atlantic & Pacific Tea
      Co., Inc.                                    11,800       83
    AGCO Corp.                                      6,800       82
*   National Western Life Insurance
      Co. Class A                                     800       82
    First Financial Bancorp                         4,840       82
    Franklin Electric, Inc.                         1,200       82
    Airborne, Inc.                                  8,400       82
    Maine Public Service Co.                        3,100       82
*   Mesaba Holdings, Inc.                           6,500       82
*   hi/fn, inc.                                     2,967       82
*   RCN Corp.                                      12,900       81
*   IDEXX Laboratories Corp.                        3,700       81
    Senior Housing Properties
      Trust REIT                                    8,730       81
*(4)Mpower Communications Corp.                    15,850       81
*   EEX Corp.                                      16,648       81
*   Water Pik Technologies, Inc.                   11,589       81
    Granite Construction Co.                        2,800       81
*   Digex, Inc.                                     3,600       81
    Rollins Truck Leasing                          10,125       81
    Thor Industries, Inc.                           4,100       81
    Thomas Nelson, Inc.                            11,550       81
*   VerticalNet, Inc.                              12,100       81
*   United Capital Corp.                            5,500       80
*   Niku Corp.                                     11,000       80
*   XM Satellite Radio Holdings, Inc.               5,000       80
*   MIPS Technologies, Inc. Class B                 3,146       80
    Horizon Financial Corp.                         6,735       80
*   Ogden Corp.                                     5,200       80
*   New Focus, Inc.                                 2,300       80
*   Interactive Intelligence Inc.                   3,300       80
    Sovran Self Storage, Inc. REIT                  4,000       80
*   Waste Connections, Inc.                         2,400       79
    Ryerson Tull, Inc.                              9,591       79
    Steelcase Inc.                                  5,700       79
*   FOSSIL, INC.                                    5,450       79
    National Health Investors REIT                 10,700       79
*   Checkpoint Systems, Inc.                       10,600       79
    Cabot Industrial Trust REIT                     4,100       79
*   Gartner Group, Inc. Class A                    11,400       79
*   Petroleum Helicopters, Inc.                     6,300       79
    Cadmus Communications                           8,600       78
*   BioMarin Pharmaceutical Inc.                    8,100       78
*   UICI                                           13,200       78
    Manitowac Co., Inc.                             2,700       78
*   ABC-NACO, INC.                                 12,900       78
    Bowne & Co., Inc.                               7,400       78
    Fedders Corp.                                  16,900       78
    USEC Inc.                                      18,100       78
*   Intergraph Corp.                               13,000       78
    Century Bancorp, Inc. Class A                   5,300       78
*   ITC DeltaCom, Inc.                             14,400       78
    Prime Group Realty Trust REIT                   5,400       78
*   RailAmerica, Inc.                               9,896       78
    Barnes Group, Inc.                              3,900       78
*   Signal Technology Corp.                         7,747       77
*   Three-Five Systems, Inc.                        4,300       77
*   Numerical Technologies, Inc.                    4,282       77
*   Ace Cash Express, Inc.                          7,150       77
    Advanta Corp. Class A                           8,763       77
*   Vicorp Restaurants, Inc.                        4,338       77
*   Meditrust Corp.                                30,033       77

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
*   Wit Soundview Group, Inc.                      21,400       77
    MutualFirst Financial Inc.                      5,213       77
*   Insurance Auto Auctions, Inc.                   6,400       77
    Spiegel, Inc. Class A                          17,800       77
*   Audiovox Corp.                                  8,500       77
*(4)Metricom                                        7,600       76
*   Meridian Gold Co.                              11,100       76
*   Battle Mountain Gold Co. Class A               45,200       76
*(4)Optical Cable Corp.                             8,400       76
*   Avatar Holding, Inc.                            3,600       76
    Libbey, Inc.                                    2,500       76
*   Orasure Technologies, Inc.                      9,200       76
*   Ventana Medical Systems, Inc.                   4,100       76
    First Place Financial Corp.                     6,880       76
*   Nastech Pharmaceutical Co., Inc.               10,800       76
*   Davox Corp.                                     7,750       76
*   Ryan's Family Steak Houses, Inc.                8,000       76
*   o2wireless Solutions, Inc.                      8,100       75
*   Identix, Inc.                                   9,600       75
*   Nu Horizons Electronics Corp.                   8,422       75
    L. S. Starrett Co. Class B                      3,200       75
*   Rohn Industries Inc.                           19,700       75
    Fidelity Bancorp, Inc.                          4,000       75
    Newmil Bancorp, Inc.                            7,100       75
*   Provident Financial Holdings, Inc.              3,700       75
    MTS Systems Corp.                              10,320       75
*   Management Network Group Inc.                   6,300       75
    Ameron International Corp.                      2,000       75
*   Applied Innovation Inc.                         8,700       74
*   Ocular Sciences, Inc.                           6,400       74
*   Strattec Security Corp.                         2,400       74
    United Dominion Industries Ltd.                 6,100       74
    Elcor Corp.                                     4,400       74
    Allen Organ Co.                                 1,400       74
*   Natural Microsystems Corp.                      7,500       74
*   Tumbleweed Communications Corp.                 4,320       74
    EastGroup Properties, Inc. REIT                 3,300       74
*   Credit Acceptance Corp.                        12,300       74
*   Illumina, Inc.                                  4,580       74
    Universal Health Realty
      Income REIT                                   3,700       74
*   Net.B@nk, Inc.                                 11,200       74
*   S1 Corp.                                       13,994       73
*   Hyseq, Inc.                                     5,100       73
*   Navigators Group, Inc.                          5,500       73
*   PRI Automation, Inc.                            3,900       73
*   H Power Corp.                                   9,496       73
    The Trust Co. of New Jersey                     5,800       73
    First Financial Holdings, Inc.                  3,700       73
    Merchants Bancshares, Inc.                      3,000       73
*   Gentiva Health Services, Inc.                   5,431       73
*   Volt Information Sciences Inc.                  3,500       73
    Associated Estates Realty
      Corp. REIT                                    9,000       73
*   Diametrics Medical, Inc.                       12,200       72
    Wolohan Lumber Co.                              6,722       72
*   Florida Banks, Inc.                            13,600       72
*   SilverStream Software, Inc.                     3,500       72
    Republic Security Financial Corp.               9,988       72
*   WetSeal, Inc. Class A                           3,500       72
*   Genzyme Molecular Oncology                      7,821       72
*   Momentum Business
      Applications, Inc.                            6,814       72
*   QRS Corp.                                       5,600       72
*   NBTY, Inc.                                     15,100       72
*   Giant Industries, Inc.                          9,800       72
*   CDI Corp.                                       4,900       72
*   Consolidated Graphics, Inc.                     6,000       72
    Correctional Properties Trust REIT              7,400       71
    JLG Industries, Inc.                            6,700       71
*   Capital Trust Class A                          14,400       71
    Redwood Trust, Inc. REIT                        4,000       71
*   Merix Corp.                                     5,300       71
*   MTI Technology Corp.                           18,000       71
*   Acceptance Insurance Cos. Inc.                 13,500       71
*   Right Management Consultants                    4,500       71
*(4)The Children's Place Retail
      Stores, Inc.                                  3,500       71
*   Alamosa PCS Holdings, Inc.                      8,852       71
*   Cytoclonal Pharmaceutics Inc.                   9,600       71
*   Novatel Wireless, Inc.                          5,700       71
*   Miravant Medical Technology                     7,600       71
*   Intermedia Communications Inc.                  9,800       70
*(4)Revlon, Inc. Class A                           14,200       70
    Atlanta Sosnoff Capital                         6,400       70
*   Radio One, Inc. Class D                         6,400       70
*   Sequenom, Inc.                                  5,020       70
*   IGEN International, Inc.                        5,700       70
    Nash-Finch Co.                                  6,000       70
*   Allscripts, Inc.                                7,500       70
*   American Classic Voyager Co.                    5,000       70
*   EMS Technologies, Inc.                          6,000       70
*   The Medicines Co.                               3,400       70
    St. Francis Capital Corp.                       5,300       70
*   Jo-Ann Stores, Inc. Class A                    10,600       70
*   Stratus Properties, Inc.                       13,900       70
*   Tollgrade Communications, Inc.                  1,900       69
*   APAC Teleservices, Inc.                        18,800       69
*   Cambridge Technology Partners                  26,400       69
*   Nanogen, Inc.                                   7,700       69
    A.O. Smith Corp.                                4,050       69
    Jefferson Savings Bancorp, Inc.                 4,600       69
*   Multex.com Inc.                                 5,200       69
*   World Wrestling Federation
      Entertainment, Inc.                           4,300       69
    Konover Property Trust, Inc. REIT              15,700       69
*   Kendle International Inc.                       6,900       69
    MacDermid, Inc.                                 3,600       68

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
    Kramont Realty Trust                            7,600       68
*   Trans World Entertainment Corp.                 7,650       68
    Southern Peru Copper Corp.                      5,300       68
*   Martha Stewart Living
      Omnimedia, Inc.                               3,400       68
*   Beasley Broadcast Group, Inc.                   8,200       68
*   Kronos, Inc.                                    2,200       68
*   Diacrin, Inc.                                  13,600       68
*   FSI International, Inc.                         8,100       68
*   OTG Software, Inc.                              4,200       68
*   Shoe Carnival, Inc.                             9,950       68
*   3 Demensional Pharmaceuticals                   4,576       68
    Bryn Mawr Bank Corp.                            3,200       68
*   Variagenics, Inc.                               5,700       68
    K-Swiss, Inc.                                   2,700       68
*   Osicom Technologies, Inc.                       4,200       67
*(4)MicroStrategy Inc.                              7,100       67
*   LCC International, Inc. Class A                 6,200       67
*   NS Group Inc.                                   7,100       67
*   Wellsford Real Properties Inc.                  4,256       67
*   Valuevision International, Inc.
      Class A                                       5,300       67
    Titan International, Inc.                      15,700       67
    Alamo Group, Inc.                               5,100       67
*   Meritage Corp.                                  1,800       67
    Caraustar Industries, Inc.                      7,100       67
    Hughes Supply, Inc.                             3,700       66
    BSB Bancorp, Inc.                               5,037       66
*   Hoenig Group, Inc.                              6,100       66
    Winston Hotels, Inc. REIT                       9,300       66
*   Cygnus Inc.                                    13,588       66
*   C-COR Electronics, Inc.                         6,800       66
*   Oak Technology, Inc.                            7,600       66
*   BindView Development Corp.                      7,000       66
*   Auspex Systems, Inc.                            9,400       66
*   Carrier Access Corp.                            7,300       66
    Owens & Minor, Inc. Holding Co.                 3,700       66
*   Concurrent Computer Corp.                      12,200       66
*   Foamex International, Inc.                     12,200       66
*(4)F5 Networks, Inc.                               6,900       66
*   Progenics Pharmaceuticals, Inc.                 3,800       66
*   Applica Inc.                                   13,400       65
    Bassett Furniture Industries, Inc.              5,800       65
*   Secure Computing Corp.                          6,600       65
    F & M Bancorp                                   3,157       65
*   Quality Systems, Inc.                           8,400       65
*   Sunburst Hospitality Corp.                      8,966       65
    Fremont General Corp.                          23,100       65
*   CenterSpan Communications Corp.                 5,800       65
    LSI Industries Inc.                             3,164       65
*   Theragenics Corp.                              12,916       65
    Inter-Tel, Inc.                                 8,400       65
*   Startek, Inc.                                   4,200       65
*   IMRglobal Corp.                                12,000       65
*   Handleman Co.                                   8,600       65
*   InterVoice-Brite, Inc.                          8,888       64
*   Project Software &
      Development, Inc.                             6,000       64
*   Aurora Foods Inc.                              26,400       64
    Computer Task Group, Inc.                      16,300       64
    HEICO Corp.                                     4,100       64
*   C-Cube Microsystems Inc.                        5,200       64
*   Silgan Holdings, Inc.                           7,100       64
*   TTM Technologies, Inc.                          4,500       64
*   Broadbase Software Inc.                        10,200       64
    Angelica Corp.                                  6,800       64
    United Mobile Homes, Inc. REIT                  6,700       64
*   Consolidated Freightways Corp.                 15,200       64
*   BSQUARE Corp.                                  10,600       64
    Pacific Northwest Bancorp                       4,586       63
*   Deltagen, Inc.                                  6,064       63
    Calgon Carbon Corp.                            11,100       63
*   Pathmark Stores, Inc.                           3,800       63
    BMC Industries, Inc.                           12,837       63
*   Vysis, Inc.                                     7,400       62
*   Highlands Insurance Group                       6,930       62
*   Electric Fuel Corp.                            13,300       62
*   Zygo Corp.                                      2,200       62
*   Remec, Inc.                                     6,450       62
    Apex Mortgage Capital, Inc. REIT                9,000       62
*   MeriStar Hotels & Resorts,
      Inc. REIT                                    23,600       62
    Cato Corp. Class A                              4,500       62
*   PLATO Learning, Inc.                            4,100       62
    Zenith National Insurance Corp.                 2,100       62
    US Bancorp, Inc.                               14,500       62
*   Focal Communications Corp.                      8,800       62
*   Franklin Electronic Publishers, Inc.           13,300       62
    UniFirst Corp.                                  6,000       62
*   Sunglass Hut International, Inc.               12,000       62
    J. M. Smucker Co.                               2,200       61
*   S&K Famous Brands Inc.                          9,100       61
*   Sonosite, Inc.                                  4,800       61
*   Success Bancshares, Inc.                        5,100       61
*   Citadel Communications Corp.                    5,100       61
*   UTStarcom, Inc.                                 3,940       61
    Southwest Bancorp, Inc.                         3,700       61
    Modine Manufacturing Co.                        2,938       61
*   Group 1 Software, Inc.                          5,400       61
*   Pinnacle Holdings Inc. REIT                     6,700       61
    National City Bancorporation                    3,668       61
    Nationwide Health Properties,
      Inc. REIT                                     4,700       61
*   Selectica, Inc.                                 2,500       60
*   Datastream Systems, Inc.                        6,200       60
*   Prime Hospitality Corp.                         5,200       60
*   Wiser Oil Co.                                  11,500       60
    Stewart Enterprises, Inc. Class A              31,600       60

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
    Mississippi Chemical Corp.                     19,100       60
*   CardioDynamics
      International Corp.                          17,500       60
    Hopfed Bancorp, Inc.                            5,400       60
*   Stoneridge, Inc.                                8,900       60
    Walter Industries, Inc.                         8,000       60
    IKON Office Solutions, Inc.                    24,000       60
    Coachmen Industries, Inc.                       5,704       60
*   Hexcel Corp.                                    6,700       60
*   Viewpoint Corp.                                10,997       60
    Watts Industries Class A                        4,300       60
    German American Bancorp                         4,867       60
*   dELiA*s Corp. Class A                          42,253       59
    IRT Property Co. REIT                           7,300       59
*   Nortek, Inc.                                    2,500       59
    Helix Technology Corp.                          2,500       59
    J. Baker, Inc.                                 13,100       59
*   TBC Corp.                                      12,900       59
*   SpeedFam-IPEC, Inc.                             9,702       59
    HMN Financial, Inc.                             4,500       59
*   Kensey Nash Corp.                               5,800       59
*   Del Monte Foods Co.                             8,100       59
    GenCorp, Inc.                                   6,100       59
    Corporate Office Properties
      Trust, Inc. REIT                              5,900       59
*   On Command Corp.                                6,700       59
    Schnitzer Steel Industries, Inc.
      Class A                                       4,500       59
*   Edgewater Technology, Inc.                      9,000       59
    Brown Shoe Company, Inc.                        4,500       59
    Crown American Realty
      Trust REIT                                   11,000       58
    LTC Properties, Inc. REIT                      16,400       58
*   Texas Biotechnology Corp.                       6,800       58
*   PAREXEL International Corp.                     5,400       58
    Capitol Bancorp Ltd.                            5,969       58
*   Vyyo Inc.                                       9,500       58
*   General Semiconductor, Inc.                     9,300       58
*   PC Connection, Inc.                             5,600       58
*   Spectra-Physics Lasers, Inc.                    2,300       58
    CPI Corp.                                       2,900       58
*   Glenayre Technologies, Inc.                    16,400       58
    Mid Atlantic Realty Trust REIT                  4,750       58
*   Ralcorp Holdings, Inc.                          3,533       58
*   Curative Health Services Inc.                  10,400       58
*   Charles River Associates Inc.                   5,600       58
*   Lynx Therapeutics Inc.                          6,400       58
    Medford Bancorp, Inc.                           3,700       57
    Virco Manufacturing Corp.                       5,881       57
*   Lydall, Inc.                                    6,600       57
    Ambanc Holding Co., Inc.                        3,500       57
*   Midwest Express Holdings, Inc.                  3,900       57
*   OPNET Technologies, Inc.                        3,800       57
*   Frontline Capital Group                         4,300       57
*   Genzyme Corp.-Genzyme
      Biosurgery                                    6,578       57
    CB Bancshares Inc./Hawaii                       2,200       57
*   Old Dominion Freight Line, Inc.                 6,000       57
*   Travelocity.com Inc.                            4,700       57
*   National Dentex Corp.                           2,900       57
*   Todd Shipyards Corp.                            8,753       57
*   LightPath Technologies, Inc.                    4,100       57
*   Hotel Reservations Network, Inc.                2,000       57
    JP Realty Inc. REIT                             3,600       57
    Fleming Cos., Inc.                              4,800       57
*   Advanced Tissue Sciences Inc.                  18,700       57
*   VA Linux Systems, Inc.                          6,969       57
*   Capital Corp. of the West                       4,700       56
    S & T Bancorp, Inc.                             2,600       56
*   Chalone Wine Group Ltd.                         6,860       56
*   Xicor, Inc.                                    16,600       56
    SL Green Realty Corp. REIT                      2,000       56
    Midas Inc.                                      4,683       56
*   Corixa Corp.                                    2,000       56
*   Adelphia Business Solutions, Inc.              13,100       56
    Exide Corp.                                     7,300       56
*   Cheap Tickets, Inc.                             5,700       56
*   Argonaut Technologies Inc.                      6,500       55
*   Impco Technologies Inc.                         4,600       55
    City Holding Co.                                9,595       55
*   Adaptive Broadband Corp.                        9,000       55
*   Amerco, Inc.                                    2,800       55
*   NetRatings, Inc.                                3,740       55
*   Berlitz International, Inc.                     6,801       55
*   Integrated Telecom Express, Inc.               11,440       55
    Amcast Industrial Corp.                         5,504       55
*   Docent, Inc.                                    6,250       55
*   Modis Professional Services Inc.               13,254       55
*   Storage Computer Corp.                          7,000       55
    Centex Construction Products, Inc.              2,000       55
    BankAtlantic Bancorp, Inc.
      Class A                                      14,535       55
    UMB Financial Corp.                             1,455       54
    Vesta Insurance Group, Inc.                    10,600       54
*   Greka Energy Corp.                              4,020       54
    Cascade Bancorp                                 4,020       54
*   Sanchez Computer Associates, Inc.               6,562       54
*   Photon Dynamics, Inc.                           2,400       54
*   Ampal-American Israel Corp.                     8,900       54
    The Stride Rite Corp.                           7,700       54
*   Casella Waste Systems, Inc.                     6,200       54
*   Diversa Corp.                                   2,996       54
*   Inprise Corp.                                   9,700       54
*   CUNO Inc.                                       2,000       54
    RFS Hotel Investors, Inc. REIT                  4,100       54
*   BankUnited Financial Corp.                      6,300       54
*   Encore Wire Corp.                               9,200       53
*   Stein Mart, Inc.                                4,600       53

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
*   ePlus Inc.                                      4,700       53
*   Clintrials Research, Inc.                      10,300       53
*   Netro Corp.                                     7,700       53
*   ITXC Corp.                                      7,700       53
*   GoTo.com, Inc.                                  7,300       53
    Oxford Industries, Inc.                         3,500       53
*   ESS Technology, Inc.                           10,400       53
*   Clarent Corp.                                   4,700       53
*   The Boyds Collection, Ltd.                      5,700       53
*   Mail-Well, Inc.                                12,300       53
*   Omega Worldwide, Inc.                          21,695       53
*   Arena Pharmaceuticals, Inc.                     3,408       53
*   Digital Island Inc.                            13,000       53
*   MGI Pharma, Inc.                                3,200       53
*   Adolor Corp.                                    2,400       53
*   The Buckle, Inc.                                3,000       53
*   Wave Systems Corp.                             11,700       53
    Equity Inns, Inc. REIT                          8,500       53
*   Zamba Corp.                                    19,300       52
*   Royal Appliance
      Manufacturing Co.                            13,114       52
*   Pinnacle Systems, Inc.                          7,100       52
    State Financial Services Corp.
      Class A                                       6,200       52
*   MTR Gaming Group Inc.                          11,000       52
*   International Specialty
      Products, Inc.                                7,800       52
    Sizzlers Property Investors,
      Inc. REIT                                     7,500       52
    HF Financial Corp.                              5,200       52
*   Fairchild Corp.                                 9,441       52
*   FirePond, Inc.                                  5,500       52
*(4)Viatel, Inc.                                   13,945       52
    Movado Group, Inc.                              3,400       52
*   Unifi, Inc.                                     5,800       52
*   Department 56 Inc.                              4,505       52
*   New Era of Networks, Inc.                       8,800       52
*   Aerosonic Corp.                                 5,100       52
*   Liberty Digital, Inc.                          10,200       52
*   William Lyon Homes, Inc.                        5,500       52
    Patriot Bank Corp.                              7,600       51
    Hancock Fabrics, Inc.                          14,900       51
*   BE Avionics Inc.                                3,200       51
*   About.Com, Inc.                                 1,900       51
*   Cumulus Media Inc.                             14,100       51
*   Collins & Aikman Corp.                         12,200       51
*   Ocwen Financial Corp.                           8,000       51
*   Daily Journal Corp.                             1,700       51
*   Bethlehem Steel Corp.                          29,140       51
*   Entegris Inc.                                   6,800       51
*   Designs, Inc.                                  23,850       51
*   Buckeye Technology, Inc.                        3,600       51
    First International Bancorp, Inc.               7,700       51
    Dime Community Bancshares                       2,000       51
    International Shipholding Corp.                 8,075       50
*   SONICblue Inc.                                 12,228       50
*   Endo Pharmaceuticals
      Holdings, Inc.                                8,400       50
*   The Good Guys, Inc.                            16,800       50
*   Technology Solutions Co.                       23,650       50
    Donnelly Corp.                                  3,800       50
    Reckson Associates Realty Corp.
      Class B REIT                                  1,840       50
*   Uniroyal Technology Corp.                       8,000       50
    Massbank Corp.                                  1,700       50
*   IKOS Systems, Inc.                              5,600       50
    World Fuel Services Corp.                       7,100       50
*   Sciclone Pharmaceuticals                       12,400       50
*   Wyndham International, Inc.
      Class A                                      28,326       50
    Ziegler Cos., Inc.                              3,000       50
*   Aviall Inc.                                     9,775       49
    Humphrey Hospitality Trust,
      Inc. REIT                                     7,000       49
*   Medialink Worldwide, Inc.                      11,300       49
    Westpoint Stevens, Inc.                         6,600       49
*   Wackenhut Corrections Corp.                     6,700       49
*   ON Semiconductor Corp.                          9,400       49
*   Boston Beer Co., Inc. Class A                   5,600       49
*   Matria Healthcare, Inc.                         5,125       49
*   Internet.com Corp.                              8,300       49
*   Micron Electronics, Inc.                       12,600       49
*   Versata, Inc.                                   5,500       49
*   ePresence, Inc.                                11,300       49
    A.M. Castle & Co.                               4,900       49
*   Tyler Technologies, Inc.                       29,000       49
*   1-800-FLOWERS.COM, Inc.                        11,800       49
    Phoenix Investment Partners Ltd.                3,100       49
    First South Bancorp, Inc.                       2,100       49
    Omnova Solutions Inc.                           8,100       49
    Peoples Holding Co.                             2,700       49
*   Tower Automotive, Inc.                          5,400       49
*   K2 Inc.                                         6,064       49
*   Alliance Gaming Corp.                           5,500       48
*   Deltek Systems, Inc.                           11,400       48
*   Hartmarx Corp.                                 20,300       48
*   Interleukin Genetics, Inc.                     15,100       48
*   Protection One, Inc.                           55,000       48
    Superior Uniform Group, Inc.                    5,900       48
*(4)World Access, Inc.                             19,920       48
*   Harmonic, Inc.                                  8,422       48
*   Airnet Communications Corp.                     7,080       48
*   Ciber, Inc.                                     9,800       48
*   Park-Ohio Holdings Corp.                        9,800       48
*   Zebra Technologies Corp. Class B                1,170       48
*   Playboy Enterprises, Inc. Class B               4,800       48
*   Chiles Offshore, Inc.                           1,900       48
*   Antec Corp.                                     6,000       47

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
*   Inrange Technologies Corp.                      2,800       47
    Atlantic Tele-Network, Inc.                     4,680       47
*   FLIR Systems, Inc.                              8,500       47
    BNP Residential Properties, Inc.                6,300       47
*   United Therapeutics Corp.                       3,200       47
    Standard Motor Products, Inc.                   6,400       47
    Lone Star Steakhouse &
      Saloon, Inc.                                  4,900       47
    Pulaski Financial Corp.                         4,800       47
*   Extensity, Inc.                                 7,820       47
*   Advanced Lighting
      Technologies, Inc.                            7,100       47
*   OfficeMax, Inc.                                16,300       47
    Herbalife International Class A                 6,133       47
*   QCF Bancorp, Inc.                               2,200       47
*   Predictive Systems, Inc.                        6,500       47
*   Rochester Medical Corp.                         9,300       47
    FNB Financial Services Corp.                    4,600       46
*   Transaction Systems
      Architects, Inc.                              4,000       46
    Alico, Inc.                                     2,800       46
*   Copper Mountain Networks, Inc.                  7,800       46
*   Layne Christensen Co.                          14,100       46
    Sauer-Danfoss, Inc.                             4,900       46
    Financial Industries Corp.                      5,000       46
*   Net2Phone, Inc.                                 6,200       46
*   Metasolv Software, Inc.                         5,000       46
*   Syms Corp.                                     10,000       46
*   Global Vacation Group, Inc.                    13,500       46
*   Information Management
      Associates, Inc.                             10,400       46
    Oil-Dri Corp. of America                        6,800       45
*   Lifeline Systems, Inc.                          3,600       45
*   Wesco International, Inc.                       6,250       45
*   Metawave Communications Corp.                   4,964       45
    Arch Chemicals, Inc.                            2,550       45
*   The Profit Recovery Group
      International, Inc.                           7,100       45
*   Syntel, Inc.                                    7,850       45
*   Mayor's Jeweler's, Inc.                        15,700       45
    Enesco Group, Inc.                              9,600       45
    Wainwright Bank & Trust Co.                     6,100       45
    Anthracite Capital Inc.                         5,800       45
*   Data Broadcasting Corp.                        12,814       45
*   NextCard, Inc.                                  5,600       45
*   Concord Communications, Inc.                    5,100       45
*   V.I. Technologies, Inc.                         8,500       45
*   COMARCO, Inc.                                   3,300       45
    Lennox International Inc.                       5,740       44
    Colonial Properties Trust REIT                  1,700       44
    Superior Industries
      International, Inc.                           1,400       44
*   Dura Automotive Systems, Inc.                   8,393       44
*   Motient Corp.                                  11,000       44
*   Structural Dynamics
      Research Corp.                                4,400       44
*   Superior Consultant Holdings Corp.             16,000       44
*   SITEL Corp.                                    15,300       44
*   First Consulting Group, Inc.                    9,255       44
*   Advanced Polymer Systems                       18,500       44
    Codorus Valley Bancorp, Inc.                    2,756       44
*   Troy Group, Inc.                                8,800       44
    Spartan Motors, Inc.                           25,900       44
*   Mobile Mini, Inc.                               1,900       44
*   ANC Rental Corp.                               12,478       44
*   Hologic, Inc.                                   8,200       44
*   TiVo Inc.                                       8,100       44
*   InfoCure Corp.                                 11,600       44
*   Acmat Corp. Class A                             6,100       43
*   Todhunter International, Inc.                   6,200       43
*   Packeteer, Inc.                                 3,500       43
*   Genome Therapeutics Corp.                       6,200       43
    Tech/Ops Sevcon, Inc.                           4,800       43
*   Ceres Group, Inc.                               7,200       43
    Nashua Corp.                                    9,686       43
*   PC-Tel, Inc.                                    4,000       43
    BCSB Bankcorp, Inc.                             6,800       43
*   Champion Enterprises, Inc.                     15,600       43
*   Danielson Holdings Corp.                        9,400       43
    SLI, Inc.                                       6,650       43
*   Procom Technology, Inc.                         3,300       43
    EDO Corp.                                       5,800       43
*   Mobius Management
      Systems, Inc.                                20,100       43
    Omega Healthcare Investors,
      Inc. REIT                                    11,200       43
*   PETsMART, Inc.                                 14,848       43
*   eCollege.com Inc.                              10,500       43
    Bridge View Bancorp                             3,038       43
*   Z-Tel Technologies, Inc.                        8,180       42
*   Manufacturers' Services Limited                 6,400       42
*   Curis, Inc.                                     4,770       42
*   FARO Technologies, Inc.                        14,100       42
    Synalloy Corp.                                  8,900       42
*   Rudolph Technologies, Inc.                      1,400       42
*   Hector Communications Corp.                     4,000       42
*   Applied Microsystems Corp.                      9,500       42
*   Kaiser Aluminum & Chemical Corp.               11,400       42
    Team Financial, Inc.                            6,000       42
*   Vertex Interactive, Inc.                        6,700       42
*   Trammell Crow Co.                               3,100       42
    Polaroid Corp.                                  7,200       42
*   Western Multiplex Corp.                         6,072       42
    First Financial Corp.-Indiana                   1,300       42
    The Ackerley Group, Inc.                        4,600       41
    FBL Financial Group, Inc. Class A               2,371       41
*   Daisytek International Corp.                    6,000       41
    Federal-Mogul Corp.                            17,800       41

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
*   Puma Technology, Inc.                           9,900       41
*   Oxigene, Inc.                                   7,000       41
*   MP3.com, Inc.                                  11,400       41
*   Neon Communications, Inc.                       6,300       41
*   Pegasus Solutions Inc.                          5,900       41
    Strayer Education, Inc.                         1,600       41
*   Thermo Fibertek, Inc.                          11,850       41
*   Westell Technologies, Inc.                     13,300       41
*   General Binding Corp.                           6,028       41
*   Equinix, Inc.                                   9,280       41
*   i3 Mobile, Inc.                                10,140       41
*   Mercator Software, Inc.                         7,500       40
*   Immucor Inc.                                   14,954       40
*   Resonate Inc.                                   4,230       40
*   The TriZetto Group, Inc.                        2,400       40
*   Lazare Kaplan International, Inc.               7,900       40
*   Tractor Supply Co.                              4,700       40
*   Encompass Services Corp.                        7,880       40
*   Information Resources, Inc.                    12,006       40
*   Ciphergen Biosystems, Inc.                      3,000       40
*   Choice One Communications Inc.                  4,268       40
*   Intelidata Technologies Corp.                  15,300       40
*   ScreamingMedia Inc.                            13,200       40
*   Odwalla, Inc.                                   4,000       40
    Timberline Software Corp.                      11,058       39
*   ZixIt Corp.                                     4,500       39
*   Versant Corp.                                  17,500       39
*   Digitas Inc.                                    7,756       39
    Wabash National Corp.                           4,550       39
*   eSPEED, Inc.                                    2,500       39
*   MedQuist, Inc.                                  2,451       39
*   Expedia Inc.                                    4,100       39
*   American Bank Note
      Holographics, Inc.                           29,900       39
*   Silicon Image, Inc.                             7,200       39
    Energy West Inc.                                4,000       39
    Summit Properties, Inc. REIT                    1,500       39
    HEICO Corp. Class A                             3,345       39
*   Primus Telecommunications
      Group, Inc.                                  16,800       39
*   Mechanical Technology Inc.                     11,100       39
*   onlinetradinginc.com                           11,100       39
    Presidential Life Corp.                         2,600       39
*   Airgas, Inc.                                    5,700       39
*   Numerex Corp.                                   4,700       39
    G & L Realty Corp. REIT                         4,383       39
*   Terayon Communications
      Systems, Inc.                                 9,500       39
    Gerber Scientific, Inc.                         4,500       39
    Tecumseh Products Co. Class B                   1,000       39
    Penford Corp.                                   2,700       38
*   Crossroads Systems, Inc.                        8,200       38
*   Cannondale Corp.                               10,400       38
*   Covad Communications Group, Inc.              22,950        38
*   AT Comm Corp.                                   1,900       38
    NCH Corp.                                       1,000       38
*   Centra Software, Inc.                           9,788       38
    First Union Real Estate REIT                   14,780       38
*   Exabyte Corp.                                  11,000       38
*   HotJobs.com Ltd.                                3,300       38
*   Satcon Technology Corp.                         3,807       38
*   Candela Corp.                                   7,150       38
    Hunt Corp.                                      7,700       38
*   Com21, Inc.                                     8,000       38
    Mueller (Paul) Co.                              1,400       37
*   SpectRx, Inc.                                   5,074       37
*   Intertrust Technologies Corp.                  11,000       37
*   MarchFirst, Inc.                               24,677       37
*   Friendly Ice Cream Corp.                       17,900       37
*   Proton Energy Systems, Inc.                     3,500       37
*   Perry Ellis International Corp.                 6,650       37
*   Lifecore Biomedical Inc.                        7,900       37
*   Garden Fresh Restaurant Corp.                   5,900       37
    Tremont Corp.                                   1,142       36
    Carolina Southern Bank                          1,630       36
*   Applix, Inc.                                   14,500       36
*   Integrated Electrical Services, Inc.            6,100       36
*   Cell Pathways, Inc.                             7,600       36
*   California Amplifier, Inc.                      3,900       36
*   Perficient, Inc.                                6,000       36
*   Level 8 Systems Inc.                            5,900       36
*   Dyax Corp.                                      1,692       36
*   Be Free, Inc.                                  16,400       36
*   Workflow Management, Inc.                       5,209       36
*   iGATE Capital Corp.                            12,400       36
*   Griffin Land & Nurseries, Inc.                  3,100       36
*   Conrad Industries, Inc.                         6,200       36
*   COMFORCE Corp.                                 20,213       35
*   SIGA Technologies, Inc.                        11,200       35
    Global TeleSystems, Inc.                       43,400       35
    Gainsco, Inc.                                  13,400       35
*   TALK.com, Inc.                                 24,450       35
*   Scient Corp.                                   10,800       35
*   Cysive, Inc.                                    8,500       35
*   Jackpot Enterprises, Inc.                       7,000       35
    T. Rowe Price                                     800       35
*   Healthcare.com Corp.                           23,100       35
    A. Schulman Inc.                                3,000       35
*   Digital River, Inc.                            14,500       34
    Oregon Trail Financial Corp.                    2,500       34
    Great Southern Bancorp, Inc.                    2,200       34
    The Standard Register Co.                       2,400       34
*   Bracknell Corp.                                 6,140       34
    Foster Wheeler Corp.                            6,500       34
*   Steel Dynamics, Inc.                            3,100       34
*   Intuitive Surgical, Inc.                        4,000       34
*   Spanish Broadcasting System, Inc.               6,800       34
*   Fritz Cos., Inc.                                5,600       34

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
*   Lancer Corp.                                    5,902       34
*   Wackenhut Corp.                                 2,508       34
*   Medplus, Inc.                                   9,500       34
*   Proxicom, Inc.                                  8,200       34
*   URS Corp.                                       2,300       34
*   Artisoft, Inc.                                  9,300       34
*   Immune Response                                12,800       34
*   Value City Department Stores, Inc.              6,400       34
*   Priceline.com Inc.                             25,600       34
*   ShopKo Stores, Inc.                             6,700       34
    Oak Hill Financial, Inc.                        2,300       33
*   Bluestone Software Inc.                         2,200       33
    ChemFirst Inc.                                  1,500       33
*   Network Peripherals, Inc.                       5,140       33
*(4)Action Performance Cos., In                    13,932       33
*   Interdigital Communications Corp.               6,100       33
*   SignalSoft Corp.                                3,344       33
    Landry's Seafood Restaurants, Inc.              3,300       33
*   PRWW, Ltd.                                      4,300       33
*   P-Com, Inc.                                    10,700       33
*   TCSI Corp.                                     23,800       33
*   TransMontaigne Inc.                            11,900       33
*   IntraBiotics Pharmaceuticals, Inc.              3,400       33
*   Consumer Portfolio Services, Inc.              22,700       33
*   Optical Communication
      Products, Inc.                                2,900       33
*   Zoltek Cos., Inc.                              10,000       33
*   Lakes Gaming, Inc.                              3,462       32
    Watsco, Inc.                                    2,800       32
*   Pegasystems Inc.                               13,900       32
*   ORATEC Interventions, Inc.                      6,228       32
*   Jones Lang Lasalle Inc.                         2,300       32
*   Interneuron Pharmaceutical, Inc.               24,900       32
*   SkillSoft Corp.                                 1,700       32
*   RWD Technologies, Inc.                         10,400       32
*   Read Rite Corp.                                 7,900       32
*   Previo, Inc.                                    9,417       32
*   Duramed Pharmaceuticals, Inc.                   9,500       32
*   American Axle & Manufacturing
      Holdings, Inc.                                4,000       32
*   Evolve Software, Inc.                           6,508       32
*   Itron, Inc.                                     8,700       32
    Investors Title Co.                             2,000       32
*   Huttig Building Products, Inc.                  7,622       31
*   Comshare                                       11,953       31
*   Winter Sports Inc.                              2,425       31
    Katy Industries, Inc.                           5,200       31
*   Brightpoint, Inc.                               8,900       31
*   Zomax Inc.                                      6,800       31
*   Vivus, Inc.                                    14,200       31
*   All American Semiconductor, Inc.                3,400       31
*   Lanier Worldwide, Inc.                         10,200       31
*   Schuler Homes Inc.                              3,400       31
*   HomeBase, Inc.                                 30,600       31
*   PJ America Inc.                                 5,500       31
*   Boyd Gaming Corp.                               8,900       31
*   LookSmart, Ltd.                                12,500       30
*   Maxxam Inc.                                     2,000       30
*   Guess ?, Inc.                                   5,700       30
*   ClickAction, Inc.                               5,500       30
*   Sonic Automotive, Inc.                          4,400       30
*   American Medical Security
      Group, Inc.                                   5,000       30
*   TheStreet.com, Inc.                            10,350       30
*   autobytel.com inc.                             11,900       30
*   Cone Mills Corp.                               11,600       30
*   Tut Systems, Inc.                               3,600       30
*   Ramtron International Corp.                     6,760       30
*   AGENCY.COM Inc.                                 7,620       30
*   Larscom, Inc. Class A                          11,900       29
*   Interliant Inc.                                 9,200       29
*   Sunrise Telecom Inc.                            7,500       29
*   Network-1 Security Solutions, Inc.              8,800       29
    Guilford Mills, Inc.                           17,900       29
    United Wisconsin Services, Inc.                 8,600       29
*   Computer Horizons Corp.                        11,900       29
*   Docucorp International                         14,461       29
    Bank of the Ozarks, Inc.                        2,200       29
*   Latitude Communications, Inc.                   7,400       29
*   National Bancshares Corp.
      of Texas                                      2,100       28
*   Aetrium, Inc.                                  10,300       28
*   PTEK Holdings, Inc.                            19,700       28
    Westbanco Inc.                                  1,200       28
*   UNOVA, Inc.                                     7,700       28
*   Accrue Software, Inc.                          11,100       28
*   Correctional Services Corp.                    11,997       28
*   W.R. Grace & Co.                                8,700       28
*   Walker Interactive Systems, Inc.               20,600       28
*   Allaire Corp.                                   5,500       28
*   Sola International Inc.                         6,700       28
*   Freeport-McMoRan Copper &
      Gold, Inc. Class A                            3,348       28
*   NZ Corp.                                        9,177       28
*   Official Payments Corp.                         4,000       28
*   HealthAxis, Inc.                               19,100       27
*   PICO Holdings, Inc.                             2,202       27
*   Clarus Corp.                                    3,900       27
*   Inforte Corp.                                   1,984       27
*   eBT International, Inc.                        13,200       27
*   AnswerThink Consulting
       Group, Inc.                                  7,500       27
*   Andrea Radio Corp.                             12,900       27
    Met-Pro Corp.                                   2,600       27
*   ChipPAC, Inc.                                   9,000       27
*   ISCO, Inc.                                      3,800       27
*   Large Scale Biology Corp.                       2,800       27
    Ampco-Pittsburgh Corp.                          2,200       26

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
*   Sizzler International                          17,600       26
*   PriceSmart, Inc.                                  800       26
*   T/R Systems, Inc.                               4,100       26
*   iManage, Inc.                                   5,699       26
*   Labor Ready, Inc.                               7,800       26
    Luby's, Inc.                                    4,300       26
    Conoco Inc. Class A                               900       26
*   Aftermarket Technology Corp.                   11,700       26
*   NeoMedia Technologies, Inc.                     8,500       26
    American Residential Investment
      Trust, Inc. REIT                             11,000       25
*   STAR Telecommunications, Inc.                  25,200       25
*   Telular Corp.                                   4,975       25
    Big Dog Holdings, Inc.                          6,700       25
*   Cyberian Outpost, Inc.                         21,100       25
*   Mossimo, Inc.                                  15,400       25
*   Sykes Enterprises, Inc.                         5,600       25
    The Warnaco Group, Inc. Class A                14,720       25
    Analysts International Corp.                    6,500       25
*   LCA-Vision, Inc.                               23,300       25
*   Viant Corp.                                     6,200       25
*   Weirton Steel                                  20,600       25
*   Headway Corporate
      Resources, Inc.                              17,800       24
*   Rightchoice Managed Care, Inc.                    700       24
*   Traffix, Inc.                                  14,100       24
*   ACTV, Inc.                                      5,700       24
*   Spectranetics Corp.                            18,400       24
*   Gilman & Ciocia, Inc.                           8,400       24
*   LendingTree, Inc.                              11,700       24
*   Blount International, Inc.                      3,137       24
*   WorldPages.com, Inc.                            8,900       24
*   Internet Capital Group, Inc.                    7,280       24
*   Applied Graphics Technologies, Inc.             7,064       24
*   Software Spectrum, Inc.                         3,900       24
*   Baldwin Technology Class A                     15,700       24
*   VIA NET.WORKS, Inc.                             6,172       24
*   Fresh Del Monte Produce Inc.                    5,300       24
*   DT Industries, Inc.                             6,600       24
*   Laser Vision Centers, Inc.                     14,400       23
*   Preview Systems, Inc.                           7,480       23
*   Health Management Systems, Inc.                15,553       23
*   M&F Worldwide Corp.                             6,000       23
    Mills Corp. REIT                                1,400       23
*   Virage, Inc.                                    4,300       23
*   Lantronix, Inc.                                 3,600       23
*(4)Maxim Pharmaceuticals, Inc.                     3,600       23
*   Waypoint Financial Corp.                        2,083       23
*   SportsLine.com, Inc.                            4,300       23
    Landmark Bancshare, Inc.                        1,300       23
*   Synagro Technologies Inc.                      10,100       23
*   Fourth Shift Corp.                             18,100       23
*   Vertel Corp.                                    9,600       23
*   Netcentives Inc.                                5,900       22
*   Jenny Craig Inc.                               16,300       22
*   Razorfish Inc.                                 13,700       22
*   Rare Medium Group, Inc.                        11,600       22
*   Twinlab Corp.                                  13,100       22
*   Precision Optics Corp.                          9,300       22
*   Curon Medical Inc.                              5,500       22
*   Norstan, Inc.                                  14,700       22
*   Stamps.Com Inc.                                 7,900       22
*   Per-Se Technologies, Inc.                       6,284       22
*   WorldGate Communications, Inc.                  5,700       22
*   SEEC, Inc.                                      8,900       22
*   NPC International Class A                       2,000       22
*   Wink Communications, Inc.                       3,600       22
*   Turnstone Systems, Inc.                         2,900       22
    U.S.B. Holding Co., Inc.                        1,705       21
*   divine interVentures.inc                       13,640       21
    Roadway Express Inc.                            1,000       21
*   Navidec, Inc.                                   8,600       21
    Community Trust Bancorp Inc.                    1,400       21
*   The Gymboree Corp.                              1,500       21
*   Switchboard Inc.                                6,964       21
*   Chordiant Software, Inc.                        6,900       20
    National Steel Corp. Class B                   17,100       20
*   PSINet, Inc.                                   28,225       20
*   Jupiter Media Metrix, Inc.                      2,178       20
*   Netopia, Inc.                                   4,700       20
*   Marimba, Inc.                                   4,500       20
*   Alpine Group, Inc.                              9,200       20
*   Tripath Technology Inc.                         1,400       20
*   AMBI, Inc.                                     26,700       20
*   Paragon Technologies, Inc.                      2,500       20
*   Phoenix Technologies LTD.                       1,470       20
*   Bell & Howell Co.                               1,200       20
*   Allied Holdings, Inc.                           7,200       20
    Ethyl Corp.                                    13,700       20
*   W-H Energy Services, Inc.                       1,000       20
*   U.S. Energy Corp.                               9,500       20
*   SmartDisk Corp.                                 5,000       19
*   eLEC Communications Corp.                      24,700       19
*   Network Engines, Inc.                           4,600       19
*   Globix Corp.                                    7,000       19
*   General DataComm Industries, Inc.              18,100       19
    Oregon Steel Mills, Inc.                       18,100       19
*   SMC Corp.                                       9,000       19
*   iBasis, Inc.                                    4,600       19
*(4)Engage, Inc.                                   25,300       19
*   Goody's Family Clothing                         4,200       19
*   infoUSA Inc.                                    5,584       19
*   Ezenia!, Inc.                                  16,700       19
*   Advanced Magnetics, Inc.                        7,100       19
*   Gaylord Container Corp.                        18,600       19
*   Terra Industries, Inc.                          7,400       19
*   OAO Technology Solutions, Inc.                 15,061       18
    Commercial Net Lease Realty REIT                1,800       18

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
*   Earthshell Corp.                               14,300       18
    FirstSpartan Financial Corp.                      500       18
*   Navigant Consulting, Inc.                       4,800       18
*   CSK Auto Corp.                                  4,700       18
    Three Rivers Bancorp, Inc.                      2,200       18
*   NaviSite, Inc.                                  7,700       18
*   Infogrames, Inc.                                3,220       18
    The Pep Boys
      (Manny, Moe & Jack)                           4,940       18
*   Alteon, Inc.                                    5,200       18
*   Creative Host Services, Inc.                    5,500       18
    Primex Technologies, Inc.                         560       18
*   Western Digital Corp.                           7,300       18
*   Material Sciences Corp.                         2,300       18
*   Corrections Corp. of America REIT              51,364       18
*   Alterra Healthcare Corp.                       17,600       18
*   Strategic Distribution, Inc.                   40,200       18
*   Aspect Medical Systems, Inc.                    2,036       18
*   Allied Riser Communications Corp.               8,600       17
*   Information Architects Corp.                    9,600       17
*   Tejon Ranch Co.                                   900       17
*   Accelerated Networks, Inc.                      6,216       17
*   Track Data Corp.                               24,000       17
*   Liquid Audio, Inc.                              6,700       17
*   Pharmacyclics, Inc.                               500       17
    Actuant Corp.                                   5,700       17
*   General Chemical Group, Inc.                   17,000       17
*   TSR, Inc.                                       4,600       17
*   Gulf West Banks, Inc.                           2,213       17
    Greater Community Bancorp                       1,874       17
*   VTEL Corp.                                     19,200       17
    Foothill Independent Bancorp.                   1,391       17
*   eXcelon Corp.                                  11,100       17
*   Keystone Consolidated
      Industries, Inc.                             12,100       17
*   Cellstar Corp.                                 11,500       17
*   American Skiing Co.                            11,500       17
*   AT&T Latin America Corp. Class A                6,000       17
*   Orbital Sciences Corp.                          4,000       17
*   Rehabilicare, Inc.                              6,880       16
*   Chiquita Brands International, Inc.            16,300       16
*   Network Plus Corp.                              6,500       16
*   Hayes Lemmerz International, Inc.               2,420       16
*   Eshare Communications, Inc.                    12,900       16
*   Data Return Corp.                               4,300       16
*   StarMedia Network, Inc.                         8,500       16
*   U.S. Energy Systems, Inc.                       4,000       16
*   Catalytica Energy Systems, Inc.                   927       16
    Urstadt Biddle Properties REIT                  2,300       16
*   Cidco, Inc.                                    10,600       16
*   Liberty Satellite & Technology, Inc.
      Class A                                       5,004       16
*   Innotrac Corp.                                  4,500       16
*   Lifeminders, Inc.                               4,500       16
*   McAfee.com Corp.                                3,100       16
    Lillian Vernon Corp.                            2,200       15
*   Birmingham Steel Corp.                         15,350       15
*   ActionPoint, Inc.                               7,400       15
    First Mariner Bancorp, Inc.                     3,800       15
*   Harken Energy Corp.                             4,490       15
*   Egghead.com, Inc.                              25,468       15
*   GP Strategies Corp.                             3,500       15
*   Visual Data Corp.                              13,800       15
*   iBEAM Broadcasting Corp.                       14,154       15
    Greater Delaware Valley
      Savings Bank                                  1,500       15
*   Lightspan Inc.                                 10,400       15
    Casey's General Stores                          1,000       15
*   Trump Hotels & Casino Resorts, Inc.             7,700       15
*   Budget Group, Inc.                              7,000       15
*   InVision Technologies, Inc.                    10,300       15
*   Somera Communications, Inc.                     1,700       15
*   Insmed Inc.                                     4,250       15
*   Launch Media, Inc.                              9,400       15
*   MedicaLogic/Medscape, Inc.                      6,348       15
*   Ames Department Stores, Inc.                   10,200       15
*   Cellular Technical Services                     5,160       15
*   Loislaw.com, Inc.                               3,400       14
    Blimpie International, Inc.                    10,900       14
*   SAVVIS Communications Corp.                    16,280       14
*   I-Link, Inc.                                   18,000       14
*   Caliber Learning Network, Inc.                 15,000       14
*   Capital Pacific Holdings, Inc.                  5,100       14
*   Seven Seas Petroleum Inc.                      10,200       14
    Salient 3 Communications Class A                5,900       14
*   Ask Jeeves, Inc.                                5,700       14
*   AppliedTheory Corp.                             6,900       14
*   Imperial Credit                                29,400       14
*   barnesandnoble.com inc.                        10,500       14
*   New Frontier Media, Inc.                        9,000       14
*   GraphOn Corp.                                  10,000       14
*   AvantGo, Inc.                                   2,200       14
*   Braun Consulting, Inc.                          3,700       14
*   Triton Network Systems, Inc.                    4,328       14
*   Burlington Industries, Inc.                     7,703       13
*   Northwest Pipe Co.                              1,900       13
    FINOVA Group, Inc.                             14,300       13
*   Photoworks, Inc.                               22,575       13
*   Carrington Labs Inc.                           13,400       13
*   Microwave Systems Corp.                        30,600       13
*   Navigant International, Inc.                    1,644       13
*   Pac-West Telecom, Inc.                          3,881       13
    CKE Restaurants Inc.                            4,851       13
    Transcontinental Realty Investors,
      Inc. REIT                                     1,485       13
*   Catalina Lighting, Inc.                         6,200       13
*   kforce.com, Inc.                                4,289       13
*   Systemax Inc.                                  10,500       13

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
    Clarion Commercial Holdings, Inc.               1,800       13
*   Ampex Corp. Class A                            34,700       13
*   Extended Systems Inc.                           1,100       13
*   Rhythms NetConnections Inc.                    11,400       13
*   Personnel Group of America, Inc.                7,600       13
*   Radio One, Inc.                                 1,200       13
*   Black Hawk Gaming &
      Development Co., Inc.                         1,900       13
    Owens Corning                                  15,700       13
*   Tuesday Morning Corp.                           2,400       13
*   Rainmaker Systems, Inc.                        10,200       13
*   Eprise Corp.                                    6,940       13
*   Superior Telecom Inc.                           6,487       13
*   V-One Corp.                                    19,900       12
*   Luminant Worldwide Corp.                       15,300       12
*   Media 100 Inc.                                  4,849       12
*   Scherer Health                                  3,200       12
*   Webvan Group Inc.                              26,284       12
    EZCORP, Inc.                                    8,200       12
*   Redhook Ale Brewery, Inc.                       8,000       12
*   FairMarket, Inc.                                8,140       12
    General Cable Corp.                             2,750       12
    Tenneco Automotive, Inc.                        4,060       12
    Urstadt Biddle Properties REIT
      Class A                                       1,700       12
*   Staff Leasing,Inc.                              4,000       12
*   Webco Industries, Inc.                          8,300       12
*   Komag, Inc.                                    18,114       12
*   PictureTel Corp.                                5,000       12
*   American Access Technologies Inc.              10,000       12
*   Regent Communications, Inc.                     2,000       12
*   Pfsweb Inc.                                    15,764       12
*   Geoworks                                        4,000       12
*   Net Perceptions, Inc.                           5,600       12
*   eMerge Interactive, Inc.                        3,199       12
*   Carriage Services, Inc.                         7,700       12
*   Vornado Operating Inc. REIT                     5,595       12
    TransPro Inc.                                   4,500       12
*   Sensory Science Corp.                          20,400       11
*   Optika Inc.                                    14,600       11
*   Global Payment Tech Inc.                        3,200       11
*   Credit Management Solutions, Inc.               9,100       11
*   QAD Inc.                                        9,500       11
*   Bell Industries, Inc.                           4,500       11
*   Corio, Inc.                                     5,400       11
    Stephan Co.                                     3,700       11
*   Organic, Inc.                                  13,616       11
*   Primus Knowledge Solutions, Inc.                1,700       11
*   NetZero Inc.                                   12,600       11
*   The Knot, Inc.                                 11,700       11
*   Hecla Mining Co.                               21,900       11
*   Prodigy Communications Corp.
      Class A                                       7,300       11
*   Checkers Drive-In Restaurants, Inc.             2,950       11
*   eGain Communications Corp.                      3,500       11
*   Anthony & Sylvan Pools Corp.                    1,287       11
*   Tandycrafts, Inc.                               8,200       11
*   BUY.COM, Inc.                                  16,400       11
*   NetManage, Inc.                                11,447       11
*   Sequoia Software Corp.                          5,600       11
*   High Speed Access Corp.                         9,900       11
*   Coeur D'Alene Mines Corp.                      11,200       11
*   Zonagen, Inc.                                   4,000       11
*   Lifeway Foods, Inc.                             2,000       11
*   MarketWatch.com, Inc.                           3,500       11
*   enherent Corp.                                 11,000       10
*   SpeedUs.com, Inc.                              15,700       10
*(4)WHX Corp.                                      13,700       10
    SJW Corp.                                         100       10
*   SYNAVANT Inc.                                   2,170       10
*   Crescent Operating, Inc. REIT                  16,260       10
*   Metromedia International
      Group, Inc.                                   3,900       10
*   Vicinity Corp.                                  3,400       10
*   Toymax International, Inc.                      6,200       10
*   3DO Co.                                         3,800       10
*   Vestcom International, Inc.                     5,500       10
*   Navarre Corp.                                   9,100       10
    Armstrong Holdings, Inc.                        4,800       10
*   Data Race, Inc.                                13,178       10
*   e.spire Communications, Inc.                   19,600       10
*   iXL Enterprises, Inc.                           9,800       10
*   Visual Networks, Inc.                           3,000       10
*   Comdial Corp.                                   9,400       10
*   Circle.com                                     17,130       10
    Herbalife International Class B                 1,267       10
*   Cole National Corp. Class A                     1,100        9
*   Maxicare Health Plans Inc.                     10,100        9
*   Labtec, Inc.                                    1,400        9
*   Century Business Services, Inc.                 8,400        9
*   Sagent Technology, Inc.                         6,800        9
*   National Information
      Consortium, Inc.                              6,100        9
*   Impreso.com, Inc.                               5,300        9
*   HA-LO Industries, Inc.                          4,050        9
*   Omtool, Ltd.                                    6,000        9
*   Jos. A. Bank Clothiers, Inc.                    2,000        9
*   UniView Technologies Corp.                     17,900        9
*   VCampus Corp.                                  10,600        9
*   Heartport Inc.                                  5,700        9
*   Ventiv Health, Inc.                               706        9
*   Quintus Corp.                                   5,900        9
*   Proxymed Pharmacy, Inc.                         7,000        9
*   Technisource, Inc.                              5,900        9
*   Fresh Choice, Inc.                              5,100        9
*   Metrocall, Inc.                                18,300        9
*   Profile Technologies, Inc.                      6,800        9
*   Covista Communications, Inc.                    6,100        8

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
*   Paradyne Networks, Inc.                         4,600        8
*   Huntco Inc. Class A                             8,800        8
*   net.Genesis Corp.                               2,524        8
*   Crown Media Holdings, Inc.                        400        8
*   Fresh America Corp.                             7,200        8
*   Eco Soil Systems, Inc.                          9,900        8
*   Miller Industries, Inc.                        14,200        8
*   Cyberguard Corp.                                4,500        8
*   Caldera Systems, Inc.                           4,100        8
*   Integral Vision, Inc.                          16,842        8
*   Central Financial Acceptance Corp.              3,000        8
*   Netpliance, Inc.                               14,800        8
*   Badger Paper Mills, Inc.                        3,200        8
*   Exchange Applications, Inc.                     6,200        8
*   Aqua Care Systems, Inc.                         6,700        8
*   Net2000 Communications, Inc.                    4,368        8
*   Billing Concepts Corp.                          3,700        7
    Bedford Bancshares, Inc.                          800        7
*   Open Market, Inc.                               6,500        7
*   Scheid Vineyards, Inc. Class A                  2,300        7
*   Imperial Sugar Co.                              8,664        7
*   NorthPoint Communications
      Group, Inc.                                  20,200        7
*   Lante Corp.                                     4,440        7
*   The A Consulting Team, Inc.                     6,000        7
*   Lexar Media, Inc.                               7,360        7
*   DA Consulting Group, Inc.                       8,800        7
*   Heartland Technology, Inc                       5,500        7
*   C-bridge Internet Solutions, Inc.               1,756        7
*   Telaxis Communications Corp.                    3,736        7
*   eMachines, Inc.                                17,936        7
*   Micrografx, Inc.                               11,900        7
*   Hollywood Entertainment Corp.                   6,300        7
*   International Assets Holding Corp.              2,395        7
*   Talarian Corp.                                  1,900        7
*   USDATA Corp., Inc.                             11,797        7
*   LMI Aerospace, Inc.                             3,000        7
*(4)Source Media, Inc.                             14,000        7
*   York Research Corp.                             5,900        6
*   TenFold Corp.                                   4,300        6
    Meridian Diagnostics, Inc.                      1,300        6
*   Epicor Software Corp.                           7,774        6
*   Viador, Inc.                                    4,800        6
*   Neoforma.com, Inc.                              7,700        6
*   Informax, Inc.                                    600        6
*   Digital Impact, Inc.                            2,600        6
*   Polyvision Corp.                                4,800        6
*   Royal Precision Inc.                            2,000        6
*   SoftNet Systems, Inc.                           3,300        6
*   CyberSource Corp.                               2,500        6
*   Prize Energy Corp.                                285        6
*   Chesapeake Biological
      Laboratories, Inc.                            1,300        6
*   NX Networks, Inc.                               9,400        6
*   Gadzoox Networks, Inc.                          2,800        6
*   Calypte Biomedical Corp.                        5,600        6
*   Arch Wireless, Inc.                             9,300        6
*   iVillage Inc.                                   5,400        6
*   Alysis Technologies Inc.                       10,200        6
*   Trans World Airlines                            5,300        6
*   Progress Energy, Inc CVO                       15,000        6
*   Capital Title Group, Inc.                       6,000        6
*   Ventro Corp.                                    5,500        6
*   j2 Global Communications, Inc.                 19,300        5
*   Acclaim Entertainment Inc.                     15,591        5
*   Emergent Information
      Technologies, Inc.                            6,100        5
*   Mail.Com, Inc.                                  7,418        5
*(4)Innovative Gaming Corp.                        10,000        5
*   Drugstore.com, Inc.                             5,800        5
*   On2.com Inc.                                    9,000        5
*   Phoenix International Ltd., Inc.                4,100        5
*   Life Financial Corp.                            7,300        5
*   Loudeye Technologies, Inc.                      4,212        5
*   ebix.com Inc.                                  10,600        5
*   Drug Emporium, Inc.                            10,528        5
*   E-LOAN, Inc.                                    9,800        5
*   Digital Generation Systems                      2,300        5
*   24/7 Media, Inc.                                9,200        5
*   Advanced Switching
      Communications, Inc.                          1,000        5
*   Convergent Communications, Inc.                 8,200        5
*   Network Access Solutions Corp.                  7,500        5
*   Renaissance Worldwide, Inc.                     6,000        5
*   Insilco Holding Corp.                              87        5
*   CAIS Internet, Inc.                             4,800        5
*   General Magic, Inc.                             3,300        5
*   Crown Crafts, Inc.                             16,200        5
*   Excel Legacy Corp.                              1,900        5
*   I.D. Systems, Inc.                              1,800        5
*   Samsonite Corp.                                 3,242        4
*   Cypress Communications, Inc.                    4,880        4
*   Blue Wave Systems, Inc.                         1,000        4
*   Rocky Mountain Chocolate
      Factory, Inc.                                 1,243        4
*   Teligent, Inc.                                  2,200        4
*   InsWeb Corp.                                    4,850        4
    Cavalier Homes, Inc.                            4,840        4
*   SeraCare, Inc.                                  1,200        4
*   YouthStream Media Networks, Inc.                5,600        4
*   IGI, Inc.                                       6,710        4
*   DSL.Net, Inc.                                   7,800        4
*   PeoplePC Inc.                                   5,520        4
*   Prime Retail, Inc. REIT                         8,800        4
*   Breakaway Solutions, Inc.                       4,700        4
*   SciQuest.com, Inc.                              3,000        4
*   LeadingSide, Inc.                              13,100        4
*   Sunbeam Corp.                                  12,488        4

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
*   GC Cos.                                         1,930        4
*   United Leisure Corp.                            1,800        4
*   Kevco, Inc.                                     7,200        4
*   US SEARCH.com Inc.                             17,300        4
*   Laser Mortgage Management, Inc.                 1,100        4
*   United PanAm Financial Corp.                    4,000        4
*   Gallery of History, Inc.                        1,200        4
*   Marvel Enterprises Inc.                         2,600        4
*   RMH Teleservices, Inc.                            400        4
*   Calico Commerce Inc.                            3,800        4
*   MyPoints.com, Inc.                              3,100        4
*   Cytrx Corp.                                     5,000        4
*   Intraware, Inc.                                 2,400        4
*   Echo Bay Mines Ltd.                             9,400        4
*   MessageMedia Inc.                               8,000        4
*(4)Ashford.com, Inc.                              11,100        3
*   Harbor Global Company Ltd.                        680        3
*   Mediaplex, Inc.                                 4,100        3
*   Zany Brainy, Inc.                               6,165        3
    Farrel Corp.                                    4,000        3
*   Universal Access, Inc.                            400        3
    Oakwood Homes Corp.                             5,100        3
*   ImproveNet, Inc.                                8,300        3
*   Unity Bancorp, Inc.                             1,500        3
*   Planet Polymer Technology, Inc.                 5,200        3
*   Entrade Inc.                                    3,000        3
*   Centura Software Corp.                          3,600        3
*   Evoke Inc.                                      1,600        3
*   Aames Financial Corp.                           4,320        3
*   3Dfx Interactive, Inc.                         10,700        3
*   Sonic Innovations, Inc.                           400        3
*   CD Warehouse, Inc.                              6,500        3
*   FirstWorld Communications Inc.                  4,000        3
*   Audible, Inc.                                   6,000        3
*   billserv.com, Inc.                              1,000        3
*   Comfort Systems USA, Inc.                       1,200        3
*   eToys Inc.                                     13,600        3
*   Carmike Cinemas, Inc. Class A                   7,411        3
*   Avado Brands, Inc.                              4,500        3
*   Juno Online Services, Inc.                      3,800        2
*   Darling International, Inc.                     6,600        2
*   Waste Systems International, Inc.              13,000        2
*   Geerlings & Wade Inc.                           1,200        2
*   ICG Communications, Inc.                       17,180        2
*   iPrint.com, Inc.                                3,100        2
*   Collagenex Pharmaceuticals, Inc.                  600        2
*   CRIIMI MAE, Inc. REIT                           3,200        2
    LTV Corp.                                       6,400        2
*   Leapnet, Inc.                                   2,500        2
    Pittsburgh & West Virginia Railroad               300        2
*   Marketing Specialists Corp.                     8,300        2
*   Aztec Technology Partners, Inc.                 9,289        2
*   Onvia.com, Inc.                                 2,400        2
*   Total Containment                               2,100        2
*   InterWorld Corp.                                3,900        2
*   Fidelity Holdings, Inc.                         4,000        2
*   Frontline Communications Corp.                  9,600        2
*   Alanco Technologies, Inc.                       1,986        2
*   Lechters Corp.                                  9,000        2
*   Quokka Sports, Inc.                             3,000        2
*   I-Link Inc. Series N Pfd.                           6        2
*   Ascent Pediatrics, Inc.                         2,200        2
*   Avenue A, Inc.                                    900        2
*   Film Roman, Inc.                                5,000        2
*   Vlasic Foods International, Inc.                6,226        2
*   Juno Lighting, Inc.                               293        2
*   ATEC Group, Inc.                                2,000        2
*   Virage Logic Corp.                                100        2
*   Cardima, Inc.                                   6,000        2
*   Radio Unica Corp.                                 400        2
*   Entrada Networks, Inc.                            850        1
*   Transworld Healthcare Inc.                      1,574        1
*   Tickets.com, Inc.                               5,200        1
*   INSpire Insurance Solutions, Inc.               9,350        1
    Continucare Corp.                               4,600        1
*   Natural Wonders                                 2,000        1
*   Egreetings Network, Inc.                        5,100        1
*   Integra, Inc.                                   1,600        1
*   Hanover Direct, Inc.                            3,700        1
*   Merisel, Inc.                                   8,800        1
*(4)Beyond.com Corp.                                8,700        1
*   Merry Land Properties, Inc. REIT                  242        1
*   Xpedior Inc.                                    4,780        1
*   Global Sports, Inc.                               243        1
*   Adams Golf, Inc.                                3,300        1
*   Omni Nutraceuticals Inc.                        6,500        1
*   Viisage Technology, Inc.                        1,500        1
*   Medinex Systems, Inc.                           6,000        1
*   Mainspring, Inc.                                  400        1
*   PowerCerv Corp.                                 5,600        1
*   CD&L, Inc.                                      2,800        1
*   Interstate Hotels Corp. REIT                      720        1
*   Regent Assisted Living, Inc.                    1,500        1
*   Women.com Networks, Inc.                        5,000        1
*   Endo Pharmaceuticals
      Warrants Exp. 3/31/2003                       4,300        1
*   Amresco Inc.                                      720        1
*   ZeroPlus.com, Inc.                              3,000        1
*   ProcureNet, Inc.                                6,800        1
*   ValueClick, Inc.                                  200        1
*   IEC Electronics Corp.                           1,682        1
    Astea International, Inc.                       1,000        1
*   Horizon Group Properties, Inc. REIT               270        1
*   GSE Systems, Inc.                                 600        1
*   Cornerstone Internet Solutions Co.             12,100        1
*   Pacific Gateway Exchange, Inc.                 23,300        1
*   Pets.com                                        7,700        1
*   AdStar.com, Inc.                                1,000        1

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
BALANCED INDEX FUND                                SHARES        (000)
----------------------------------------------------------------------
*   U.S. Interactive, Inc.                          2,391        1
*   E-Stamp Corp.                                   3,500        1
*   Cybear Group                                    1,429        1
*   Internet Pictures Corp.                           547        1
*   Audio Visual Services Corp.                     2,200        1
*   Autoweb.com, Inc.                               2,000        1
*   Penncorp Financial Group, Inc.                  6,800       --
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $1,866,055)                                           $2,350,156
----------------------------------------------------------------------


                                                     FACE
                                                   AMOUNT
                                                    (000)
----------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (23.9%)
----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.8%)
U.S. Treasury Bonds
    6.625%, 2/15/2027                             $11,145       12,723
    6.75%, 8/15/2026                               13,410       15,499
(4) 7.50%, 11/15/2024                               4,250        5,304
    7.625%, 11/15/2022                             29,100       36,477
    8.00%, 11/15/2021                               5,270        6,818
    8.125%, 8/15/2019                               1,905        2,464
    8.125%, 8/15/2021                               8,575       11,209
    8.50%, 2/15/2020                                2,230        2,991
    8.75%, 5/15/2017                                1,865        2,506
    8.75%, 5/15/2020                               13,300       18,255
    8.75%, 8/15/2020                                   50           69
    8.875%, 8/15/2017                               1,050        1,428
    9.25%, 2/15/2016                                   50           69
    9.375%, 2/15/2006                                 200          238
    9.875%, 11/15/2015                                650          937
    10.375%, 11/15/2009                             9,770       11,463
    10.625%, 8/15/2015                              6,450        9,755
    11.25%, 2/15/2015                              17,325       27,094
    12.75%, 11/15/2010                              7,065        9,285
    14.00%, 11/15/2011                                865        1,239

U.S. Treasury Notes
    5.75%, 11/30/2002                               6,000        6,059
    6.00%, 8/15/2009                                  450          475
(4) 6.125%, 8/15/2007                              36,325       38,251
    6.375%, 4/30/2002                              12,050       12,202
    6.625%, 4/30/2002                              26,975       27,394
    7.50%, 11/15/2001                              12,450       12,649
    7.50%, 5/15/2002                                  700          719

                                                            ----------
                                                               273,572
                                                            ----------
AGENCY BONDS & NOTES (2.6%)
Federal Farm Credit Bank
    4.80%, 11/6/2003                             $  3,500     $  3,426
Federal Home Loan Bank
    5.575%, 9/2/2003                                4,800        4,795
    5.675%, 8/18/2003                               5,000        5,007
    5.865%, 9/2/2008                                2,000        1,991
    5.88%, 11/25/2008                               1,200        1,15
    6.50%, 8/15/2007                                3,500        3,610
    7.625%, 5/14/2010                              10,000       11,081
Federal Home Loan Mortgage Corp.
    5.75%, 3/15/2009                               14,000       13,751
    6.45%, 4/29/2009                                2,000        1,956
    6.875%, 1/15/2005                               7,700        8,014
    7.00%, 7/15/2005                               17,000       17,838
    7.09%, 6/1/2005                                   400          400
Federal National Mortgage Assn.
    5.64%, 12/10/2008                               3,500        3,324
    5.75%, 4/15/2003                                3,845        3,854
    5.90%, 7/9/2003                                 3,000        2,984
    5.91%, 8/25/2003                                1,300        1,309
    5.96%, 4/23/2003                                  600          598
    5.97%, 7/3/2003                                 2,000        1,990
    6.00%, 1/14/2005                                  150          148
    6.09%, 2/20/2009                                4,000        3,858
    6.18%, 2/19/2009                                1,000          968
(4) 6.40%, 5/14/2009                                5,700        5,634
    6.56%, 4/23/2008                                2,750        2,718

Tennessee Valley Auth.
    5.375%, 11/13/2008                              2,400        2,312
    7.125%, 5/1/2030                                4,000        4,475
                                                            ----------
                                                               107,194
                                                            ----------
MORTGAGE OBLIGATIONS (14.5%)
Federal Home Loan Mortgage Corp.
(3) 5.50%, 1/1/2009-12/1/2028                       3,842        3,725
(3) 6.00%, 2/1/2001-8/1/2029                       51,220       50,140
(3) 6.50%, 8/1/2001-8/1/2029                       84,801       84,065
(3) 7.00%, 6/1/2003-8/1/2030                       56,744       57,051
(3) 7.50%, 9/1/2003-12/15/2030                     23,943       24,415
(3) 8.00%, 11/1/2001-10/1/2030                     10,642       10,926
(3) 8.50%, 11/1/2006-8/1/2027                       1,280        1,331
(3) 9.00%, 1/1/2005-4/1/2030                        3,253        3,373
(3) 9.50%, 8/1/2003-4/1/2025                          299          315
(3) 10.00%, 3/1/2017-4/1/2025                         111          118
Federal National Mortgage Assn.
(3) 5.50%, 1/1/2001-12/1/2014                       2,832        2,753
(3) 6.00%, 7/1/2001-9/1/2029                       25,991       25,279
(3) 6.50%, 3/1/2003-11/1/2029                      59,574       58,918
(3) 7.00%, 1/1/2003-12/1/2030                      44,436       44,616
(3) 7.50%, 7/1/2001-12/1/2030                      45,631       46,328
(3) 8.00%, 7/1/2007-11/1/2030                      20,712       21,226
(3) 8.50%, 10/1/2004-9/1/2030                       5,786        5,963
(3) 9.00%, 9/1/2004-8/1/2026                          368          388
(3) 9.50%, 4/1/2005-2/1/2025                          212          223
(3) 10.00%, 7/1/2005-8/1/2021                          62           67
(3) 10.50%, 8/1/2020                                   15           16
Government National Mortgage Assn.
(3) 6.00%, 3/15/2009- 8/15/2029                    10,921       10,653
(3) 6.50%, 9/15/2008- 8/15/2029                    35,201       34,883
(3) 7.00%, 5/15/2008-10/15/2029                    35,709       35,963
(3) 7.50%, 5/15/2008-12/15/2030                    28,381       28,907

----------------------------------------------------------------------
                                                     FACE       MARKET
                                                   AMOUNT       VALUE*
BALANCED INDEX FUND                                 (000)        (000)
----------------------------------------------------------------------
(3) 8.00%, 4/15/2002-12/15/2030                    20,900       21,464
(3) 8.50%, 7/15/2001- 9/15/2030                     6,841        7,068
(3) 9.00%, 2/15/2004- 8/15/2030                     4,312        4,498
(3) 9.50%, 9/15/2018- 12/15/2025                      802          843
(3) 10.00%, 10/15/2017-2/15/2026                       98          105
(3)   10.50%, 9/15/2019                                 6            6
(3)   11.00%, 7/15/2013-12/15/2015                     19           21
(3)   12.00%, 2/15/2014                                 8            9
                                                            ----------
                                                               585,656
                                                            ----------
----------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST $942,927) 966,422
----------------------------------------------------------------------
CORPORATE BONDS (13.2%)
----------------------------------------------------------------------
ASSET-BACKED (1.5%)
ARG Funding Corp.
(3) 5.88%, 5/20/2003                                2,800        2,792
American Express Credit Card Master Trust
(3) 6.40%, 4/15/2005                                3,000        3,024
CIT RV Trust
(3) 5.96%, 4/15/2011                                1,325        1,323
California Infrastructure & Econ.
    Dev. Bank SP Trust PG&E
(3) 6.31%, 9/25/2008                                5,000        5,047
(3) 6.38%, 9/25/2008                               10,000       10,083
(3) 6.42%, 9/25/2008                               10,900       11,042
Citibank Credit Card Master Trust
(3) 5.875%, 3/10/2011                                 900          875
Citicorp Lease Pass-Through Trust
(3) 7.22%, 6/15/2005                                  548          555
Discover Card Master Trust
(3) 5.65%, 11/15/2004                               3,600        3,578
First Bank Corp. Card Master Trust
(3) 6.40%, 2/15/2003                                1,000        1,002
Ford Credit Auto Owner Trust
(3) 7.40%, 4/15/2005                                2,250        2,324
Honda Auto Lease Trust
(3) 6.65%, 7/15/2005                                2,000        2,014
PECO Energy Transition Trust
(3) 5.63%, 3/1/2005                                 4,800        4,769
(3) 5.80%, 3/1/2007                                 5,000        4,977
(3) 6.05%, 3/1/2009                                 1,100        1,095
PP&L Transition
(3) 6.96%, 12/26/2007                               5,000        5,169
Sears Credit Account Master Trust
(3) 6.05%, 1/15/2008                                  500          501
(3) 6.35%, 2/16/2007                                2,500        2,517
                                                           -----------
                                                                62,687
                                                           -----------
FINANCE (4.8%)
ABN-AMRO Bank
    7.125%, 10/15/2093                              1,000          901
Abbey National Capital Trust I
    8.963%, 12/29/2049                              2,000        2,070
Advanta Mortgage Loan Trust
(3) 6.21%, 11/25/2016                               2,600        2,579
Allstate Corp.
    7.20%, 12/1/2009                                3,000        3,073
American General Capital II
8.50%, 7/1/2030                                     1,300        1,328
Associates Corp. of North America
    6.50%, 10/15/2002                               1,125        1,129
    7.50%, 4/15/2002                                  350          354
Bank of New York Capital I
    7.97%, 12/31/2026 1,000 939
BNP Paribas Capital Trust
    9.003%, 10/27/2010 1,500 1,545
Bank One Corp
    7.625%, 8/1/2005 2,500 2,596
BankAmerica Corp.
    7.50%, 10/15/2002                               1,600        1,631
    8.07%, 12/31/2026                                 500          465
    8.125%, 2/1/2002                                1,125        1,143
    10.00%, 2/1/2003                                  200          214
Bear Stearns Co., Inc.
    6.625%, 1/15/2004                                 300          298
    6.70%, 8/1/2003                                 1,300        1,303
BT Capital Trust B
    7.90%, 1/15/2027                                  500          445
CIGNA Corp.
    7.875%, 5/15/2027                                 500          493
CNA Financial Corp.
    6.50%, 4/15/2005                                2,300        2,207
Camden Property Trust
    7.00%, 11/15/2006                                 750          730
Case Credit Corp.
    6.15%, 3/1/2002                                 4,250        3,188
Centerpoint Properties
    7.90%, 1/15/2003                                2,500        2,543
Chase Capital I
    7.67%, 12/1/2026                                1,600        1,461
The Chase Manhattan Corp.
    6.375%, 4/1/2008                                1,870        1,808
    8.50%, 2/15/2002                                1,856        1,895
Chrysler Financial Corp.
    5.69%, 11/15/2001                               3,000        2,983
Citicorp
    7.625%, 5/1/2005                                  700          730
    8.625%, 12/1/2002                               2,500        2,613
    9.50%, 2/1/2002                                 1,000        1,034
Citicorp Capital II
    8.015%, 2/15/2027                               1,050          996

----------------------------------------------------------------------
                                                     FACE       MARKET
                                                   AMOUNT       VALUE*
BALANCED INDEX FUND                                 (000)        (000)
----------------------------------------------------------------------
Citicorp Lease A
    8.04%, 12/15/2019                               1,700        1,727
Commercial Credit Corp.
    5.90%, 9/1/2003                                   450          445
Conseco Inc.
    9.00%, 10/15/2006                               2,925        2,077
CoreStates Capital Corp.
    6.625%, 3/15/2005                                 700          694
Donaldson Lufkin & Jenrette, Inc.
    6.00%, 12/1/2001                                6,750        6,712
    8.00%, 3/1/2005                                 2,500        2,628
Equity Residential Properties
    6.55%, 11/15/2001                               1,350        1,345
Equitable Companies Inc.
    7.00%, 4/1/2028                                   350          314
Finova Capital Corp.
    6.25%, 11/1/2002                                3,000        1,860
    7.25%, 11/8/2004                                5,450        3,270
First Chicago Corp.
    11.25%, 2/20/2001                                 400          401
First Union Bank NA
    8.00%, 12/15/2026                               3,000        2,672
First Union Corp.
    7.55%, 8/18/2005                                3,500        3,611
    8.125%, 6/24/2002                                 500          509
Fleet Capital Trust II
    7.92%, 12/11/2026                                 500          460
Fleet Financial Group, Inc.
    6.875%, 3/1/2003                                  400          403
    7.125%, 4/15/2006                                 500          507
Fleet Boston Financial Corp.
    7.25%, 9/15/2005                                4,000        4,138
Ford Motor Credit Co.
    5.75%, 2/23/2004                                5,000        4,848
    7.375%, 10/28/2009                              1,000        1,001
    8.20%, 2/15/2002                                  600          611
General Electric Capital Corp.
    6.90%, 9/15/2015                                1,000        1,015
    7.375%, 1/19/2010                               3,500        3,768
General Motors Acceptance Corp.
    6.625%, 1/10/2002                               2,500        2,508
    6.625%, 10/1/2002                               2,850        2,859
    7.75%, 1/19/2010                                4,200        4,320
    9.00%, 10/15/2002                                 350          365
    9.625%, 12/15/2001                                600          620
HRPT Properties Trust
    6.75%, 12/18/2002                               1,750        1,734
HSBC Capital Funding
    10.176%, 12/29/2049                             2,000        2,297
John Hancock Global Funding II
    7.90%, 7/2/2010                                 4,000        4,315
Heller Financial Inc.
    8.00%, 6/15/2005                                2,000        2,071
Household Finance Corp.
    6.40%, 6/17/2008                                  375          357
    7.625%, 1/15/2003                               1,500        1,527
    7.65%, 5/15/2007                                  350          359
ING Capital Funding Trust III
    8.439%, 12/31/2010                              3,000        3,038
JDN Realty Corp.
    6.80%, 8/1/2004                                   840          672
Jackson National Life Insurance Co.
    8.15%, 3/15/2027                                2,000        1,950
Lehman Brothers Holdings Inc.
    6.25%, 4/1/2003                                 2,000        1,990
    6.625%, 2/5/2006                                1,765        1,738
    7.75%, 1/15/2005                                4,500        4,651
MBNA America Bank NA
    7.75%, 9/15/2005                                1,500        1,518
Mack-Cali Realty
    7.00%, 3/15/2004                                2,000        1,986
M&T Bank
    8.00%, 10/1/2010                                1,650        1,722
Mellon Financial Co.
    5.75%, 11/15/2003                                 600          591
    7.995%, 1/15/2027                               1,250        1,184
Merrill Lynch & Co., Inc.
    5.71%, 1/15/2002                                1,600        1,591
    5.87%, 11/15/2001                               1,650        1,645
    5.88%, 1/15/2004                                1,400        1,384
    6.00%, 2/17/2009                                  700          659
    8.30%, 11/1/2002                                  375          389
Morgan Stanley Dean Witter & Co.
    6.375%, 8/1/2002                                1,000        1,002
    7.125%, 1/15/2003                               6,300        6,412
NB Capital Trust IV
    8.25%, 4/15/2027                                1,000          948
NCNB Corp.
    9.50%, 6/1/2004                                   275          298
National Westminster Bancorp Inc.
    9.375%, 11/15/2003                                500          539
NationsBank Corp.
    6.50%, 3/15/2006                                  300          298
PNC Funding Corp
    7.00%, 9/1/2004                                 2,000        2,027
    7.95%, 12/15/2026                               2,000        1,836
PaineWebber Group,Inc.
    6.375%, 5/15/2004                               1,250        1,247
Private Export Funding Corp.
   7.20%, 1/15/2010                                10,500       11,318
Reckson Operating Partnership LP
7.75%, 3/15/2009                                    1,300        1,295
Republic New York Corp.
7.75%, 5/15/2002                                      500          508
7.75%, 5/15/2009                                      300          309
Salomon Smith Barney Holdings Inc.
6.875%, 6/15/2005                                     200          203

----------------------------------------------------------------------
                                                     FACE       MARKET
                                                   AMOUNT       VALUE*
BALANCED INDEX FUND                                 (000)        (000)
----------------------------------------------------------------------
Sears, Roebuck & Co. Acceptance Corp.
    6.125%, 1/15/2006                                 350          338
    6.75%, 9/15/2005                                  400          396
Security Capital Pacific Trust
    8.05%, 4/1/2017                                   350          335
Simon DeBartolo Group, Inc.
    6.75%, 7/15/2004                                  750          734
Spear, Leeds & Kellogg, L.P.
    8.25%, 8/15/2005                                5,000        5,341
Summit Properties Inc.
    6.95%, 8/15/2004                                1,800        1,771
Susa Partnership
    7.50%, 12/1/2027                                  400          339
Synovus Financial Corp.
    7.25%, 12/15/2005                               1,850        1,869
Toyota Motor Credit
    5.625%, 11/13/2003                              3,750        3,706
Travelers Property Casualty Corp.
    7.75%, 4/15/2026                                  450          452
UBS Preferred Funding Trust I
    8.622%, 10/1/2010                               2,350        2,468
US Bancorp
    7.00%, 3/15/2003                                2,450        2,468
Wells Fargo & Co.
    6.50%, 9/3/2002                                 3,500        3,517
    7.96%, 12/15/2026                                 600          569
                                                            ----------
                                                               192,293
                                                            ----------
INDUSTRIAL (5.5%)
AT&T Corp.
    5.625%, 3/15/2004                                 150          143
    8.35%, 1/15/2025                                  210          207
Alcoa Inc.
    7.25%, 8/1/2005                                 1,000        1,044
    7.375%, 8/1/2010                                1,300        1,374
American Airlines (Equipment Trust Certificates)
    6.855%, 4/15/2009                                 935          946
    7.024%, 10/15/2009                                600          610
Ameritech Capital Funding
    7.50%, 4/1/2005                                   600          625
Anadarko Petroleum Corp.
    7.20%, 3/15/2029                                1,500        1,471
Anheuser-Busch Cos., Inc.
    7.10%, 6/15/2005                                1,100        1,137
    7.125%, 7/1/2017                                  400          395
    7.375%, 7/1/2023                                  125         125
Apache Corp.
    7.625%, 7/1/2019                                1,000        1,027
Applied Materials, Inc.
    8.00%, 9/1/2004                                   125          130
Archer-Daniels-Midland Co.
    8.875%, 4/15/2011                                 295          338
Auburn Hills
    12.00%, 5/1/2020                                  175          254
Baker Hughes Inc.
    6.875%, 1/15/2029                               1,350        1,300
C.R. Bard, Inc.
    6.70%, 12/1/2026                                1,100        1,076
Bayer Corp.
    6.65%, 2/15/2028                                  850          788
Black & Decker Corp.
    7.50%, 4/1/2003                                 1,700        1,729
The Boeing Co.
    6.625%, 2/15/2038                                 900          851
Burlington Northern Santa Fe Corp.
    6.375%, 12/15/2005                                150          149
    6.75%, 3/15/2029                                  750          681
    6.875%, 2/15/2016                                 500          472
    7.00%, 12/15/2025                                 100           94
    7.25%, 8/1/2097                                   300          272
CSX Corp.
    7.05%, 5/1/2002                                 1,000        1,003
    8.10%, 9/15/2022                                  300          304
    8.625%, 5/15/2022                               1,100        1,174
CVS Corp.
    5.50%, 2/15/2004                                1,250        1,210
Caterpillar Co.
    7.375%, 3/1/2097                                  750          691
Chrysler Corp.
    7.45%, 2/1/2097                                   300          255
Cia Radiocumunic Moviles
    9.25%, 5/8/2008                                   500          410
Clear Channel Communications
    7.25%, 9/15/2003                                6,000        6,063
    7.65%, 9/15/2010                                2,500        2,545
    7.875%, 6/15/2005                               1,000        1,035
Comcast Cablevision
    8.875%, 5/1/2017                                  850          941
Comdisco Inc.
    6.00%, 1/30/2002                                2,650        2,226
    7.25%, 9/20/2001                                2,250        2,079
Conagra Inc.
    7.50%, 9/15/2005                                2,000        2,085
Conoco Inc.
    5.90%, 4/15/2004                                3,500        3,477
Conrail Corp.
    9.75%, 6/15/2020                                  120          138
Continental Airlines, Inc.
    (Equipment Trust Certificates)
(3) 6.41%, 4/15/2007                                  787          764
    6.648%, 3/15/2019                                 786          742
Continental Cablevision
    8.875%, 9/15/2005                                 400          426
Cox Communications Inc.
    7.75%, 11/1/2010                                  850          882
Cox Enterprises
    7.875%, 9/15/2010                               4,500        4,576
Cyprus Minerals
    6.625%, 10/15/2005                                600          594

----------------------------------------------------------------------
                                                     FACE       MARKET
                                                   AMOUNT       VALUE*
BALANCED INDEX FUND                                 (000)        (000)
----------------------------------------------------------------------
Daimler-Chrysler North America Holding Corp.
    Global Notes
    6.90%, 9/1/2004                                 3,000        2,983
    7.40%, 1/20/2005                                1,500        1,510
Dayton Hudson Corp.
    6.65%, 8/1/2028                                   500          451
    6.75%, 1/1/2028                                 1,000          913
Deere & Co.
    8.50%, 1/9/2022                                   100          110
Delta Air Lines, Inc. (Equipment Trust Certificates)
    8.30%, 12/15/2029                               2,000        1,712
    8.54%, 1/2/2007                                   337          341
Dillard's Inc.
    5.79%, 11/15/2001                               2,000        1,833
The Walt Disney Co.
    7.55%, 7/15/2093                                  850          822
Dow Chemical Co.
    7.375%, 11/1/2029                               2,000        2,041
ERAC USA Finance Co.
    7.95%, 12/15/2009                               1,400        1,412
Eastman Chemical Co.
    6.375%, 1/15/2004                                 300          291
    7.25%, 1/15/2024                                  450          387
Enterprise Products
    8.25%, 3/15/2005                                8,300        8,614
Federated Department Stores, Inc.
    7.45%, 7/15/2017                                  975          869
    8.50%, 6/15/2003                                3,000        3,067
Ford Capital BV
    9.50%, 6/1/2010 100 115
Ford Motor Co.
    6.375%, 2/1/2029                                1,250        1,014
    9.98%, 2/15/2047                                1,000        1,189
GTE North Inc.
    5.65%, 11/15/2008                                 200          184
GTE South Inc.
    6.125%, 6/15/2007                               1,500        1,455
Georgia-Pacific Corp.
    7.75%, 11/15/2029                               2,000        1,607
Harrahs Operating Co., Inc.
    7.50%, 1/15/2009                                1,500        1,472
Imperial Tobacco
    7.125%, 4/1/2009                                4,000        3,811
International Business Machines Corp.
    7.125%, 12/1/2096                               1,125        1,040
International Paper Co.
    7.875%, 8/1/2006                                  100          103
Kroger Co.
    7.625%, 9/15/2006                               1,450        1,505
    7.65%, 4/15/2007                                  570          591
    7.80%, 8/15/2007                                  750          785
    8.00%, 9/15/2029                                  425          445
    8.05%, 2/1/2010                                 2,000        2,151
    8.15%, 7/15/2006                                  500          531
Lafarge Corp.
    6.375%, 7/15/2005                               1,750        1,670
Lockheed Martin Corp.
    6.50%, 4/15/2003                                1,000        1,004
    7.70%, 6/15/2008                                1,300        1,374
Lucent Technologies, Inc.
    6.50%, 1/15/2028                                  500          332
MCI Communications Corp.
    6.50%, 4/15/2010                                  850          775
    7.50%, 8/20/2004                                2,075        2,095
    7.75%, 3/23/2025                                  350          332
Mach One CDO, Ltd.
    6.70%, 3/15/2030                                2,378        2,357
May Department Stores Co.
    9.75%, 2/15/2021                                  120          139
    9.875%, 12/1/2002                                 225          237
Fred Meyer, Inc.
    7.375%, 3/1/2005                                2,000        2,060
Michigan Bell Telephone Co.
    7.50%, 2/15/2023                                  175          167
Mobil Corp.
    7.625%, 2/23/2033                                 175          180
Motorola Inc.
    7.625%, 11/15/2010                              1,700        1,761
New England Telephone & Telegraph Co.
    6.875%, 10/1/2023                                 200          178
    7.875%, 11/15/2029                                750          783
    9.00%, 8/1/2031                                 1,000        1,119
News America Holdings
    7.75%, 1/20/2024                                  200          173
    8.25%, 10/17/2096                               2,000        1,721
    8.50%, 2/15/2005                                  700          733
    9.25%, 2/1/2013                                 1,000        1,067
Noble Drilling Corp.
    7.50%, 3/15/2019                                2,000        2,015
Norfolk Southern Corp.
    7.40%, 9/15/2006                                  535          552
    7.70%, 5/15/2017                                  100          101
    7.80%, 5/15/2027                                  300          309
    7.90%, 5/15/2097                                  100          100
    8.375%, 5/15/2005                               1,800        1,927
Northern Telecom Ltd.
    6.875%, 9/1/2023                                  500          461
Northrop Grumman Corp.
    7.00%, 3/1/2006                                   500          504
    9.375%, 10/15/2024                                650          704
Pacific Bell Telephone Co.
    7.25%, 7/1/2002                                   275          280
J.C. Penney & Co., Inc.
    6.125%, 11/15/2003                                130           91

----------------------------------------------------------------------
                                                     FACE       MARKET
                                                   AMOUNT       VALUE*
BALANCED INDEX FUND                                 (000)        (000)
----------------------------------------------------------------------
Pharmacia Corp.
    5.375%, 12/1/2001                               2,500        2,479
    5.75%, 12/1/2005                                1,000          983
Philip Morris Cos., Inc.
    7.00%, 7/15/2005                                  500          498
    8.25%, 10/15/2003                                 450          463
Phillips Petroleum
    8.50%, 5/25/2005                                1,050        1,135
    8.75%, 5/25/2010                                3,000        3,421
Praxair, Inc.
    6.75%, 3/1/2003                                 2,250        2,265
    6.90%, 11/1/2006                                  350          351
Qwest Capital Funding, Inc.
    7.90%, 8/15/2010                                4,000        4,132
Raytheon Co.
    5.70%, 11/1/2003                                1,100        1,076
    6.45%, 8/15/2002                                3,500        3,497
    7.00%, 11/1/2028                                  300          279
    7.90%, 3/1/2003                                 3,000        3,081
Republic Service
    7.125%, 5/15/2009                               2,500        2,388
Rohm & Haas Co.
    6.95%, 7/15/2004                                  600          607
Safeway Inc.
    5.875%, 11/15/2001                                800          796
    6.85%, 9/15/2004                                1,500        1,512
Samsung Electronics America
    9.75%, 5/1/2003                                 1,000        1,043
Sears, Roebuck & Co. Acceptance Corp.
    6.25%, 1/15/2004                                  650          637
Southwestern Bell Telephone Co.
    7.25%, 7/15/2025                                  400          374
    7.625%, 3/1/2023                                  725          708
Sprint Capital Corp.
    6.50%, 11/15/2001                               6,500        6,506
    6.875%, 11/15/2028                              1,700        1,368
TCI Communications Inc.
    6.375%, 5/1/2003                                2,675        2,637
    7.875%, 8/1/2013                                  500          513
Tele-Communications, Inc.
    8.25%, 1/15/2003                                2,000        2,045
Texaco Capital Corp.
    7.50%, 3/1/2043                                   150          153
    8.875%, 9/1/2021                                  100          119
Texas Instruments Inc.
    6.125%, 2/1/2006                                  600          588
Time Warner Inc.
    7.975%, 8/15/2004                               2,000        2,086
    8.18%, 8/15/2007                                  500          536
Time Warner Entertainment
    8.375%, 3/15/2023                               1,500        1,623
Tosco Corp.
    8.125%, 2/15/2030                               2,400        2,578
Tyco International Group SA
    6.875%, 9/5/2002                                3,000        3,024
    6.875%, 1/15/2029                               1,000          935
US Airways Pass-Through Trust
    8.11%, 2/20/2017                                2,000        2,112
Union Carbide Corp.
    6.70%, 4/1/2009                                 1,000          989
    6.75%, 4/1/2003                                 1,550        1,557
    7.75%, 10/1/2096                                  875          863
    7.875%, 4/1/2023                                  200          208
Union Oil of California
    6.375%, 2/1/2004                                  150          149
    7.50%, 2/15/2029                                  910          915
Union Pacific Corp.
    6.625%, 2/1/2029                                1,000          898
    8.625%, 5/15/2022                                 225          238
US West Capital Funding, Inc.
    6.125%, 7/15/2002                               1,000          992
US West Communications Inc.
    7.20%, 11/1/2004                                2,400        2,445
    7.25%, 9/15/2025                                1,000          940
    7.625%, 6/9/2003                                4,200        4,293
United Technologies Corp.
    8.875%, 11/15/2019                                575          687
Verizon Global Funding Corp.
    6.75%, 12/1/2005                                6,000        6,041
    7.75%, 12/1/2030                                1,000        1,014
Viacom Inc.
    6.75%, 1/15/2003                                1,000        1,000
    7.70%, 7/30/2010                                  750          787
    7.75%, 6/1/2005                                 4,000        4,159
    7.875%, 7/30/2030                                 575          592
Wal-Mart Stores
    7.55%, 2/15/2030                                2,500        2,786
Westvaco Corp.
    8.20%, 1/15/2030                                2,300        2,286
Worldcom Inc.
    7.875%, 5/15/2003                               6,000        6,100
    8.00%, 5/15/2006                                1,200        1,223
                                                            ----------
                                                               223,223
                                                            ----------
UTILITIES (1.4%)
Arizona Public Service Co.
    7.25%, 8/1/2023                                   400          375
CMS Panhandle Holding Co.
    6.125%, 3/15/2004                                 300          293
    6.50%, 7/15/2009                                  800          747
    7.00%, 7/15/2029                                  475          415
Coastal Corp.
    6.50%, 5/15/2006                                  500          494
    6.50%, 6/1/2008                                 1,000          971
    7.42%, 2/15/2037                                  325          303
    7.75%, 10/15/2035                                 750          736

----------------------------------------------------------------------
                                                     FACE       MARKET
                                                   AMOUNT       VALUE*
BALANCED INDEX FUND                                 (000)        (000)
----------------------------------------------------------------------

Commonwealth Edison Co.
    7.375%, 9/15/2002                               1,000        1,013
    7.50%, 7/1/2013                                   250          260
Consolidated Edison Co. of New York, Inc.
    6.625%, 2/1/2002                                1,000          998
Detroit Edison
    7.50%, 2/1/2005                                 6,000        6,215
Dominion Resources Inc.
    8.125%, 6/15/2010                               1,500        1,629
Duke Energy Field Services
    7.875%, 8/16/2010                               1,000        1,065
    8.125%, 8/16/2030                               1,000        1,049
Edison International
    6.875%, 9/15/2004                               2,900        2,410
El Paso Energy Corp.
    6.75%, 5/15/2009                                3,500        3,460
Enron Corp.
    6.40%, 7/15/2006                                1,500        1,483
    6.75%, 8/1/2009                                 1,050        1,048
    6.875%, 10/15/2007                              1,000        1,009
    7.125%, 5/15/2007                                 300          306
    9.125%, 4/1/2003                                  700          738
Florida Power & Light
    6.875%, 12/1/2005                               2,350        2,403
Illinois Power Co.
    7.50%, 7/15/2025                                  500          463
KN Energy, Inc.
    6.45%, 3/1/2003                                   750          748
Keyspan Corp.
    7.25%, 11/15/2005                               2,100        2,184
NRG Northeast Generating
    9.292%, 12/15/2024                              2,500        2,640
National Rural Utility Co.
    6.20%, 2/1/2008                                 1,500        1,418
    6.42%, 5/1/2008                                   700          682
PPL Capital Funding
    7.75%, 4/15/2005                                6,500        6,608
Reliant Energy Resources
    8.125%, 7/15/2005                               3,450        3,594
Southern California Edison Co.
    5.625%, 10/1/2002                               1,500        1,370
    7.20%, 11/3/2003                                1,500        1,279
Texas Utilities Co.
    7.875%, 3/1/2023                                  225          233
    8.125%, 2/1/2002                                  400          406
Union Electric Power Co.
    7.65%, 7/15/2003                                  250          258
Virginia Electric & Power Co.
    6.625%, 4/1/2003                                1,250        1,265
    6.75%, 10/1/2023                                  500          444
Yosemite Security Trust
    8.25%, 11/15/2004                               4,000        4,141
                                                            ----------
                                                            $   57,153
                                                            ----------
----------------------------------------------------------------------
TOTAL CORPORATE BONDS
    (Cost $537,400)                                         $  535,356
----------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS
    (U.S. Dollar-Denominated)(3.4%)
----------------------------------------------------------------------
ABN-AMRO Bank NV (Chicago)
    7.25%, 5/31/2005                                1,000        1,022
AXA SA
    8.60%, 12/15/2030                               3,300        3,396
Abbey National PLC
    7.95%, 10/26/2029                               2,200        2,312
Ahold Finance USA Inc.
    6.875%, 5/1/2029                                1,200        1,034
    8.25%, 7/15/2010                                1,500        1,592
Bank of Nova Scotia
    6.875%, 5/1/2003                                  250          251
Barclays Bank PLC
    8.55%, 6/15/2011                                2,000        2,088
British Telecommunications PLC
    7.625%, 12/15/2005                              8,000        8,094
    8.625%, 12/15/2030                              2,750        2,771
Canadian National Railway Co.
    6.80%, 7/15/2018                                1,075          995
    6.90%, 7/15/2028                                  400          368
Celulosa Arauco
    8.625%, 8/15/2010                               1,750        1,768
Cemex SA de C.V.
    8.625%, 7/18/2003                               8,700        8,744
China Telecom
    7.875%, 11/2/2004                               5,800        5,986
The Development Bank of Singapore Ltd.
    7.875%, 8/10/2009                                 900          946
Embotelladora Andina SA
    7.875%, 10/1/2097                                 650          492
Grand Metropolitan Investment Corp.
    9.00%, 8/15/2011                                1,000        1,172
Grupo Televisa SA
    8.625%, 8/8/2005                                7,000        6,965
Hanson Overseas
    7.375%, 1/15/2003                               1,850        1,873
Inter-American Development Bank
    8.50%, 3/15/2011                                  175          206
Israel Electric Corp.
    7.25%, 12/15/2006                               1,235        1,233
    7.75%, 3/1/2009                                 1,300        1,291
    8.10%, 12/15/2096                               2,000        1,619
KFW International Finance, Inc.
    7.20%, 3/15/2014                                  300          305
    7.625%, 2/15/2004                                 400          417

----------------------------------------------------------------------
                                                     FACE       MARKET
                                                   AMOUNT       VALUE*
BALANCED INDEX FUND                                 (000)        (000)
----------------------------------------------------------------------
Korean Development Bank
    6.625%, 11/21/2003                              1,500        1,482
    7.125%, 4/22/2004                               9,200        9,105
Korea Electric Power
    7.00%, 2/1/2007                                   650          619
    7.75%, 4/1/2013                                 1,400        1,361
Malaysia
    8.75%, 6/1/2009                                 5,000        5,429
Marconi Corp. PLC
    7.75%, 9/15/2010                                4,750        4,589
    8.375%, 9/15/2030                               3,000        2,734
Noranda, Inc.
    8.625%, 7/15/2002                                 550          561
Noranda Forest
    7.50%, 7/15/2003                                  500          507
Petro-Canada
    8.60%, 10/15/2001                               2,000        2,025
    9.25%, 10/15/2021                               2,650        3,133
Petro Geo-Services
    6.25%, 11/19/2003                                 500          487
    7.125%, 3/30/2028                               1,075          943
    7.50%, 3/31/2007                                  250          250
    8.15%, 7/15/2029                                  750          737
Petroliam Nasional Bhd.
    8.875%, 8/1/2004                                1,350        1,432
Pohang Iron & Steel Co. Ltd.
    7.125%, 7/15/2004                               1,300        1,288
Province of British Columbia
    7.00%, 1/15/2003                                  630          645
Province of Manitoba
    6.875%, 9/15/2002                               2,500        2,544
    7.75%, 2/1/2002                                   825          841
    9.625%, 12/1/2018                                 400          522
Province of New Brunswick
    8.75%, 5/1/2022                                   400          484
    9.75%, 5/15/2020                                  500          654
Province of Newfoundland
    7.32%, 10/13/2023                                 600          602
    10.00%, 12/1/2020                                 250          321
Province of Ontario
    7.375%, 1/27/2003                                 175          180
    7.75%, 6/4/2002                                   275          281
Province of Quebec
    7.125%, 2/9/2024 400 411
Province of Saskatchewan
    6.625%, 7/15/2003                               2,250        2,282
    8.00%, 7/15/2004                                1,600        1,702
Republic of Chile
    6.875%, 4/28/2009                               2,300        2,238
Republic of Finland
    7.875%, 7/28/2004                                 850          906
Republic of Portugal
    5.75%, 10/8/2003                                1,000          993
Republic of South Africa
    8.50%, 6/23/2017                                2,000        1,819
    9.125%, 5/19/2009                                 450          453
The State of Qatar
    9.75%, 6/15/2030                                4,000        4,057
Swiss Bank Corp.
    7.00%, 10/15/2015                                 500          482
    7.375%, 7/15/2015                                 250          251
TPSA Finance BV
    7.75%, 12/10/2008                                 360          344
Telecomunicaciones de Puerto Rico
    6.15%, 5/15/2002                                  500          495
    6.65%, 5/15/2006                                1,000          971
    6.80%, 5/15/2009                                  400          383
Telefonica de Argentina
    9.125%, 5/7/2008                                1,000          865
Telefonica Europe BV
    7.35%, 9/15/2005                                2,000        2,023
    7.75%, 9/15/2010                                4,000        4,064
Tenaga Nasional
    7.50%, 1/15/2096                                3,600        2,918
United Mexican States
    6.25%, 12/31/2019                               3,000        2,753
    9.875%, 2/1/2010                                  225          242
    11.375%, 9/15/2016                              1,600        1,872
Vodafone Airtouch PLC
    7.625%, 2/15/2005                               3,700        3,823
    7.875%, 2/15/2030                               1,250        1,267
----------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
(Cost $136,616)                                                138,310
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.6%)(1)
----------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.46%, 1/30/2001                                2,000        1,990
(2) 6.54%, 1/25/2001                                3,000        2,988
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
    6.10%--6.12%, 1/2/2001--Note F 53,627 53,627
    6.14%, 1/2/2001 44,210 44,210
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $102,814)                                            102,815
----------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
    (Cost $3,585,812)                                        4,093,059
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                                 (000)
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
----------------------------------------------------------------------
Receivables for Capital Shares Sold                          $ 134,239
Other Assets--Note B                                            37,293
Payables for Investment Securities Purchased                  (133,065)
Other Liabilities--Note F                                      (81,627)
                                                            ----------
                                                               (43,160)
                                                            ----------
----------------------------------------------------------------------
NET ASSETS (100%)                                           $4,049,899
----------------------------------------------------------------------
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represents 59.0% and 1.6%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $4,978,000 have been segregated as initial margin for open futures contracts.
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(4)All or part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.


----------------------------------------------------------------------
                                                                AMOUNT
                                                                 (000)
----------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
Paid-in Capital                                             $3,539,674
Overdistributed Net Investment Income                           (1,567)
Accumulated Net Realized Gains                                   4,799
Unrealized Appreciation (Depreciation)--Note E
 Investment Securities                                         507,247
 Futures Contracts                                                (254)
----------------------------------------------------------------------
NET ASSETS                                                  $4,049,899
======================================================================
Investor Shares--Net Assets
Applicable to 187,967,218 outstanding                            $.001
par value shares of beneficial interest
(unlimited authorization)                                   $3,586,433
----------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                     $19.08
======================================================================
Admiral Shares--Net Assets
Applicable to 16,537,445 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                     $315,531
----------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES $19.08
======================================================================
Institutional Shares--Net Assets
Applicable to 7,753,137 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                     $147,935
----------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL SHARES                $19.08
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                             Balanced Index Fund
                                                    Year Ended December 31, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 22,814
  Interest                                                               103,659
  Security Lending                                                           780
--------------------------------------------------------------------------------
        Total Income                                                     127,253
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
Investment Advisory Services                                                 175
Management and Administrative--Investor Shares                             7,005
Management and Administrative--Admiral Shares                                 45
Management and Administrative--Institutional Shares                            5
Marketing and Distribution--Investor Shares                                  497
Marketing and Distribution--Admiral Shares                                    --
Marketing and Distribution--Institutional Shares                              --
Custodian Fees                                                               171
Auditing Fees                                                                 10
Shareholders' Reports--Investor Shares                                       116
Shareholders' Reports--Admiral Shares                                         --
Shareholders' Reports--Institutional Shares                                   --
Trustees' Fees and Expenses                                                    5
--------------------------------------------------------------------------------
        Total Expenses                                                     8,029
        Expenses Paid Indirectly--Note C                                    (30)
--------------------------------------------------------------------------------
Net Expenses                                                               7,999
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    119,254
--------------------------------------------------------------------------------
REALIZED NET GAIN
Investment Securities Sold                                                23,614
Futures Contracts                                                            853
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                         24,467
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                                  (227,736)
Futures Contracts                                                        (1,150)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (228,886)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ (85,165)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. Distributions and Capital Share Transactions are shown separately for each class of shares.


--------------------------------------------------------------------------------
                                                             BALANCED INDEX FUND
                                                         YEAR ENDED DECEMBER 31,
                                                                  2000      1999
                                                                 (000)     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income                                        $ 119,254  $ 78,907
Realized Net Gain                                               24,467    13,174
Change in Unrealized Appreciation (Depreciation)              (228,886)  243,199
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                                  (85,165)   335,280
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income--Investor Shares                       (115,875)  (78,758)
Net Investment Income--Admiral Shares                          (3,035)        --
Net Investment Income--Institutional Shares                    (1,113)        --
Realized Capital Gain--Investor Shares                        (17,932)  (18,381)
Realized Capital Gain--Admiral Shares                          (1,445)        --
Realized Capital Gain--Institutional Shares                      (530)        --
--------------------------------------------------------------------------------
Total Distributions                                          (139,930)  (97,139)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES1
Issued                                                       1,737,716 1,388,874
Issued in Lieu of Cash Distributions                           126,202    91,589
Redeemed                                                   (1,185,588) (593,711)
--------------------------------------------------------------------------------
Net Increase--Investor Shares                                  678,330   886,752
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--ADMIRAL SHARES1
Issued                                                         323,046        --
Issued in Lieu of Cash Distributions                             4,191        --
Redeemed                                                       (7,280)        --
--------------------------------------------------------------------------------
Net Increase--Admiral Shares                                   319,957        --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES1
Issued                                                         152,173        --
Issued in Lieu of Cash Distributions                             1,643        --
Redeemed                                                       (5,587)        --
--------------------------------------------------------------------------------
Net Increase--Institutional Shares                             148,229        --
--------------------------------------------------------------------------------
Net Increase from Capital Share Transactions                 1,146,516   886,752
--------------------------------------------------------------------------------
Total Increase                                                 921,421 1,124,893
--------------------------------------------------------------------------------
NET ASSETS
Beginning of Year                                            3,128,478 2,003,585
--------------------------------------------------------------------------------
End of Year                                                 $4,049,899$3,128,478
================================================================================
1 See Note G in Notes to Financial Statements for the corresponding numbers of shares issued and redeemed.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


-----------------------------------------------------------------------------------------------------------
                                                          BALANCED INDEX FUND INVESTOR SHARES
                                                                 YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2000     1999      1998     1997      1996
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $20.22   $18.48    $16.29   $13.92    $12.77
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                          .645      .58       .54     .520       .50
 Net Realized and Unrealized Gain (Loss) on Investments      (1.038)     1.88      2.33    2.525      1.26
-----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            (.393)     2.46      2.87    3.045      1.76
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.647)     (.58)     (.54)   (.530)     (.49)
 Distributions from Realized Capital Gains                    (.100)     (.14)     (.14)   (.145)     (.12)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                                          (.747)    (.72)     (.68)   (.675)     (.61)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $19.08   $20.22    $18.48   $16.29    $13.92
===========================================================================================================
TOTAL RETURN*                                                  -2.04%   13.61%    17.85%   22.24%    13.95%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                           $3,586   $3,128    $2,004   $1,260      $826
 Ratio of Total Expenses to Average Net Assets                 0.22%    0.20%     0.21%    0.20%     0.20%
 Ratio of Net Investment Income to Average Net Assets          3.30%    3.18%     3.29%    3.56%     3.69%
 Portfolio Turnover Rate                                         28%      29%       25%      18%     37%**
===========================================================================================================
*Total return figures do not reflect the annual account maintenance fee of $10.
**Portfolio turnover rate excluding in-kind redemptions was 30%.


-----------------------------------------------------------------------------------------------------------
                                                                        BALANCED INDEX FUND ADMIRAL SHARES
                                                                                               NOV. 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                DEC. 31, 2000
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                $19.40
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                                                .088
 Net Realized and Unrealized Gain (Loss) on Investments                                              (.129)
-----------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                                                    (.041)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                                                (.189)
 Distributions from Realized Capital Gains                                                           (.090)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                                                                                (.279)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                      $19.08
===========================================================================================================
TOTAL RETURN                                                                                         -0.20%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                                                 $316
 Ratio of Total Expenses to Average Net Assets                                                        0.15%**
 Ratio of Net Investment Income to Average Net Assets                                                 3.49%**
 Portfolio Turnover Rate                                                                                28%
===========================================================================================================
*Inception.
**Annualized.

-----------------------------------------------------------------------------------------------------------
                                                                   BALANCED INDEX FUND INSTITUTIONAL SHARES
                                                                                                 DEC. 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                 DEC. 31, 2000
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                $19.05
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                                                .056
 Net Realized and Unrealized Gain (Loss) on Investments                                               .253
-----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                                    .309
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                                                                 (.189)
Distributions from Realized Capital Gains                                                            (.090)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                                                                                (.279)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                      $19.08
===========================================================================================================
TOTAL RETURN                                                                                          1.63%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                                                  $148
Ratio of Total Expenses to Average Net Assets                                                        0.10%**
Ratio of Net Investment Income to Average Net Assets                                                 3.36%**
Portfolio Turnover Rate                                                                                 28%
===========================================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Balanced Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts, S&P MidCap 400 Index futures contracts, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between the changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2000, the fund had contributed capital of $746,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.80% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2000, custodian fee offset arrangements reduced expenses by $30,000.

D. During the year ended December 31, 2000, the fund purchased $1,234,687,000 of investment securities and sold $259,743,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $902,357,000 and $727,120,000, respectively.

E. At December 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $507,247,000, consisting of unrealized gains of $755,314,000 on securities that had risen in value since their purchase and $248,067,000 in unrealized losses on securities that had fallen in value since their purchase. At December 31, 2000, the aggregate settlement value of open futures contracts expiring in March 2001 and the related unrealized appreciation (depreciation) were:
(000)

--------------------------------------------------------------------------------
                                            AGGREGATE                UNREALIZED
                            NUMBER OF      SETTLEMENT              APPRECIATION
FUTURES CONTRACTS      LONG CONTRACTS           VALUE            (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                      79         $26,366                    $(420)
S&P MidCap 400 Index               24           6,272                       81
Russell 2000 Index                 21           5,132                       85
--------------------------------------------------------------------------------

Net unrealized depreciation of $254,000 on open futures contracts is required to be treated as realized loss for tax purposes.

F. The market value of securities on loan to broker/dealers at December 31, 2000, was $55,883,000, for which the fund held cash collateral of $53,627,000 and U.S. Treasury securities with a market value of $6,046,000. The fund invests cash collateral received in repurchase agreements and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G. Shares issued and redeemed for each class of shares were:

--------------------------------------------------------------------------------
                                                SHARES (000)
                                     ISSUED IN                    NET INCREASE
                                  LIEU OF CASH                       IN SHARES
YEAR/SHARE CLASS        ISSUED   DISTRIBUTIONS     REDEEMED        OUTSTANDING
--------------------------------------------------------------------------------
2000
Investor Shares        86,997         6,364        (60,100)           33,261
Admiral Shares         16,692           221           (376)           16,537
Institutional Shares    7,956            87           (290)            7,753
--------------------------------------------------------------------------------
1999
Investor Shares        72,741         4,801        (31,232)          46,310
Admiral Shares             --           --              --             --
Institutional Shares       --           --              --             --
--------------------------------------------------------------------------------


H. The Balanced Index Fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Institutional Shares were first issued on December 1, 2000, and are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Admiral Shares were first issued on November 13, 2000, and are designed for investors that meet certain administrative, servicing, and tenure criteria and have a minimum investment of $50,000. Investor Shares are offered to all other investors. Each class of shares has equal rights to assets and earnings, except that each class bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expense) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

REPORT
  of Independent Accountants

To the Shareholders and Trustees of Vanguard Balanced Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Balanced Index Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 9, 2001






--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD BALANCED INDEX FUND

This information for the fiscal year ended December 31, 2000, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $12,806,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 16.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS

Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, Jr. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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